UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

             Investment Company Act file number_811-04149

_Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA  94403-1906

(Address of principal executive offices)    (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code:_(650) 312-2000

Date of fiscal year end:_2/28

Date of reporting period: _02/28/17

Item 1. Reports to Stockholders.

1

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
February 28, 2017

Franklin Tax-Free Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents

Annual Report
Municipal Bond Market Overview	3
Investment Strategy and Manager's Discussion	5
Franklin Federal Intermediate-Term Tax-Free
Income Fund	6
Franklin Federal Limited-Term Tax-Free Income Fund .	12
Franklin High Yield Tax-Free Income Fund	18
Franklin Massachusetts Tax-Free Income Fund	24
Franklin New Jersey Tax-Free Income Fund	30
Financial Highlights and Statements of Investments	38
FinancialStatements	110
Notes to Financial Statements	118
Report of Independent Registered
Public Accounting Firm	133
Tax Information	134
Board Members and Officers	135
Shareholder Information	140

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Municipal Bond Market Overview

The municipal bond market outperformed the U.S. Treasury market, but underperformed U.S. stock markets during the 12-month period ended February 28, 2017. Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, generated a +0.25% total return for the period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, had a -1.24% total return.1 Both high yield corporates and high yield municipals outperformed their investment-grade counterparts. U.S. equities, as represented by the Standard & Poor’s® 500 Index, outperformed both municipals and U.S. Treasuries with a +24.98% total return for the reporting period.1 U.S. equities posted generally positive returns through the first three quarters of 2016, before selling off slightly in October in anticipation of higher interest rates. Donald Trump’s U.S. presidential victory in November shocked financial markets and pushed U.S. equities to all-time highs on the promise of lower taxes, de-regulation, and significant infrastructure spending. Both the municipal bond market and U.S. Treasury market sold off precipitously immediately following the election, but generated positive returns from December through the end of the reporting period.

The Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% to 0.50%–0.75% in December. It also increased the discount rate by 0.25% to 1.25%. After raising its target range by 0.25% just once in both 2015 and 2016, the Fed indicated that it expects three such increases in 2017. In fact, given the continued strength of the labor market and increasing inflation expectations, the Fed increased the federal funds rate by another 0.25% to 0.75%–1.0% at its March meeting.

Municipal bond funds experienced 13 consecutive months of inflows before significant outflows in November and December. Fund flows turned positive again in January, reflecting resilient demand for tax-exempt debt. Municipal bonds with longer maturities generally performed better than bonds with shorter maturities. In addition, high yield municipal bonds fared better than investment-grade municipal bonds. High yield tax-exempt bonds, as measured by the Bloomberg Barclays High Yield Municipal Bond Index, generated a +5.17% total return for the period.1 Approximately $388 billion in bonds were issued over the past 12 months; this was offset, however, by the approximately $351 billion in bonds that either matured or were called out of the market, making net supply positive for the period, at $37 billion.2 This somewhat weaker technical backdrop contributed to tepid returns for the period.

Benchmark 10-year and 30-year tax-exempt interest rates ended the period higher than where they began, despite touching record low levels in July. Bond prices will decline as interest rates rise, impacting total return performance. However, bouts of volatility, as experienced during the reporting period, provide opportunities for Franklin Templeton’s actively managed investment strategies to exploit market dislocations and potentially increase the income of its portfolios. In periods of low and declining interest rates, as has been the environment over the past several years, issuers can “pre-refund” their debt. After initial price appreciation, in most cases, these high quality, shorter duration, pre-refunded securities tend to decline in value as they approach their call or maturity dates. However, they continue to generate income that is higher than current market rates. Heightened exposure to pre-refunded debt in Franklin municipal bond portfolios has contributed to underperformance over the period, but has increased portfolio liquidity and reduced volatility.

Puerto Rico bonds increased in price over the period. However, these bonds declined substantially shortly after period-end. Several developments affected Puerto Rico bonds over the reporting period. On June 30, 2016, President Obama signed PROMESA, a bipartisan congressional effort that created the independent, seven-member Oversight Board. The board, appointed by the House of Representatives, Senate and President Obama, will have fiscal oversight over Puerto Rico’s finances for an initial term of five years. The board held its first meeting on September 30, 2016, and its term will expire once Puerto Rico has posted four structurally balanced budgets in a row and is deemed to have “adequate access … at reasonable interest rates” to the capital markets. The board has the power to approve or reject the general government’s proposed budgets until the board is satisfied that the budgets are structurally responsible and based on reasonable expectations and accounting standards.

Additionally, PROMESA provides Puerto Rico with a path for restructuring its debts following a process based on Chapter 9 of the U.S. Bankruptcy Code, with some important protections and safeguards that are not available to creditors in a Chapter 9

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.
2. Source: Goldman Sachs Securities Division, Bloomberg.
See www.franklintempletondatasources.com for additional data provider information.

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MUNICIPAL BOND MARKET OVERVIEW

proceeding. This is important as the U.S. Supreme Court affirmed in June 2016 that neither Puerto Rico nor its municipalities or agencies can file for bankruptcy under Chapter 9.

As part of the Puerto Rico Electric Power Authority (PREPA) forbearing creditor group (Ad Hoc Group), we have been participating in discussions related to the PREPA bonds owned by our managed funds and accounts. Currently, we are still working with Puerto Rico to finalize all outstanding issues necessary to implement our agreement with PREPA. At the end of January 2017, after talks with Puerto Rico’s financial advisor, the restructuring support agreement was extended until March 31, 2017.

Since February 29, 2016, Puerto Rico has defaulted on debt issued by several different issuers including Puerto Rico General Obligation Bonds, Puerto Rico Public Building Authority Bonds and Government Development Bank, among others. As of February 2, 2017, all defaults mentioned in this section remain uncured; however, some debt service payments have been made from insurance companies.

COFINA, the Spanish name for debt secured by a dedicated portion of the sales tax, has to date made all principal and interest payments on time and in full. However, on November 22, 2016, certain Franklin Municipal Bond Funds that own COFINA bonds joined other bondholders in filing a Motion to Intervene in a lawsuit in Puerto Rico between a group of General Obligation hedge fund bondholders and the government in an effort to uphold the validity of the COFINA bond structure. The motion was granted on February 17, 2017.

On November 8, 2016, Ricardo Rosselló Nevares was elected governor of Puerto Rico, and assumed the office in January 2017. In addition, Jenniffer González was elected Resident Commissioner to represent Puerto Rico in the U.S. House of Representatives. Since taking office, Governor Rosselló signed an executive order reducing spending by 10%, created an expedited process for infrastructure projects, implemented a zero-based budgeting methodology, introduced several bills to promote economic development and outlined several labor reforms aimed at reducing the cost of doing business in Puerto Rico. He also signed an extension to an excise tax on foreign manufacturers, which contributes a significant amount of revenue to the general fund.

Governor Rosselló also signed the “Financial Emergency and Fiscal Responsibility Act,” which replaces the prior administration’s debt moratorium with a new approach that segregates revenues available after the payment of essential services to pay debt service.

On March 13, 2017, Puerto Rico’s federal Oversight Board certified a 10-year Fiscal Plan for Puerto Rico, as required by PROMESA. The plan, which is not reviewable by any other entity, leaves many questions unanswered about the eventual treatment of debt. The certification of the plan means that Puerto Rico will soon be approaching bondholders to engage in negotiations. As of this writing, we have not been contacted.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income, while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Investment Strategy and Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy with the objective of maximizing tax-free income and capital preservation by focusing on credit selection. We seek to maintain exposure to higher coupon securities, while balancing risk and return within each Fund’s range of allowable investments. We only purchase high yield securities in our high yield fund. We do not purchase high yield securities in our investment-grade funds, however if a security is downgraded we are not required to sell it. Our security selection process includes purchasing securities that we believe are undervalued in the market and which have met our credit selection criteria. We do not use leverage or derivatives, which could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Due to the positive sloping municipal yield curve, we found value in higher quality securities in the 15–30 year maturity range, which allowed us to achieve our objective of maximizing income for our investors. Typically, in declining rate environments, our turnover declines as we maintain exposure to securities that are producing income that exceeds their replacement value in the market. However, when rates rise, our turnover increases as opportunities to purchase securities that have the potential to increase income in the portfolios become available. We believe our consistent, disciplined strategy can help our investors achieve high, tax-free income over the long term.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Annual Report

Franklin Federal Intermediate-Term Tax-Free Income Fund

This annual report for Franklin Federal Intermediate-Term Tax-Free Income Fund covers the fiscal year ended February 28, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund maintains a dollar-weighted average portfolio maturity (the time in which the debt must be repaid) of three to 10 years.

Credit Quality Composition*

2/28/17

% of Total
Ratings	Investments
AAA	16.96%
AA	61.57%
A	13.82%
BBB	1.09%
Refunded	6.54%
Not Rated	0.02%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.50 on February 29, 2016, to $12.11 on February 28, 2017. The Fund’s Class A shares paid dividends totaling 30.47 cents per share for the reporting period.2 The Performance Summary beginning on page 8 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.48%, based on an annualization of the 2.56 cent per share February dividend and the maximum offering price of $12.39 on February 28, 2017. An investor in the 2017 maximum federal income tax bracket of 43.40% (including 3.8% Medicare tax) would need to earn a distribution rate of 4.38% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for

Distributions*
3/1/16–2/28/17
	Distributions per Share (cents)
			Advisor
Month	Class A	Class C	Class
March	2.56	1.98	2.66
April	2.56	1.98	2.66
May	2.56	1.98	2.66
June	2.56	1.98	2.66
July	2.56	1.98	2.66
August	2.51	1.93	2.61
September	2.51	1.93	2.61
October	2.51	1.93	2.61
November	2.51	1.93	2.61
December	2.51	1.94	2.61
January	2.56	1.99	2.66
February	2.56	1.99	2.66
Total	30.47	23.54	31.67

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable.
Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 41.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Portfolio Composition

2/28/17

% of Total
Investments*
Utilities	22.2%
General Obligation	20.8%
Transportation	13.8%
Subject to Government Appropriations	11.7%
Refunded**	10.3%
Tax-Supported	9.6%
Hospital & Health Care	5.4%
Higher Education	4.5%
Other Revenue	1.7%

*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Composition.

The Fund holds a small portion of its assets in insured Puerto Rico bonds. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Federal Intermediate-Term Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

Performance Summary as of February 28, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]
A
1-Year	-0.70%	-2.96%
5-Year	+11.33%	+1.70%
10-Year	+44.28%	+3.50%
Advisor[3]
1-Year	-0.61%	-0.61%
5-Year	+11.86%	+2.27%
10-Year	+45.62%	+3.83%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Rate[4]	Distribution Rate[5]	Standardized Yield[6]	Standardized Yield[5]
A	2.48%	4.38%	1.44%	2.54%
Advisor	2.63%	4.65%	1.57%	2.77%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 10 for Performance Summary footnotes.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	2/28/17	2/29/16		Change
A (FKITX)	$12.11	$12.50	-$	0.39
C (FCITX)	$12.14	$12.53	-$	0.39
Advisor (FITZX)	$12.13	$12.52	-$	0.39

Distributions (3/1/16–2/28/17)
	Net Investment
Share Class	Income
A	$0.3047
C	$0.2354
Advisor	$0.3167

Total Annual Operating Expenses[9]
Share Class
A	0.66%
Advisor	0.56%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
3. Effective 12/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 12/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 12/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 12/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +47.76% and
+4.85%.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/17.
5. Taxable equivalent distribution rate and yield assume the 2017 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index: 10-Year Component is the 10-year (8-12) component of the Municipal Bond Index, whichisamarket value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/16	Value 2/28/17	9/1/16–2/28/17[1]	Value 2/28/17	9/1/16–2/28/17[1]	Ratio

A	$1,000	$975.50	$3.23	$1,021.52	$3.31	0.66%
C	$1,000	$972.00	$5.92	$1,018.79	$6.06	1.21%
Advisor	$1,000	$975.20	$2.74	$1,022.02	$2.81	0.56%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

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Annual Report

Franklin Federal Limited-Term Tax-Free Income Fund

This annual report for Franklin Federal Limited-Term Tax-Free Income Fund covers the fiscal year ended February 28, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund maintains a dollar-weighted average portfolio maturity (the time in which the debt must be repaid) of five years or less.

Credit Quality Composition*

2/28/17

% of Total
Ratings	Investments
SP-1	0.54%
AAA	25.59%
AA	46.31%
A	20.58%
BBB	1.39%
Refunded	5.49%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from SP-1 (highest) to SP-3 (lowest) for short-term bonds and from AAA (highest) to D (lowest) for long-term bonds. The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.45 on February 29, 2016, to $10.37 on February 28, 2017. The Fund’s Class A shares paid dividends totaling 8.37 cents per share for the reporting period.2 The Performance Summary beginning on page 14 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 0.74%, based on an annualization of the 0.65 cent per share February dividend and the maximum offering price of $10.61 on February 28, 2017. An investor in the 2017 maximum federal income tax bracket of 43.40% (including 3.8% Medicare tax) would need to earn a distribution rate of 1.31% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Distributions*
3/1/16–2/28/17
	Distributions per Share (cents)
		Advisor
Month	Class A	Class
March	0.72	0.85
April	0.75	0.88
May	0.75	0.88
June	0.75	0.88
July	0.75	0.88
August	0.75	0.88
September	0.65	0.78
October	0.65	0.78
November	0.65	0.78
December	0.65	0.78
January	0.65	0.78
February	0.65	0.78
Total	8.37	9.93

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable.
Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 61.

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FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Portfolio Composition
2/28/17
% of Total
Investments*
General Obligation	26.9%
Utilities	15.1%
Refunded**	14.1%
Higher Education	13.0%
Transportation	12.7%
Subject to Government Appropriations	5.7%
Tax-Supported	4.1%
Other Revenue	3.4%
Hospital & Health Care	3.3%
Housing	1.7%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Thank you for your continued participation in Franklin Federal Limited-Term Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com

Annual Report

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Performance Summary as of February 28, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges.

	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]
A
1-Year	+0.04%	-2.21%
5-Year	+3.47%	+0.23%
10-Year	+24.99%	+2.02%
Advisor[4]
1-Year	+0.28%	+0.28%
5-Year	+4.35%	+0.85%
10-Year	+26.12%	+2.35%

					Taxable Equivalent
			30 Day Standardized Yield[7]		30-Day Standardized Yield[6]
	Distribution	Taxable Equivalent
Share Class	Rate[5]	Distribution Rate[6]	(with waiver)	(without waiver)	(with waiver)	(without waiver)

A	0.74%	1.31%	0.62%	0.55%	1.10%	0.97%

Advisor	0.90%	1.59%	0.78%	0.69%	1.38%	1.22%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 16 for Performance Summary footnotes.

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FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 16 for Performance Summary footnotes.

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Annual Report

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	2/28/17	2/29/16		Change
A (FFTFX)	$10.37	$10.45	-$	0.08
Advisor (FTFZX)	$10.37	$10.44	-$	0.07

Distributions (3/1/16–2/28/17)
	Net Investment
Share Class	Income
A	$0.0837
Advisor	$0.0993

Total Annual Operating Expenses[10]
Share Class	With Waiver	Without Waiver
A	0.63%	0.69%
Advisor	0.48%	0.54%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 6/30/17. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Effective 2/1/11, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 2/1/11, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 2/1/11, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 2/1/11 (commencement of sales), the cumulative and average annual total return of Advisor Class shares were +9.92% and
+1.57%.
5. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/17.
6. Taxable equivalent distribution rate and yield assume the 2017 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.
7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
8. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index: 5-Year Component is the 5-year (4-6) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

16 Annual Report

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FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/16	Value 2/28/17	9/1/16–2/28/17[1,2]	Value 2/28/17	9/1/16–2/28/17[1,2]	Ratio[2]

A	$1,000	$999.00	$3.12	$1,021.67	$3.16	0.63%
Advisor	$1,000	$999.70	$2.38	$1,022.41	$2.41	0.48%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above——in the far right column——multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements.

franklintempleton.com

Annual Report

Franklin High Yield Tax-Free Income Fund

This annual report for Franklin High Yield Tax-Free Income Fund covers the fiscal year ended February 28, 2017. As previously communicated, Franklin Double Tax-Free Income Fund was reorganized into the Fund on April 29, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high current yield exempt from federal income taxes by investing at least 80% of its net assets in securities that pay interest free from such taxes.1 Its secondary goal is capital appreciation to the extent possible and consistent with the Fund’s principal investment goal.

Credit Quality Composition*

2/28/17

% of Total
Ratings	Investments
AAA	6.29%
AA	21.12%
A	27.08%
BBB	17.96%
Below Investment Grade	12.07%
Refunded	9.23%
Not Rated	6.25%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.57 on February 29, 2016, to $10.25 on February 28, 2017. The Fund’s Class A shares paid dividends totaling 45.20 cents per share for the reporting period.2 The Performance Summary beginning on page 20 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.34%, based on an annualization of the 3.87 cent per share February dividend and the maximum offering price of $10.70 on February 28, 2017. An investor in the 2017 maximum federal income tax bracket of 43.40% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.67% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for

Distributions*
3/1/16–2/28/17
	Distributions per Share (cents)
			Advisor
Month	Class A	Class C	Class
March	3.79	3.29	3.87
April	3.79	3.29	3.87
May	3.79	3.29	3.87
June	3.72	3.22	3.80
July	3.72	3.22	3.80
August	3.72	3.22	3.80
September	3.72	3.21	3.81
October	3.72	3.21	3.81
November	3.72	3.21	3.81
December	3.77	3.27	3.85
January	3.87	3.37	3.95
February	3.87	3.37	3.95
Total	45.20	39.17	46.19

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable.
Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN
2. The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 72.

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*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Portfolio Composition
2/28/17
% of Total
Investments*
Utilities	18.7%
Refunded**	16.8%
Hospital & Health Care	15.4%
Transportation	15.4%
Tax-Supported	7.7%
General Obligation	7.2%
Other Revenue	4.9%
Subject to Government Appropriations	4.8%
Corporate-Backed	4.3%
Higher Education	3.0%
Housing	1.8%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which increased in price over the period. However, these bonds declined substantially shortly after period-end. Additionally, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3 for more information.

The Fund is not required to sell securities that have been downgraded to below investment grade, and may invest in municipal securities in any rating category. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

The Fund continued to seek high, current, tax-free income for its shareholders during the reporting period. Consistent with our strategy, the Fund did not use leverage or credit derivatives to boost short-term returns, and we were careful to not overexpose the portfolio to any one credit sector.

Thank you for your continued participation in Franklin High Yield Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com

Annual Report

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Performance Summary as of February 28, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]
A
1-Year	+1.21%	-3.10%
5-Year	+20.16%	+2.84%
10-Year	+50.78%	+3.74%
Advisor
1-Year	+1.39%	+1.39%
5-Year	+20.78%	+3.85%
10-Year	+52.49%	+4.31%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Rate[3]	Distribution Rate[4]	Standardized Yield[5]	Standardized Yield[4]
A	4.34%	7.67%	2.89%	5.11%
Advisor	4.60%	8.13%	3.12%	5.51%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 22 for Performance Summary footnotes.

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FRANKLIN HIGH YIELD TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 22 for Performance Summary footnotes.

franklintempleton.com

Annual Report

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	2/28/17	2/29/16		Change
A (FRHIX)	$10.25	$10.57	-$	0.32
C (FHYIX)	$10.44	$10.76	-$	0.32
Advisor (FHYVX)	$10.30	$10.61	-$	0.31

Distributions (3/1/16–2/28/17)
	Net Investment
Share Class	Income
A	$0.4520
C	$0.3917
Advisor	$0.4619

Total Annual Operating Expenses[8]
Share Class
A	0.67%
Advisor	0.57%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investments in lower rated bonds include higher risk of default and loss of principal. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the
Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
3. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/17.
4. Taxable equivalent distribution rate and yield assume the 2017 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.
5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
6. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
7. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/16	Value 2/28/17	9/1/16–2/28/17[1]	Value 2/28/17	9/1/16–2/28/17[1]	Ratio

A	$1,000	$964.70	$3.12	$1,021.62	$3.21	0.64%
C	$1,000	$962.50	$5.79	$1,018.89	$5.96	1.19%
Advisor	$1,000	$965.30	$2.63	$1,022.12	$2.71	0.54%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above——in the far right column——multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

franklintempleton.com

Annual Report

Franklin Massachusetts Tax-Free Income Fund

This annual report for Franklin Massachusetts Tax-Free Income Fund covers the fiscal year ended February 28, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Massachusetts personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/17

% of Total
Ratings	Investments
AAA	6.30%
AA	59.69%
A	11.41%
Refunded	22.60%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.94 on February 29, 2016, to $11.63 on February 28, 2017. The Fund’s Class A shares paid dividends totaling 38.69 cents per share for the reporting period.2 The Performance Summary beginning on page 26 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.04%, based on an annualization of the 3.08 cent per share February dividend and the maximum offering price of $12.15 on February 28, 2017. An investor in the 2017 maximum combined effective federal and Massachusetts personal income tax bracket of 46.48% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.68% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Commonwealth Update

During the 12 months under review, the commonwealth of Massachusetts experienced relatively strong economic growth. An educated workforce and diversified economy helped the commonwealth post solid job and wage growth that outpaced the nation’s. Massachusetts’ low unemployment rate further declined from 4.2% in February 2016 to 3.4% at period-end, which was lower than the 4.7% national average.3 These

Distributions*
3/1/16–2/28/17
	Distributions per Share (cents)
			Advisor
Month	Class A	Class C	Class
March	3.21	2.65	3.31
April	3.24	2.68	3.34
May	3.24	2.68	3.34
June	3.24	2.68	3.34
July	3.24	2.68	3.34
August	3.24	2.68	3.34
September	3.24	2.67	3.34
October	3.24	2.67	3.34
November	3.24	2.67	3.34
December	3.24	2.68	3.33
January	3.24	2.68	3.33
February	3.08	2.52	3.17
Total	38.69	31.94	39.86

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 99.

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positive economic developments supported home sales and price levels.

Portfolio Composition

2/28/17

% of Total
Investments*
Refunded**	28.2%
Higher Education	13.2%
Tax-Supported	12.6%
Transportation	12.4%
Hospital & Health Care	10.7%
General Obligation	8.2%
Housing	7.7%
Other Revenue	3.6%
Utilities	3.4%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

The commonwealth’s budget has been generally structurally balanced in recent years with good reserves, according to independent credit rating agency Standard & Poor’s (S&P). However, revenues for fiscal year (FY) 2016 (ended June 30, 2016) were below expectations, due to lower-than-expected business and income tax payments and higher-than-expected refunds. The enacted FY 2017 budget increased funding for local aid, education and opioid abuse prevention services without raising taxes or drawing down from the budget stabilization fund (BSF) despite lower-than-expected revenues. However, the budget did not include a projected deposit of excess capital gains into the BSF. Although revenues grew, analysts forecast a budget gap in FY 2017, which the governor addressed in December 2016 by announcing mid-year cuts predominantly to the health care, travel and tourism, state police and education sectors. The governor’s budget proposal for FY 2018 sought to bring spending in line with revenues, deposit revenue into the BSF and reduce reliance on one-time solutions. The governor’s plan would also provide for spending increases for child and family welfare, substance abuse treatment, local aid, education, workforce training and homelessness.

Massachusetts’ debt levels ranked among the nation’s highest, with net tax-supported debt at 9.5% of personal income and $5,592 per capita, compared with the 2.5% and $1,025 national medians, respectively.4 S&P assigned Massachusetts’ general obligation bonds a rating of AA+ with a negative outlook. The rating reflected S&P’s view of the commonwealth’s strong historical budget performance; strong financial, debt and budget management policies; and adequate BSF balance.5 Furthermore, S&P cited the state’s diverse economy and high wealth and income levels. The negative outlook reflected the projected decline in the commonwealth’s FY 2016 and 2017 financial reserves from FY 2015 level, which S&P considered adequate. S&P also noted that Massachusetts suspended scheduled transfers of excess capital gains tax revenue to the BSF in FY 2015 and 2016. The agency viewed this suspension as a positive budget management tool that could mitigate potential future budget volatility.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 3 for more information.

Thank you for your continued participation in Franklin Massachusetts Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians—Total Debt Remains Static in 2016, 5/6/16.
5. This does not indicate S&P’s rating of the Fund.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

Performance Summary as of February 28, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]
A
1-Year	+0.62%	-3.66%
5-Year	+14.86%	+1.93%
10-Year	+42.64%	+3.17%
Advisor[3]
1-Year	+0.72%	+0.72%
5-Year	+15.44%	+2.91%
10-Year	+43.72%	+3.69%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Rate[4]	Distribution Rate[5]	Standardized Yield[6]	Standardized Yield[5]
A	3.04%	5.68%	1.60%	2.99%
Advisor	3.27%	6.11%	1.77%	3.31%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 28 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 28 for Performance Summary footnotes.

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FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	2/28/17	2/29/16		Change
A (FMISX)	$11.63	$11.94	-$	0.31
C (FMAIX)	$11.77	$12.07	-$	0.30
Advisor (N/A)	$11.63	$11.94	-$	0.31

Distributions (3/1/16–2/28/17)
	Net Investment
Share Class	Income
A	$0.3869
C	$0.3194
Advisor	$0.3986

Total Annual Operating Expenses[9]
Share Class
A	0.66%
Advisor	0.56%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The
Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
3. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect ofClassA’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +40.34% and
+4.52%.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/17.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/16 for the maximum combined effective federal and Massachusetts personal income tax rate of 46.48%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/16	Value 2/28/17	9/1/16–2/28/17[1]	Value 2/28/17	9/1/16–2/28/17[1]	Ratio

A	$1,000	$974.70	$3.33	$1,021.42	$3.41	0.68%
C	$1,000	$972.20	$6.01	$1,018.70	$6.16	1.23%
Advisor	$1,000	$975.10	$2.84	$1,021.92	$2.91	0.58%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above——in the far right column——multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

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Annual Report

Franklin New Jersey Tax-Free Income Fund

This annual report for Franklin New Jersey Tax-Free Income Fund covers the fiscal year ended February 28, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and New Jersey personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/17

% of Total
Ratings	Investments
AAA	6.55%
AA	37.44%
A	35.16%
BBB	3.23%
Below Investment Grade	4.13%
Refunded	13.49%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.73 on February 29, 2016, to $11.45 on February 28, 2017. The Fund’s Class A shares paid dividends totaling 45.10 cents per share for the reporting period.2 The Performance Summary beginning on page 33 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.71%, based on an annualization of the 3.70 cent per share February dividend and the maximum offering price of $11.96 on February 28, 2017. An investor in the 2017 maximum combined effective federal and New Jersey personal income tax bracket of 48.82% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.25% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. The Funds took advantage of higher yields over the last few months of the period to boost dividend distributions. However, dividends over the entire period were lower due to yields being low for most of the year.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

New Jersey’s economy continued to grow at a slower pace than the nation’s during the 12 months under review. The

Distributions*
3/1/16–2/28/17
	Distributions per Share (cents)
			Advisor
Month	Class A	Class C	Class
March	3.75	3.20	3.84
April	3.75	3.20	3.84
May	3.80	3.25	3.89
June	3.80	3.25	3.89
July	3.80	3.25	3.89
August	3.80	3.25	3.89
September	3.80	3.24	3.89
October	3.80	3.24	3.89
November	3.80	3.24	3.89
December	3.65	3.10	3.74
January	3.65	3.10	3.74
February	3.70	3.15	3.79
Total	45.10	38.47	46.18

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S.
investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 105.

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unemployment rate declined from in 5.0% in February 2016 to 4.4% at period-end, which was below the 4.7% national average.3 Despite increased homebuilding, improved home sales and higher home prices, the housing market continued to be a challenge to the state as the foreclosure rate remained among the nation’s highest.

Portfolio Composition

2/28/17

% of Total
Investments*
Transportation	21.8%
Subject to Government Appropriations	18.9%
Refunded**	15.7%
Higher Education	14.4%
Hospital & Health Care	12.7%
Utilities	6.2%
Other Revenue	3.9%
Housing	3.1%
Tax-Supported	2.4%
General Obligation	0.9%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

The state’s revenue growth for fiscal year (FY) 2016 (ended June 30, 2016) missed the enacted budget forecast, primarily due to lower-than-expected income tax collection, leading to a lower ending fund balance. Although the enacted FY 2017 budget’s revenue assumption is largely in line with the five-year revenue growth average, it is considerably higher than FY 2016’s revenue growth. With the exception of pension underfunding, the state’s reliance on nonrecurring measures declined slightly. Despite the underfunding, a significant increase in the pension contribution accounted for nearly half of total budget growth. The state also increased education funding, while keeping health and human services spending relatively flat.

New Jersey’s debt levels ranked among the nation’s highest, with net tax-supported debt at 7.3% of personal income and $4,141 per capita, compared with the 2.5% and $1,025 national medians, respectively.4 Independent credit rating agency Moody’s Investors Service affirmed New Jersey’s general obligation debt rating of A2 with a negative outlook, based on its view of the state’s weak budgetary condition, structural imbalance, moderate economic growth, high debt position and growing unfunded pension liability.5 According to Moody’s, these challenges were somewhat offset by New Jersey’s diverse economy and high wealth levels, as well as the governor’s broad powers to reduce expenditures. The negative outlook reflected Moody’s expectation that the state’s budget would be increasingly challenged by growing pension contributions amid low revenue growth, and that the state’s balance sheet could weaken further before the state restores structural balance.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 3 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which increased in price over the period. However, these bonds declined substantially shortly after period-end. Additionally, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin New Jersey Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians—Total Debt Remains Static in 2016, 5/6/16.
5. This does not indicate Moody’s rating of the Fund.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of February 28, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]
A
1-Year	+1.44%	-2.86%
5-Year	+10.47%	+1.12%
10-Year	+40.71%	+3.03%
Advisor[3]
1-Year	+1.54%	+1.54%
5-Year	+11.10%	+2.13%
10-Year	+42.02%	+3.57%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Rate[4]	Distribution Rate[5]	Standardized Yield[6]	Standardized Yield[5]
A	3.71%	7.25%	2.23%	4.36%
Advisor	3.97%	7.76%	2.43%	4.75%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 36 for Performance Summary footnotes.

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FRANKLIN NEW JERSEY TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 36 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	2/28/17	2/29/16		Change
A (FRNJX)	$11.45	$11.73	-$	0.28
C (FNIIX)	$11.60	$11.87	-$	0.27
Advisor (FNJZX)	$11.46	$11.74	-$	0.28

Distributions (3/1/16–2/28/17)
	Net Investment
Share Class	Income
A	$0.4510
C	$0.3847
Advisor	$0.4618

Total Annual Operating Expenses[9]
Share Class
A	0.64%
Advisor	0.54%

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Annual Report

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds thathave been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
3. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect ofClassA’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +39.29% and
+3.90%.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/17.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/16 for the maximum combined effective federal and New Jersey personal income tax rate of 48.82%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

36 Annual Report

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FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/16	Value 2/28/17	9/1/16–2/28/17[1]	Value 2/28/17	9/1/16–2/28/17[1]	Ratio

A	$1,000	$980.20	$3.24	$1,021.52	$3.31	0.66%
C	$1,000	$977.60	$5.93	$1,018.79	$6.06	1.21%
Advisor	$1,000	$980.60	$2.75	$1,022.02	$2.81	0.56%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

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Annual Report

FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Federal Intermediate-Term Tax-Free Income Fund
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.50	$12.44	$12.21	$12.59	$12.39
Income from investment operations[b]:
Net investment income[c]	0.31	0.31	0.32	0.34	0.34
Net realized and unrealized gains (losses)	(0.40)	0.06	0.23	(0.38)	0.19
Total from investment operations	(0.09)	0.37	0.55	(0.04)	0.53
Less distributions from net investment income	(0.30)	(0.31)	(0.32)	(0.34)	(0.33)
Net asset value, end of year.	$12.11	$12.50	$12.44	$12.21	$12.59

Total return[d]	(0.70)%	3.03%	4.58%	(0.29)%	4.35%

Ratios to average net assets
Expenses	0.66%	0.66%	0.68%	0.65%	0.65%
Net investment income	2.48%	2.54%	2.59%	2.81%	2.71%

Supplemental data
Net assets, end of year (000’s)	$1,929,083	$2,017,642	$1,828,050	$1,747,118	$2,252,973
Portfolio turnover rate	8.98%	6.62%	4.10%	9.30%	1.81%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

38 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.53	$12.47	$12.24	$12.62	$12.42
Income from investment operations[b]:
Net investment income[c]	0.24	0.25	0.25	0.27	0.27
Net realized and unrealized gains (losses)	(0.39)	0.05	0.24	(0.38)	0.19
Total from investment operations	(0.15)	0.30	0.49	(0.11)	0.46
Less distributions from net investment income	(0.24)	(0.24)	(0.26)	(0.27)	(0.26)
Net asset value, end of year.	$12.14	$12.53	$12.47	$12.24	$12.62

Total return[d]	(1.26)%	2.47%	4.00%	(0.83)%	3.77%

Ratios to average net assets
Expenses	1.21%	1.21%	1.23%	1.20%	1.20%
Net investment income	1.93%	1.99%	2.04%	2.26%	2.16%

Supplemental data
Net assets, end of year (000’s)	$425,649	$469,355	$456,698	$453,176	$548,013
Portfolio turnover rate	8.98%	6.62%	4.10%	9.30%	1.81%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 39

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.52	$12.47	$12.24	$12.61	$12.41
Income from investment operations[b]:
Net investment income[c]	0.32	0.33	0.33	0.36	0.35
Net realized and unrealized gains (losses)	(0.39)	0.04	0.24	(0.38)	0.20
Total from investment operations	(0.07)	0.37	0.57	(0.02)	0.55
Less distributions from net investment income	(0.32)	(0.32)	(0.34)	(0.35)	(0.35)
Net asset value, end of year.	$12.13	$12.52	$12.47	$12.24	$12.61

Total return	(0.61)%	3.05%	4.67%	(0.11)%	4.45%

Ratios to average net assets
Expenses	0.56%	0.56%	0.58%	0.55%	0.55%
Net investment income	2.58%	2.64%	2.69%	2.91%	2.81%

Supplemental data
Net assets, end of year (000’s)	$1,986,241	$2,019,784	$2,285,627	$1,798,459	$1,146,322
Portfolio turnover rate	8.98%	6.62%	4.10%	9.30%	1.81%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

40 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2017
Franklin Federal Intermediate-Term Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 95.5%
Alabama 2.6%
Alabama State Public School and College Authority Revenue,
Capital Improvement, Refunding, Series A, 5.00%, 5/01/19	$7,750,000	$8,400,612
Capital Improvement, Refunding, Series B, 5.00%, 1/01/27	25,000,000	29,288,000
Chatom IDB Gulf Opportunity Zone Revenue,
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/20	3,535,000	3,922,436
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/21	3,535,000	3,915,013
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/22	3,535,000	3,913,775
East Alabama Health Care Authority Health Care Facilities Revenue,
Mandatory Put 9/01/18, Series A, 5.25%, 9/01/36	10,000,000	10,538,400
Mandatory Put 9/01/18, Series B, 5.50%, 9/01/33	13,500,000	14,276,520
Infirmary Health System Special Care Facilities Financing Authority of Mobile Revenue,
Infirmary Health System Inc., Series A, 5.00%, 2/01/27	4,920,000	5,646,979
Infirmary Health System Inc., Series A, 5.00%, 2/01/28	5,000,000	5,692,850
Jefferson County GO, Capital Improvement wts., Series A, NATL Insured, 5.00%, 4/01/17	2,195,000	2,198,490
Shelby County Board of Education Revenue,
Capital Outlay School wts., 5.00%, 2/01/22	5,250,000	5,864,775
Capital Outlay School wts., 5.00%, 2/01/23	5,520,000	6,155,352
Capital Outlay School wts., 5.00%, 2/01/24	5,055,000	5,634,809
Capital Outlay School wts., 5.00%, 2/01/25	5,920,000	6,596,656
		112,044,667
Alaska 0.1%
Matanuska-Susitna Borough Lease Revenue, Goose Creek Correctional Center Project, Assured
Guaranty, 5.00%, 9/01/19	3,650,000	3,964,447
Arizona 4.7%
Arizona Board of Regents Arizona State University System Revenue,
Polytechnic Campus Project, Series C, Pre-Refunded, 5.75%, 7/01/20	500,000	531,790
Polytechnic Campus Project, Series C, Pre-Refunded, 5.75%, 7/01/21	500,000	531,790
Arizona Health Facilities Authority Revenue,
Banner Health, Series D, Pre-Refunded, 5.50%, 1/01/22	5,000,000	5,193,850
Banner Health, Series D, Pre-Refunded, 5.00%, 1/01/23	5,000,000	5,173,300
Arizona State COP,
Department of Administration, Series A, AGMC Insured, 5.00%, 10/01/19	5,650,000	6,172,173
Department of Administration, Series A, AGMC Insured, 5.25%, 10/01/21	10,000,000	10,995,400
Department of Administration, Series A, AGMC Insured, 5.25%, 10/01/22	40,910,000	44,971,136
Department of Administration, Series B, AGMC Insured, 5.00%, 10/01/20	14,860,000	16,324,156
Arizona State Health Facilities Authority Hospital Revenue, Phoenix Children’s Hospital, Refunding,
Series A, 5.00%, 2/01/27	6,000,000	6,575,640
Arizona State School Facilities Board COP,
Pre-Refunded, 5.25%, 9/01/19	10,000,000	10,636,600
Refunding, Series A-3, AGMC Insured, 5.00%, 9/01/19.	16,185,000	17,721,280
Arizona State Transportation Board Highway Revenue,
Refunding, 5.00%, 7/01/29	10,920,000	12,753,140
Subordinated, Refunding, Series A, 5.00%, 7/01/24	5,000,000	5,721,500
Subordinated, Refunding, Series A, 5.00%, 7/01/25	5,000,000	5,721,500
Mesa Utility System Revenue,
Refunding, 5.00%, 7/01/28	1,500,000	1,777,320
Refunding, 5.00%, 7/01/29	2,500,000	2,944,175
Phoenix Civic Improvement Corp. Airport Revenue,
junior lien, Series A, 5.00%, 7/01/19	1,900,000	2,063,381
junior lien, Series A, 5.00%, 7/01/20	1,300,000	1,452,971
junior lien, Series A, 5.00%, 7/01/21	4,200,000	4,694,214

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Pima County Regional Transportation Excise Tax Revenue,
Pima County Regional Transportation Fund, 5.00%, 6/01/24	$3,385,000	$4,021,955
Pima County Regional Transportation Fund, 5.00%, 6/01/26	7,180,000	8,419,914
Pima County Sewer System Revenue,
Series B, Pre-Refunded, 5.00%, 7/01/24	6,030,000	6,919,244
Series B, Pre-Refunded, 5.00%, 7/01/25	4,500,000	5,163,615
Scottsdale IDA Hospital Revenue, Scottsdale Healthcare, Refunding, Series A, 5.00%, 9/01/21	4,000,000	4,205,520
Scottsdale Municipal Property Corp. Excise Tax Revenue,
Refunding, 5.00%, 7/01/26	2,580,000	3,109,468
Refunding, 5.00%, 7/01/27	2,000,000	2,397,020
Refunding, 5.00%, 7/01/28	3,325,000	3,962,868
University Medical Center Corp. Hospital Revenue, Tucson, Pre-Refunded, 6.00%, 7/01/24	2,000,000	2,223,120
		202,378,040
Arkansas 0.1%
Fort Smith Sales and Use Tax Revenue, Refunding and Improvement, 5.00%, 5/01/23	5,000,000	5,787,750
California 8.8%
California State GO,
Refunding, 5.00%, 8/01/21	2,745,000	2,753,839
Various Purpose, 5.50%, 4/01/21	20,000,000	21,850,400
Various Purpose, 5.25%, 10/01/23	25,050,000	29,166,467
Various Purpose, 5.25%, 10/01/24	9,780,000	11,373,064
Various Purpose, 5.25%, 10/01/25	5,000,000	5,809,650
Various Purpose, Refunding, 5.25%, 9/01/25	15,000,000	17,386,350
Various Purpose, Refunding, 5.00%, 10/01/25	15,000,000	17,469,600
Various Purpose, Refunding, 5.00%, 8/01/30	10,000,000	11,679,100
Various Purpose, XLCA Insured, Pre-Refunded, 5.00%, 11/01/22	4,805,000	4,941,654
California State Health Facilities Financing Authority Revenue,
Providence Health and Services, Series C, 6.00%, 10/01/18	500,000	538,625
Scripps Health, Series A, 5.00%, 10/01/21	5,000,000	5,309,800
Sutter Health, Refunding, Series B, 5.00%, 8/15/22	4,000,000	4,486,200
Sutter Health, Refunding, Series B, 5.25%, 8/15/23	13,000,000	14,642,420
California State Public Works Board Lease Revenue,
Various Capital Projects, Series A, 5.00%, 10/01/20	2,000,000	2,257,100
Various Capital Projects, Series A, 5.25%, 10/01/22	3,300,000	3,810,642
Various Capital Projects, Series A, 5.25%, 10/01/23	5,365,000	6,184,987
Various Capital Projects, Series A, 5.25%, 10/01/24	3,000,000	3,454,230
Various Capital Projects, Series A, 5.25%, 10/01/25	3,000,000	3,451,380
Various Capital Projects, Series G, Subseries G-1, 5.25%, 10/01/18.	5,605,000	5,986,084
Various Capital Projects, Series G, Subseries G-1, 5.25%, 10/01/19.	10,000,000	11,038,300
Various Capital Projects, Series G, Subseries G-1, 5.00%, 10/01/21.	15,055,000	16,402,272
Various Capital Projects, Series I, 5.00%, 11/01/18	4,000,000	4,268,360
Various Capital Projects, Series I, Pre-Refunded, 5.25%, 11/01/20.	5,000,000	5,551,000
California Statewide CDA Revenue,
Enloe Medical Center, Series A, California Mortgage Insured, 5.25%, 8/15/19	1,990,000	2,108,763
Enloe Medical Center, Series A, California Mortgage Insured, 5.375%, 8/15/20	1,650,000	1,751,178
Sutter Health, Refunding, Series A, 5.25%, 8/15/24	4,000,000	4,482,400
El Dorado Irrigation District COP,
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 8/01/22	2,610,000	2,855,444
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 8/01/23	2,860,000	3,145,943

42 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Livermore-Amador Valley Water Management Agency Sewer Revenue,
Refunding, 5.00%, 8/01/24	$5,660,000	$6,486,813
Refunding, 5.00%, 8/01/25	4,765,000	5,458,879
Los Angeles Department of Water and Power Revenue,
Power System, Refunding, Series A, 5.00%, 7/01/26	11,025,000	12,921,741
Power System, Series B, 5.25%, 7/01/24.	16,870,000	18,437,560
Power System, Series B, Pre-Refunded, 5.25%, 7/01/24	130,000	142,427
Los Angeles Municipal Improvement Corp. Lease Revenue,
Capital Equipment, Refunding, Series A, Assured Guaranty, 5.00%, 4/01/17	3,215,000	3,226,027
Capital Equipment, Refunding, Series A, Assured Guaranty, 5.25%, 4/01/18	2,495,000	2,611,966
Capital Equipment, Refunding, Series A, Assured Guaranty, 5.25%, 4/01/19	3,180,000	3,448,265
Los Angeles USD, GO, Election of 2005, Series F, 5.00%, 7/01/22	5,675,000	6,182,175
Orange County Airport Revenue,
Series B, 5.00%, 7/01/20	3,465,000	3,758,797
Series B, 5.00%, 7/01/21	7,545,000	8,175,687
Riverside Sewer Revenue,
Refunding, Series A, 5.00%, 8/01/34	10,605,000	11,977,605
Refunding, Series A, 5.00%, 8/01/35	11,000,000	12,406,460
San Diego Community College District GO, Refunding, 5.00%, 8/01/25	21,370,000	24,964,434
San Francisco City and County COP,
Multiple Capital Improvement Projects, Series A, 5.00%, 4/01/25	4,000,000	4,300,680
Multiple Capital Improvement Projects, Series A, 5.25%, 4/01/26	2,500,000	2,701,225
San Jose RDA Tax Allocation,
Merged Area Redevelopment Project, Refunding, Series D, Assured Guaranty, 5.00%, 8/01/21	10,000,000	10,162,300
Merged Area Redevelopment Project, Refunding, Series D, Assured Guaranty, 5.00%, 8/01/22	10,000,000	10,161,900
Tuolumne Wind Project Authority Revenue, Tuolumne Co. Project, Series A, Pre-Refunded, 5.25%,
1/01/23	8,000,000	8,620,240
		380,300,433
Colorado 1.1%
Denver City and County Airport System Revenue,
Subordinate, Series B, 5.25%, 11/15/26	5,000,000	5,806,400
Subordinate, Series B, 5.25%, 11/15/27	4,250,000	4,924,093
Denver City and County Excise Tax Revenue, Series A, AGMC Insured, ETM, 5.00%, 9/01/20	10,090,000	11,394,637
Denver City and County School District No. 1 GO, Refunding, 4.00%, 12/01/31.	9,000,000	9,687,420
Public Authority for Colorado Energy Natural Gas Purchase Revenue, 5.75%, 11/15/18.	1,680,000	1,762,723
Regional Transportation District COP, Refunding, Series A, 5.00%, 6/01/26	14,000,000	16,116,240
		49,691,513
Connecticut 1.3%
Connecticut State GO,
Series E, 5.00%, 8/15/25.	11,295,000	13,061,990
Series E, 5.00%, 8/15/26.	18,585,000	21,432,222
Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure Purposes, Series A,
5.00%, 1/01/28	10,000,000	11,376,700
University of Connecticut GO,
Series A, 5.00%, 3/15/28.	5,000,000	5,794,700
Series A, 5.00%, 3/15/29.	2,000,000	2,304,180
Series A, 5.00%, 3/15/30.	3,075,000	3,521,797
		57,491,589

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Florida 7.3%
Broward County Water and Sewer Utility Revenue,
Refunding, Series B, 5.00%, 10/01/24.	$6,000,000	$7,000,620
Refunding, Series B, 5.00%, 10/01/25.	6,325,000	7,376,215
Citizens Property Insurance Corp. Revenue,
High-Risk Account, senior secured, Series A-1, 5.25%, 6/01/17	3,250,000	3,286,595
High-Risk Account, senior secured, Series A-1, 6.00%, 6/01/17	5,000,000	5,065,400
Clearwater City Water and Sewer Revenue, Refunding, 5.00%, 12/01/33	5,520,000	6,492,514
Florida State Board of Public Education GO, Capital Outlay, Refunding, Series E, 4.00%, 6/01/33	11,855,000	12,554,682
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	6,500,000	6,821,880
Jacksonville Sales Tax Revenue, Better Jacksonville, Refunding, Series A, 5.00%, 10/01/28	6,000,000	6,904,440
JEA Water and Sewer System Revenue,
Refunding, Series A, 5.00%, 10/01/26.	2,985,000	3,502,211
Refunding, Series A, 5.00%, 10/01/27.	10,505,000	12,287,909
Refunding, Series A, 5.00%, 10/01/29.	2,470,000	2,871,721
Leon County School District Sales Tax Revenue, 5.00%, 9/01/25	6,040,000	7,026,513
Miami-Dade County Aviation Revenue,
Miami International Airport, Refunding, Series A, 4.25%, 10/01/18	6,920,000	7,265,585
Miami International Airport, Refunding, Series A, 4.50%, 10/01/19	4,805,000	5,199,875
Miami International Airport, Refunding, Series A, 5.00%, 10/01/21	5,000,000	5,583,250
Miami International Airport, Refunding, Series A, 5.00%, 10/01/22	5,890,000	6,574,889
Miami International Airport, Refunding, Series A, 5.25%, 10/01/23	4,875,000	5,485,837
Miami-Dade County School Board COP, Master Lease Purchase Agreement, Series A, Assured Guaranty,
Pre-Refunded, 5.00%, 2/01/23	12,115,000	13,037,194
Miami-Dade County Transit System Sales Surtax Revenue,
5.00%, 7/01/24	2,250,000	2,585,767
5.00%, 7/01/25	3,000,000	3,446,070
5.00%, 7/01/26	4,000,000	4,592,560
5.00%, 7/01/27	4,000,000	4,590,400
Miami-Dade County Water and Sewer System Revenue, Refunding, Series B, 5.00%, 10/01/27	15,000,000	17,679,450
Orange County Health Facilities Authority Revenue,
Hospital, Orlando Health Obligated Group, Refunding, Series A, 5.00%, 10/01/27	1,000,000	1,162,690
Hospital, Orlando Health Obligated Group, Refunding, Series A, 5.00%, 10/01/28	1,000,000	1,153,700
Hospital, Orlando Health Obligated Group, Refunding, Series A, 5.00%, 10/01/30	2,875,000	3,273,475
Orange County Tourist Development Tax Revenue, Refunding, 4.00%, 10/01/32	25,000,000	26,217,000
Orlando Utilities Commission Utility System Revenue,
Refunding, Series A, 5.00%, 10/01/24.	2,405,000	2,883,763
Refunding, Series A, 5.00%, 10/01/25.	2,000,000	2,419,900
Refunding, Series A, 4.00%, 10/01/31.	1,500,000	1,609,815
Refunding, Series A, 4.00%, 10/01/32.	2,515,000	2,671,257
Refunding, Series A, 4.00%, 10/01/33.	6,770,000	7,150,609
Orlando-Orange County Expressway Authority Revenue,
Refunding, Series B, AGMC Insured, 5.00%, 7/01/23	10,000,000	11,722,600
Refunding, Series B, AGMC Insured, 5.00%, 7/01/24	14,650,000	17,183,131
Palm Beach County School Board COP,
Master Lease Purchase Agreement, Refunding, Series B, 5.00%, 8/01/25	4,000,000	4,727,640
Master Lease Purchase Agreement, Series E, NATL Insured, Pre-Refunded, 5.00%, 8/01/21	6,060,000	6,166,717
Palm Beach County Solid Waste Authority Revenue, Refunding, 5.00%, 10/01/23	17,290,000	19,612,911
Palm Beach County Water and Sewer Revenue, Refunding, 5.00%, 10/01/28	1,240,000	1,464,837
Pasco County Solid Waste Disposal and Resource Recovery System Revenue,
Series D, AGMC Insured, Pre-Refunded, 5.00%, 10/01/22	9,490,000	9,908,414
Series D, AGMC Insured, Pre-Refunded, 5.00%, 10/01/24	10,455,000	10,915,961

44 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Florida (continued)
Port St. Lucie Utility System Revenue,
Refunding, 4.00%, 9/01/30	$2,500,000	$2,639,550
Refunding, 4.00%, 9/01/31	4,135,000	4,345,182
Sarasota County Utility System Revenue,
Refunding, Series B, 5.00%, 10/01/32.	1,640,000	1,906,008
Refunding, Series B, 4.00%, 10/01/34.	2,730,000	2,833,167
Refunding, Series B, 4.00%, 10/01/35.	1,000,000	1,027,590
Refunding, Series B, 4.00%, 10/01/36.	2,000,000	2,048,960
Refunding, Series B, 4.00%, 10/01/37.	2,670,000	2,727,085
South Miami Health Facilities Authority Hospital Revenue, Baptist Health South Florida Obligated Group,
5.00%, 8/15/19	5,000,000	5,095,500
Tohopekaliga Water Authority Utility System Revenue, Refunding, 4.00%, 10/01/32.	5,000,000	5,260,100
		315,359,139
Georgia 1.8%
Atlanta Airport Passenger Facility Charge Revenue,
General, sub. lien, Refunding, Series A, 5.00%, 1/01/27	7,000,000	8,187,690
General, sub. lien, Refunding, Series A, 5.00%, 1/01/28	5,100,000	5,926,863
Atlanta Tax Allocation,
Atlantic Station Project, Refunding, Assured Guaranty, 5.25%, 12/01/20	1,500,000	1,542,135
Atlantic Station Project, Refunding, Assured Guaranty, 5.25%, 12/01/21	1,000,000	1,028,010
Atlanta Water and Wastewater Revenue,
Refunding, 5.00%, 11/01/26	5,165,000	6,146,350
Refunding, Series B, AGMC Insured, 5.00%, 11/01/20	8,575,000	9,404,460
Refunding, Series B, AGMC Insured, 5.00%, 11/01/21	9,230,000	10,120,233
Fulton County Development Authority Revenue,
Spelman College, Refunding, 5.00%, 6/01/28	3,785,000	4,331,138
Spelman College, Refunding, 5.00%, 6/01/29	4,385,000	4,983,421
Spelman College, Refunding, 5.00%, 6/01/30	4,805,000	5,427,199
Gainesville and Hall County Hospital Authority Revenue,
Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.00%, 2/15/27	1,750,000	2,037,665
Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.00%, 2/15/28	2,100,000	2,404,500
Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.00%, 2/15/29	2,000,000	2,279,060
Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.00%, 2/15/30	1,000,000	1,132,290
Georgia Municipal Electric Authority Revenue, Project One, Subordinated, Series B, 5.00%, 1/01/20	10,000,000	11,003,300
		75,954,314
Hawaii 1.4%
Hawaii State GO,
Series EO, 5.00%, 8/01/28	25,000,000	29,296,000
Series FB, 5.00%, 4/01/27	10,000,000	12,064,000
Series FG, 4.00%, 10/01/32.	18,285,000	19,452,132
Honolulu City and County Wastewater System Revenue, First Bond Resolution, Refunding, Senior Series
B, 4.00%, 7/01/30	1,500,000	1,617,405
		62,429,537
Illinois 2.5%
Chicago O’Hare International Airport Revenue, General Airport, third lien, Series C, Assured Guaranty,
5.25%, 1/01/22	5,215,000	5,739,107
Chicago Transit Authority Capital Grant Receipts Revenue, Federal Transit Administration Section 5307,
Refunding, AGMC Insured, 5.25%, 6/01/25	6,125,000	6,685,437
Cook County GO, Refunding, Series A, MAC Insured, 5.25%, 11/15/22	12,395,000	13,920,577

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Illinois (continued)
Illinois State Finance Authority Revenue,
Northwestern University, 5.00%, 12/01/28	$1,675,000	$2,045,343
Rush University Medical Center Obligated Group, Series A, Pre-Refunded, 6.75%, 11/01/24.	5,000,000	5,474,100
Illinois State GO,
MAC Insured, 5.00%, 2/01/26	5,650,000	5,981,033
Refunding, AGMC Insured, 5.00%, 1/01/19	12,000,000	12,499,440
Series A, AGMC Insured, 5.00%, 4/01/25	18,000,000	19,333,620
Illinois State Sales Tax Revenue, Build Illinois, Junior Obligation, Refunding, 5.00%, 6/15/26	14,000,000	15,840,300
Metropolitan Pier and Exposition Authority Revenue,
McCormick Place Expansion Project, Refunding, Series B, 5.00%, 12/15/22	5,000,000	5,443,950
McCormick Place Expansion Project, Refunding, Series B, 5.00%, 12/15/22	2,000,000	2,014,880
McCormick Place Expansion Project, Refunding, Series B, 5.00%, 6/15/23	3,400,000	3,642,182
McCormick Place Expansion Project, Series B, Pre-Refunded, 5.00%, 6/15/23	600,000	700,620
Southwestern Illinois Development Authority Revenue, Local Government Program, Edwardsville
Community Unit School District No. 7 Project, AGMC Insured, 5.00%, 12/01/19	11,005,000	11,299,604
		110,620,193
Kansas 0.2%
Kansas State Department of Transportation Highway Revenue, Refunding, Series A, 5.00%, 9/01/28	8,000,000	9,436,960
Kentucky 1.0%
Kentucky Asset/Liability Commission Agency Fund Revenue, Project Notes, Federal Highway Trust, First
Series A, 5.00%, 9/01/20	6,000,000	6,690,600
Kentucky State Infrastructure Authority Revenue, Wastewater and Drinking Water Revolving Fund,
Refunding, Series A, 5.00%, 2/01/28	2,500,000	2,967,900
Kentucky State Property and Buildings Commission Revenues,
Project No. 87, NATL Insured, Pre-Refunded, 5.00%, 3/01/23	10,805,000	10,805,000
Project No. 87, Refunding, NATL Insured, 5.00%, 3/01/23	195,000	195,606
Kentucky State Turnpike Authority Economic Development Road Revenue,
Revitalization Projects, Refunding, Series B, 5.00%, 7/01/26	2,570,000	3,047,455
Revitalization Projects, Series A, Pre-Refunded, 5.00%, 7/01/22	1,000,000	1,088,650
Louisville and Jefferson County Metropolitan Sewer District Revenue, Sewer and Drainage System,
Refunding, Series A, 5.00%, 5/15/24	7,000,000	8,028,790
Paducah Electric Plant Board Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 10/01/29	5,500,000	6,281,715
Refunding, Series A, AGMC Insured, 5.00%, 10/01/31	5,500,000	6,247,780
		45,353,496
Louisiana 1.4%
Jefferson Sales Tax District Special Sales Tax Revenue, Parish of Jefferson, Refunding, Series B,
Assured Guaranty, 5.00%, 12/01/21	15,000,000	16,406,100
Lafayette Communications System Revenue,
Refunding, AGMC Insured, 5.00%, 11/01/25	2,400,000	2,803,488
Refunding, AGMC Insured, 5.00%, 11/01/27	3,500,000	4,010,195
Refunding, AGMC Insured, 5.00%, 11/01/29	4,685,000	5,299,391
Louisiana Public Facilities Authority Revenue,
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/29	1,250,000	1,415,250
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/30	1,000,000	1,126,290
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/32	1,500,000	1,670,610
Louisiana State GO, Refunding, Series C, 5.00%, 8/01/25	10,000,000	11,755,400
New Orleans Aviation Board Revenue, Restructuring GARB, Refunding, Series A-1, Assured Guaranty,
6.00%, 1/01/23	2,000,000	2,165,780
New Orleans GO, Public Improvement, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/25	7,915,000	8,162,344

46 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Louisiana (continued)
Orleans Parish Parishwide School District GO, Refunding, AGMC Insured, 5.00%, 9/01/18	$5,000,000	$5,289,000
		60,103,848
Maryland 2.0%
Anne Arundel County GO,
Consolidated General Improvements, 5.00%, 10/01/29	3,110,000	3,704,228
Consolidated General Improvements, 5.00%, 10/01/30	3,110,000	3,691,010
Consolidated General Improvements, 5.00%, 10/01/31	3,110,000	3,675,274
Consolidated General Improvements, Refunding, 5.00%, 4/01/29.	7,495,000	8,875,729
Baltimore Project Revenue,
Wastewater Projects, Subordinate, Series A, 5.00%, 7/01/29.	1,000,000	1,176,550
Wastewater Projects, Subordinate, Series A, 5.00%, 7/01/30.	2,940,000	3,442,622
Wastewater Projects, Subordinate, Series A, 5.00%, 7/01/32.	3,240,000	3,749,036
Water Projects, Subordinate, Series A, 5.00%, 7/01/29	1,320,000	1,553,046
Water Projects, Subordinate, Series A, 5.00%, 7/01/30	1,785,000	2,090,164
Water Projects, Subordinate, Series A, 5.00%, 7/01/31	3,765,000	4,384,230
Water Projects, Subordinate, Series A, 5.00%, 7/01/32	4,000,000	4,628,440
Baltimore Revenue,
Mayor and City Council of Baltimore, Wastewater Projects, Subordinate, Series A, 5.00%, 7/01/31	2,085,000	2,427,920
Wastewater Projects, Refunding, Series D, 5.00%, 7/01/28	2,790,000	3,270,019
Wastewater Projects, Refunding, Series D, 5.00%, 7/01/29	5,835,000	6,802,910
Maryland State Health and Higher Educational Facilities Authority Revenue,
Refunding, Series B, 5.00%, 7/01/30	8,520,000	9,746,454
Maryland Health and Higher Educational Facilities Authority Revenue, University of Maryland Medical
System Issue, Refunding, Series B, 5.00%, 7/01/31	7,415,000	8,447,613
Washington County Hospital Issue, Pre-Refunded, 5.25%, 1/01/22	1,000,000	1,035,870
Washington County Hospital Issue, Pre-Refunded, 5.25%, 1/01/23	1,250,000	1,294,837
Prince George’s County GO,
Consolidated Public Improvement, Series A, 4.00%, 7/01/30	5,520,000	5,966,071
Consolidated Public Improvement, Series A, 4.00%, 7/01/31	4,430,000	4,761,807
		84,723,830
Massachusetts 3.2%
Massachusetts State Department of Transportation Metropolitan Highway System Revenue,
Commonwealth Contract Assistance Secured, Subordinated, Series B, 5.00%, 1/01/20	5,000,000	5,511,900
Senior, Refunding, Series B, 5.00%, 1/01/18	5,000,000	5,168,600
Massachusetts State GO,
Refunding, Series A, 5.00%, 7/01/28	7,500,000	8,882,925
Refunding, Series A, 5.00%, 7/01/29	6,000,000	7,066,920
Massachusetts State Health and Educational Facilities Authority Revenue, CareGroup Issue, Capital
Asset Program, Series B-2, NATL Insured, Pre-Refunded, 5.375%, 2/01/26	1,720,000	1,826,915
Massachusetts State School Building Authority Dedicated Sales Tax Revenue,
Senior, Refunding, Series A, 5.00%, 8/15/25	10,975,000	12,709,928
Senior, Refunding, Series A, 5.00%, 8/15/26	7,000,000	8,075,270
Senior, Refunding, Series B, 5.00%, 8/15/27	6,000,000	6,901,560
Massachusetts State Water Pollution Abatement Trust Revenue,
State Revolving Fund, Refunding, 5.00%, 8/01/26	10,650,000	13,100,991
State Revolving Fund, Series 17, Sub Series 17A, 5.00%, 2/01/24	9,380,000	11,015,590
State Revolving Fund, Series 17, Sub Series 17A, 5.00%, 2/01/25	9,750,000	11,420,370
Massachusetts Water Resources Authority Revenue,
General, Green Bond, Refunding, Series C, 5.00%, 8/01/29	10,000,000	11,955,000
General, Green Bond, Refunding, Series C, 5.00%, 8/01/30	10,000,000	11,890,800
General, Green Bond, Refunding, Series C, 5.00%, 8/01/31	6,000,000	7,096,200

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Massachusetts (continued)
University of Massachusetts Building Authority Revenue,
Refunding, Senior Series 3, 5.00%, 11/01/31	$10,035,000	$11,975,669
Senior Series 3, 5.00%, 11/01/32	5,000,000	5,926,550
		140,525,188
Michigan 2.7%
Detroit GO,
Distributable State Aid, Pre-Refunded, 5.00%, 11/01/19	6,775,000	6,978,250
Distributable State Aid, Pre-Refunded, 5.00%, 11/01/20	6,000,000	6,180,000
Lansing School District GO,
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/30	1,860,000	2,131,895
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/31	2,010,000	2,291,802
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/32	2,310,000	2,618,200
Michigan Finance Authority Revenue,
Hospital, Trinity Health Credit Group, Refunding, Series MI, 5.00%, 12/01/34	8,200,000	9,115,940
School District of the City of Detroit, ETM, 5.25%, 6/01/17	3,140,000	3,174,634
School District of the City of Detroit, Pre-Refunded, 5.50%, 6/01/21.	5,750,000	5,989,143
State Revolving Fund, Clean Water, 5.00%, 10/01/24	5,000,000	5,862,800
State Revolving Fund, Clean Water, Subordinate, Refunding, 5.00%, 10/01/24	7,000,000	8,171,450
Michigan State GO, School Loan, Series A, Pre-Refunded, 5.25%, 11/01/22	10,000,000	10,701,700
Michigan State Hospital Finance Authority Revenue,
Trinity Health Credit Group, Mandatory Put 12/01/17, Refunding, Series A, 6.00%, 12/01/34	10,000,000	10,369,000
Trinity Health Credit Group, Refunding, Series MI, 5.00%, 12/01/24	8,000,000	9,171,840
Michigan State Revenue, Grant Anticipation Bonds, AGMC Insured, Pre-Refunded, 5.25%, 9/15/20	7,500,000	7,680,525
Michigan State Strategic Fund Limited Obligation Revenue,
Michigan House of Representatives Facilities, Series A, Assured Guaranty, Pre-Refunded, 5.25%,
10/15/22	4,000,000	4,274,560
Michigan House of Representatives Facilities, Series A, Assured Guaranty, Pre-Refunded, 5.25%,
10/15/23	1,000,000	1,068,640
Wayne State University Revenue,
Refunding, Series A, 5.00%, 11/15/18.	4,265,000	4,548,793
Refunding, Series A, 5.00%, 11/15/19.	5,210,000	5,708,076
Refunding, Series A, 5.00%, 11/15/20.	5,255,000	5,735,412
Wyandotte Electric System Revenue, Series A, Assured Guaranty, ETM, 5.00%, 10/01/17	3,955,000	4,051,937
		115,824,597
Minnesota 0.7%
Minnesota Agricultural and Economic Development Board Revenue,
Health Care Facilities, Essentia Health Obligated Group, Series C-1, Assured Guaranty, 5.00%,
2/15/21	4,165,000	4,555,011
Health Care Facilities, Essentia Health Obligated Group, Series C-1, Assured Guaranty, 5.00%,
2/15/22	5,570,000	6,081,493
Health Care Facilities, Essentia Health Obligated Group, Series C-1, Assured Guaranty, 5.25%,
2/15/23	5,000,000	5,481,300
University of Minnesota GO,
Series A, 5.00%, 4/01/28.	4,385,000	5,274,234
Series A, 5.00%, 4/01/29.	4,330,000	5,176,991
Series A, 5.00%, 4/01/30.	4,970,000	5,906,746
		32,475,775

48 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Missouri 0.3%
Missouri State Joint Municipal Electric Utility Commission Power Project Revenue,
Plum Point Project, Refunding, 5.00%, 1/01/27	$3,250,000	$3,737,012
Plum Point Project, Refunding, 5.00%, 1/01/28	4,500,000	5,143,815
Plum Point Project, Refunding, 5.00%, 1/01/29	4,045,000	4,590,428
		13,471,255
Nevada 1.1%
Clark County Airport Revenue,
System, sub. lien, Series C, AGMC Insured, 5.00%, 7/01/22	5,000,000	5,445,650
System, sub. lien, Series C, AGMC Insured, 5.00%, 7/01/23	15,000,000	16,333,350
Clark County School District GO, Refunding, Series A, NATL Insured, 4.50%, 6/15/19	5,000,000	5,199,600
Clark County Water Reclamation District GO,
Series A, Pre-Refunded, 5.25%, 7/01/21	3,435,000	3,763,351
Series A, Pre-Refunded, 5.25%, 7/01/22	3,120,000	3,418,241
Series B, Pre-Refunded, 5.25%, 7/01/21	3,430,000	3,757,874
Series B, Pre-Refunded, 5.25%, 7/01/22	3,615,000	3,960,558
Washoe County School District GO, Refunding, Series A, 5.00%, 6/01/25	6,130,000	7,027,922
		48,906,546
New Hampshire 0.2%
Manchester GARB, Series A, AGMC Insured, 5.00%, 1/01/25.	7,930,000	8,841,316
New Jersey 6.1%
Hudson County Improvement Authority Facility Lease Revenue,
Hudson County Lease Project, Refunding, AGMC Insured, 5.375%, 10/01/22	5,220,000	6,160,487
Hudson County Lease Project, Refunding, AGMC Insured, 5.375%, 10/01/23	5,375,000	6,429,253
Hudson County Lease Project, Refunding, AGMC Insured, 5.375%, 10/01/24	2,050,000	2,481,279
New Jersey EDA Revenue,
School Facilities Construction, Refunding, Series EE, 5.25%, 9/01/24	12,210,000	12,878,864
School Facilities Construction, Series AAA, 5.00%, 6/15/34.	5,000,000	5,038,100
New Jersey Health Care Facilities Financing Authority Revenue,
Barnabas Health Issue, Series A, ETM, 5.00%, 7/01/20	10,000,000	11,208,000
Barnabas Health Issue, Series A, ETM, 5.00%, 7/01/21	20,535,000	23,563,296
New Jersey State COP,
Equipment Lease Purchase Agreement, Series A, AMBAC Insured, 5.00%, 6/15/17	5,000,000	5,015,650
Equipment Lease Purchase Agreement, Series A, Pre-Refunded, 5.25%, 6/15/22	10,000,000	10,930,700
Equipment Lease Purchase Agreement, Series A, Pre-Refunded, 5.25%, 6/15/23	17,945,000	19,615,141
New Jersey State Educational Facilities Authority Revenue,
Higher Education Capital Improvement Fund Issue, Series B, 5.00%, 9/01/36	5,000,000	4,981,500
Kean University Issue, Refunding, Series A, 5.00%, 9/01/21	6,000,000	6,454,080
New Jersey State Higher Education Assistance Authority Student Loan Revenue,
Refunding, Series 1A, 5.00%, 12/01/17	3,250,000	3,348,118
Refunding, Series 1A, 5.25%, 12/01/19	2,500,000	2,745,400
Refunding, Series 1A, 4.75%, 12/01/21	4,680,000	4,940,863
Refunding, Series 1A, 4.75%, 12/01/22	6,115,000	6,422,707
Series A, 5.375%, 6/01/24	8,360,000	8,821,054
New Jersey State Transportation Trust Fund Authority Revenue,
Transportation Program, Series AA, AGMC Insured, 5.00%, 6/15/26	26,650,000	28,402,770
Transportation System, Refunding, Series A, 5.50%, 12/15/22.	25,000,000	27,527,250
Transportation System, Refunding, Series A, Assured Guaranty, 5.50%, 12/15/22	11,465,000	12,936,877
New Jersey State Turnpike Authority Revenue,
Turnpike, Series H, 5.00%, 1/01/20.	10,000,000	10,696,100
Turnpike, Series H, 5.00%, 1/01/21.	20,000,000	21,380,800

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
New Jersey (continued)
Rutgers State University GO,
Refunding, Series J, 5.00%, 5/01/26	$5,000,000	$5,774,350
Refunding, Series J, 5.00%, 5/01/27	10,830,000	12,433,381
Series L, 5.00%, 5/01/27	5,270,000	6,050,224
		266,236,244
New York 10.0%
Erie County IDA School Facility Revenue,
City School District of the City of Buffalo Project, Refunding, Series A, 5.00%, 5/01/23	6,235,000	7,214,020
City School District of the City of Buffalo Project, Refunding, Series A, 5.00%, 5/01/24	8,000,000	9,239,040
City School District of the City of Buffalo Project, Series A, AGMC Insured, Pre-Refunded, 5.75%,
5/01/22	5,000,000	5,281,800
City School District of the City of Buffalo Project, Series A, Pre-Refunded, 5.00%, 5/01/22	14,840,000	16,099,026
Long Island Power Authority Electric System Revenue, General, Refunding, Series B, 5.00%, 9/01/26.	5,000,000	5,682,000
MTA Revenue,
Transportation, Refunding, Series F, 5.00%, 11/15/26	25,000,000	28,933,000
Transportation, Series A, 5.00%, 11/15/27.	3,500,000	4,036,480
Transportation, Series A, AGMC Insured, 5.50%, 11/15/20	4,365,000	5,011,413
Transportation, Series A, AGMC Insured, Pre-Refunded, 5.00%, 11/15/20	5,000,000	5,150,200
Transportation, Series C, 5.75%, 11/15/18	6,505,000	6,875,134
Nassau County Local Economic Assistance and FICO Revenue, Catholic Health Services of Long Island
Obligated Group Project, Refunding, 5.00%, 7/01/21	9,000,000	10,113,750
New York City GO,
Fiscal 2008, Refunding, Series G, 5.00%, 8/01/21	7,000,000	7,119,770
Fiscal 2008, Series D1, 5.00%, 12/01/21.	5,000,000	5,153,600
Fiscal 2013, Refunding, Series D, 5.00%, 8/01/27	10,000,000	11,436,500
Fiscal 2013, Series I, 5.00%, 8/01/24	10,200,000	11,892,180
Fiscal 2014, Refunding, Series G, 5.00%, 8/01/22	8,000,000	9,327,680
Fiscal 2014, Refunding, Series G, 5.00%, 8/01/23	6,860,000	8,087,940
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/25	2,000,000	2,374,200
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/26	10,000,000	11,784,200
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/27	7,500,000	8,767,725
Fiscal 2017, Sub Series A-1, 5.00%, 8/01/29	10,000,000	11,799,800
New York City Transitional Finance Authority Building Aid Revenue,
Fiscal 2009, Series S-3, 5.00%, 1/15/23	5,000,000	5,353,450
Fiscal 2009, Series S-4, 5.00%, 1/15/21	4,665,000	4,996,588
Fiscal 2016, Series S-1, 5.00%, 7/15/30	8,200,000	9,530,614
New York City Transitional Finance Authority Revenue,
Future Tax Secured, Fiscal 2011, sub. bond, Series C, 5.00%, 11/01/23	12,805,000	14,483,607
Future Tax Secured, Subordinate, Fiscal 2003, Refunding, Subseries A-1, 5.00%, 11/01/23	11,500,000	13,288,365
Future Tax Secured, Subordinate, Fiscal 2012, Series C, 5.00%, 11/01/24	7,620,000	8,801,329
Future Tax Secured, Subordinate, Fiscal 2014, Series D, Subseries D-1, 5.00%, 2/01/27	8,740,000	10,185,072
Future Tax Secured, Subordinate, Fiscal 2014, Series D, Subseries D-1, 5.00%, 2/01/28	5,000,000	5,805,950
New York State Dormitory Authority Personal Income Tax Revenue, General Purpose, Refunding, Series
D, 5.00%, 2/15/29	5,000,000	5,930,550
New York State Dormitory Authority Revenues,
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series A,
5.00%, 5/01/29	10,000,000	11,516,000
Non-State Supported Debt, School Districts, Financing Program, Series A, Assured Guaranty,
5.00%, 10/01/24	965,000	1,054,957
Non-State Supported Debt, School Districts, Financing Program, Series A, Assured Guaranty,
Pre-Refunded, 5.00%, 10/01/24	4,035,000	4,440,356

50 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
State Supported Debt, City University System, Consolidated Fifth General Resolution, Series A,
NATL Insured, 5.50%, 7/01/23	$7,915,000	$9,548,419
State Supported Debt, Mental Health Services Facilities Improvement, Refunding, Series A-1,
5.50%, 2/15/18	10,000,000	10,430,200
State Supported Debt, Mental Health Services Facilities Improvement, Refunding, Series A-1,
5.00%, 2/15/19	3,245,000	3,488,472
Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, 5.00%,
5/15/24	7,000,000	8,110,760
New York State Dormitory Authority State Personal Income Tax Revenue,
General Purpose, Refunding, Series A, 5.00%, 12/15/27.	10,000,000	11,606,700
General Purpose, Refunding, Series A, 5.00%, 3/15/28	7,185,000	8,427,861
General Purpose, Refunding, Series E, 5.00%, 2/15/28	10,000,000	11,713,600
General Purpose, Refunding, Series E, 5.00%, 2/15/30	5,000,000	5,802,250
New York State Local Government Assistance Corp. Revenue, sub. lien, Refunding, Series B, 5.00%,
4/01/21	12,000,000	13,400,760
New York State Thruway Authority General Revenue,
Refunding, Series H, NATL Insured, 5.00%, 1/01/22	10,000,000	10,339,800
Series I, 5.00%, 1/01/26	10,000,000	11,280,400
New York State Thruway Authority Revenue, Local Highway and Bridge Service Contract, Refunding,
5.00%, 4/01/19	9,570,000	10,344,787
New York State Urban Development Corp. Revenue,
Service Contract, Refunding, Series A, Subseries A-1, 5.00%, 1/01/20	6,500,000	7,180,810
State Personal Income Tax, General Purpose, Series D, 5.00%, 3/15/24	10,000,000	11,709,400
Rockland County Solid Waste Management Authority Revenue, Refunding, Series A, Assured Guaranty,
5.375%, 12/15/18.	3,210,000	3,375,957
Suffolk County EDC Revenue, Catholic Health Services of Long Island Obligated Group Project,
Refunding, 5.00%, 7/01/22	10,000,000	11,110,200
		434,636,672
North Carolina 1.4%
Buncombe County Limited Obligation Revenue, Series A, 5.00%, 6/01/28	5,000,000	5,823,400
Cape Fear Public Utility Authority Water and Sewer System Revenue, Refunding, 4.00%, 8/01/30.	925,000	1,008,259
Charlotte Water and Sewer System Revenue, Refunding, 5.00%, 7/01/27	10,000,000	11,976,700
Greenville Utilities Commission Combined Enterprise System Revenue,
Refunding, 5.00%, 4/01/30	1,490,000	1,765,561
Refunding, 5.00%, 4/01/32	2,830,000	3,316,053
Refunding, 5.00%, 4/01/34	1,400,000	1,624,658
North Carolina Eastern Municipal Power Agency Power System Revenue,
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 1/01/19	15,000,000	15,544,350
Series A, ETM, 5.00%, 1/01/21	10,000,000	11,345,000
Series C, Assured Guaranty, ETM, 6.00%, 1/01/19	965,000	1,025,235
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Series A, Pre-Refunded,
5.25%, 1/01/20	4,500,000	4,665,195
Oak Island Enterprise System Revenue, Assured Guaranty, Pre-Refunded, 5.50%, 6/01/23	1,735,000	1,905,377
		59,999,788
Ohio 6.2%
Akron Income Tax Revenue,
Community Learning Centers, Refunding, Series A, 5.00%, 12/01/24	5,265,000	6,087,288
Community Learning Centers, Refunding, Series A, 5.00%, 12/01/25	6,645,000	7,682,816
Community Learning Centers, Refunding, Series A, 5.00%, 12/01/26	8,240,000	9,518,024

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Ohio (continued)
American Municipal Power Inc. Revenue,
Greenup Hydroelectric Project, Series A, 5.00%, 2/15/28	$1,100,000	$1,279,047
Greenup Hydroelectric Project, Series A, 5.00%, 2/15/29	1,000,000	1,155,950
Greenup Hydroelectric Project, Series A, 5.00%, 2/15/30	1,000,000	1,144,970
Prairie State Energy Campus Project, Refunding, Series A, 5.25%, 2/15/20	355,000	368,572
Prairie State Energy Campus Project, Refunding, Series A, 5.25%, 2/15/21	645,000	669,600
Prairie State Energy Campus Project, Series A, Pre-Refunded, 5.25%, 2/15/20	5,645,000	5,882,259
Prairie State Energy Campus Project, Series A, Pre-Refunded, 5.25%, 2/15/21	10,855,000	11,311,236
Cincinnati GO,
Various Purpose, Improvement and Refunding, Series A, 5.00%, 12/01/24	1,270,000	1,469,034
Various Purpose, Improvement and Refunding, Series A, 5.00%, 12/01/25	2,000,000	2,312,360
Various Purpose, Improvement and Refunding, Series A, 5.00%, 12/01/27	2,000,000	2,310,200
Various Purpose, Improvement and Refunding, Series A, 5.00%, 12/01/28	2,350,000	2,710,678
Cleveland Airport System Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 1/01/25	5,000,000	5,596,400
Refunding, Series A, AGMC Insured, 5.00%, 1/01/26	5,000,000	5,593,950
Cleveland Water Revenue,
second lien, Refunding, Series A, 5.00%, 1/01/25	2,500,000	2,872,025
second lien, Refunding, Series A, 5.00%, 1/01/26	2,000,000	2,293,620
Cuyahoga County EDR,
Recovery Zone Facility, Medical Mart/Convention Center Project, Series F, 5.00%, 12/01/20	7,000,000	7,837,130
Recovery Zone Facility, Medical Mart/Convention Center Project, Series F, 5.00%, 12/01/21	7,300,000	8,232,502
Hamilton City School District GO, School Improvement, AGMC Insured, Pre-Refunded, 5.00%, 12/01/24	5,000,000	5,053,350
Hamilton County Sales Tax Revenue, Refunding, Series A, 5.00%, 12/01/27	1,700,000	2,069,580
Hamilton County Sewer System Revenue,
The Metropolitan Sewer District of Greater Cincinnati, Improvement and Refunding, Series A,
5.00%, 12/01/24	2,500,000	2,955,350
The Metropolitan Sewer District of Greater Cincinnati, Improvement and Refunding, Series A,
5.00%, 12/01/25	2,400,000	2,823,936
The Metropolitan Sewer District of Greater Cincinnati, Improvement and Refunding, Series A,
5.00%, 12/01/26	4,000,000	4,706,560
The Metropolitan Sewer District of Greater Cincinnati, Improvement and Refunding, Series A,
5.00%, 12/01/27	5,000,000	5,879,750
The Metropolitan Sewer District of Greater Cincinnati, Improvement and Refunding, Series A,
5.00%, 12/01/28	3,000,000	3,525,780
Kent State University Revenues,
General Receipts, Series A, 5.00%, 5/01/23	1,200,000	1,369,344
General Receipts, Series A, 5.00%, 5/01/24	1,500,000	1,710,105
General Receipts, Series A, 5.00%, 5/01/25	1,500,000	1,706,955
General Receipts, Series A, 5.00%, 5/01/26	1,600,000	1,817,392
Lakewood City School District GO, School Improvement, Refunding, AGMC Insured, 4.50%, 12/01/22	2,900,000	2,975,487
Ohio State Building Authority Revenue, State Facilities, Administrative Building Fund Projects, Refunding,
Series C, 5.00%, 10/01/22	5,780,000	6,479,900
Ohio State GO,
Higher Education, Refunding, Series A, 5.00%, 2/01/25	7,000,000	8,019,340
Higher Education, Series A, Pre-Refunded, 5.00%, 2/01/24.	8,585,000	9,910,438
Highway Capital Improvements, Full Faith and Credit/Highway User Receipts, Series R, 5.00%,
5/01/26	11,000,000	13,038,080
Highway Capital Improvements, Full Faith and Credit/Highway User Receipts, Series R, 5.00%,
5/01/27	5,000,000	5,904,600
Highway Capital Improvements, Full Faith and Credit/Highway User Receipts, Series R, 5.00%,
5/01/28	9,100,000	10,706,878

52 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Ohio State Turnpike Commission Turnpike Revenue, Refunding, Series A, NATL Insured, 5.50%, 2/15/24 .	$10,000,000	$11,804,500
Ohio State Water Development Authority Revenue, Fresh Water, Series A, 5.00%, 12/01/30.	5,875,000	6,978,971
Toledo City School District GO,
School Facilities Improvement, Refunding, Series B, 5.00%, 12/01/24.	2,920,000	3,420,722
School Facilities Improvement, Refunding, Series B, 5.00%, 12/01/25.	4,125,000	4,827,488
School Facilities Improvement, Refunding, Series B, 5.00%, 12/01/26.	4,340,000	5,076,498
School Facilities Improvement, Refunding, Series B, 5.00%, 12/01/27.	4,565,000	5,334,248
Toledo Water System Revenue,
Improvement and Refunding, 5.00%, 11/15/25	4,000,000	4,613,120
Improvement and Refunding, 5.00%, 11/15/26	6,140,000	7,077,271
Improvement and Refunding, 5.00%, 11/15/27	6,450,000	7,426,595
Improvement and Refunding, 5.00%, 11/15/28	6,570,000	7,548,404
University of Cincinnati General Receipts Revenue,
Series C, 5.00%, 6/01/25	3,010,000	3,490,547
Series C, Assured Guaranty, 5.00%, 6/01/21	11,810,000	13,024,540
Series C, Assured Guaranty, 5.00%, 6/01/22	11,675,000	12,872,388
		270,475,778
Oregon 1.6%
Deschutes County Hospital Facility Authority Hospital Revenue, Cascade Healthcare Community Inc.,
Pre-Refunded, 7.375%, 1/01/23.	2,000,000	2,226,040
[a] North Clackamas County School District No. 12 GO, Refunding, Series B, 5.00%, 6/15/32	3,725,000	4,369,052
Oregon State Department of Transportation Highway User Tax Revenue,
senior lien, Refunding, Series A, 5.00%, 11/15/25	10,000,000	11,821,000
senior lien, Refunding, Series A, 5.00%, 11/15/27	13,000,000	15,473,640
senior lien, Refunding, Series A, 5.00%, 11/15/28	3,500,000	4,144,280
senior lien, Series A, Pre-Refunded, 5.00%, 11/15/22	5,840,000	6,340,313
Portland Water System Revenue, second lien, Refunding, Series A, 5.00%, 10/01/25	5,000,000	5,876,250
Washington County School District No. 48J Beaverton GO,
5.00%, 6/15/27	5,000,000	5,922,450
5.00%, 6/15/28	5,000,000	5,896,700
5.00%, 6/15/29	7,500,000	8,801,175
		70,870,900
Pennsylvania 4.5%
Allegheny County Hospital Development Authority Revenue,
University of Pittsburgh Medical Center, Series A, 5.00%, 5/15/19	9,000,000	9,727,920
University of Pittsburgh Medical Center, Series A, 5.00%, 5/15/20	7,500,000	8,334,450
Allegheny County Sanitary Authority Sewer Revenue, Refunding, AGMC Insured, 4.00%, 12/01/32.	2,250,000	2,370,645
Commonwealth Financing Authority Revenue,
Series C-1, AGMC Insured, 5.00%, 6/01/22	4,130,000	4,565,219
Series C-1, AGMC Insured, 5.00%, 6/01/23	4,345,000	4,801,442
Lancaster County Solid Waste Management Authority Solid Waste Disposal System Revenue,
Series A, 5.25%, 12/15/25	5,345,000	6,180,851
Series A, 5.25%, 12/15/26	5,835,000	6,708,500
Pennsylvania State GO, Second Series, 5.00%, 10/15/26.	13,375,000	15,552,718
Pennsylvania State Higher Educational Facilities Authority Revenue, Trustees University, Refunding,
Series A, 4.00%, 8/15/31	3,775,000	4,070,696
Pennsylvania State Turnpike Commission Turnpike Revenue,
Series B, 5.00%, 12/01/19	32,230,000	35,397,564
Series E, 5.00%, 12/01/24	5,000,000	5,692,600
Series E, 5.00%, 12/01/25	10,000,000	11,380,300
Subordinate, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/22	6,070,000	6,606,042

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania State Turnpike Commission Turnpike Revenue, (continued)
Subordinate, Series C, Subseries C-1, Assured Guaranty, Pre-Refunded, 6.00%, 6/01/23.	$10,000,000	$10,636,000
Philadelphia Gas Works Revenue,
1998 General Ordinance, Refunding, Fourteenth Series, 5.00%, 10/01/28.	1,400,000	1,601,460
1998 General Ordinance, Refunding, Fourteenth Series, 5.00%, 10/01/29.	2,000,000	2,273,680
Philadelphia GO,
Refunding, Series A, Assured Guaranty, 5.25%, 8/01/22	17,810,000	19,345,756
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 8/01/22	2,190,000	2,406,197
Philadelphia Municipal Authority Lease Revenue, 6.00%, 4/01/22	7,065,000	7,696,187
Philadelphia Water and Wastewater Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 6/15/17	10,000,000	10,121,400
Refunding, Series A, AGMC Insured, 5.00%, 6/15/18	5,000,000	5,254,300
Refunding, Series A, AGMC Insured, 5.00%, 6/15/19	5,000,000	5,426,600
Series A, Pre-Refunded, 5.00%, 1/01/20	1,210,000	1,297,193
Series A, Pre-Refunded, 5.25%, 1/01/21	3,655,000	3,934,900
Series A, Pre-Refunded, 5.25%, 1/01/22	2,330,000	2,508,431
		193,891,051
South Carolina 1.3%
Anderson Water and Sewer System Revenue,
Refunding, AGMC Insured, 5.00%, 7/01/22	2,555,000	2,958,665
Refunding, AGMC Insured, 5.00%, 7/01/23	2,695,000	3,104,532
Refunding, AGMC Insured, 5.00%, 7/01/24	2,825,000	3,243,496
Refunding, AGMC Insured, 5.00%, 7/01/25	2,965,000	3,401,033
Berkeley County Utility Revenue,
Combined Utility System, Refunding, 5.00%, 6/01/25	3,665,000	4,297,909
Combined Utility System, Refunding, 5.00%, 6/01/26	1,700,000	1,989,221
South Carolina Jobs EDA Hospital Revenue, Palmetto Health, Refunding and Improvement, 5.375%,
8/01/22	6,000,000	6,380,760
South Carolina State Transportation Infrastructure Bank Revenue,
Refunding, Series B, AGMC Insured, 5.00%, 10/01/25	12,935,000	14,914,184
Refunding, Series B, AGMC Insured, 5.00%, 10/01/26	13,440,000	15,473,606
		55,763,406
Tennessee 0.9%
Memphis GO, General Improvement, Refunding, Series A, 5.00%, 4/01/22.	15,805,000	18,348,499
Metropolitan Government of Nashville and Davidson County GO, Improvement, Series A, Pre-Refunded,
5.00%, 1/01/26	5,000,000	5,890,400
Metropolitan Government of Nashville and Davidson County Water and Sewer Revenue,
Refunding, 5.00%, 7/01/26	1,675,000	1,958,125
Refunding, 5.00%, 7/01/27	1,800,000	2,101,932
Tennessee State School Bond Authority Revenue, Higher Educational Facilities, Second Program,
Refunding, Series B, 5.00%, 11/01/28	8,180,000	9,742,380
		38,041,336
Texas 9.9%
Austin Water and Wastewater System Revenue,
Travis Williamson and Hays Counties, Refunding, 5.00%, 11/15/26	4,835,000	5,663,767
Travis Williamson and Hays Counties, Refunding, 5.00%, 11/15/27	4,000,000	4,678,560
Travis Williamson and Hays Counties, Refunding, 5.00%, 11/15/29	3,000,000	3,568,350
Travis Williamson and Hays Counties, Refunding, 5.00%, 11/15/30	5,340,000	6,326,672
Travis Williamson and Hays Counties, Refunding, Series A, 5.00%, 11/15/28	5,000,000	5,813,400

54 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Texas (continued)
Board of Regents of the University of Houston System Revenue,
Consolidated, Refunding, Series A, 5.00%, 2/15/27	$4,745,000	$5,329,110
Consolidated, Series A, Pre-Refunded, 5.00%, 2/15/27	255,000	288,683
Clear Creek ISD,
GO, Refunding, Series A, 5.00%, 2/15/25	11,370,000	13,082,549
GO, Refunding, Series A, 5.00%, 2/15/26	12,060,000	13,870,327
Cypress-Fairbanks ISD, GO, School Building, Refunding, PSF Guarantee, 5.00%, 2/15/29.	3,500,000	4,133,150
Dallas Waterworks and Sewer System Revenue, AMBAC Insured, Pre-Refunded, 4.50%, 10/01/19	10,000,000	10,218,458
Dallas/Fort Worth International Airport Revenue,
Joint, Refunding, Series D, 5.25%, 11/01/27	5,000,000	5,862,150
Joint, Refunding, Series D, 5.25%, 11/01/28	2,100,000	2,460,696
El Paso ISD,
GO, Refunding, PSF Guarantee, 5.00%, 8/15/27	5,460,000	6,423,089
GO, Refunding, PSF Guarantee, 5.00%, 8/15/28	2,500,000	2,933,525
Fort Worth GO,
General Purpose, Refunding and Improvement, 5.00%, 3/01/25.	6,000,000	6,911,520
General Purpose, Refunding and Improvement, 5.00%, 3/01/26.	6,790,000	7,818,006
Harris County MTA Revenue,
Sales and Use Tax, Contractual Obligations, 5.00%, 11/01/26	2,000,000	2,377,260
Sales and Use Tax, Contractual Obligations, 5.00%, 11/01/27	2,000,000	2,371,080
Sales and Use Tax, Contractual Obligations, 5.00%, 11/01/28	2,000,000	2,357,260
Houston GO, Public Improvement, Refunding, Series A, 5.00%, 3/01/22	10,000,000	11,092,400
Houston ISD, GO, Refunding, Series A, PSF Guarantee, 5.00%, 2/15/29	10,000,000	11,852,600
Houston Utility System Revenue,
Combined, first lien, Refunding, Series C, 5.00%, 5/15/24	5,000,000	5,934,700
Combined, first lien, Refunding, Series C, 5.00%, 5/15/26	19,690,000	23,041,632
first lien, Refunding, Series B, 5.00%, 11/15/29	10,000,000	11,829,100
Lower Colorado River Authority Transmission Contract Revenue,
LCRA Transmission Services Corp. Project, Refunding, Series A, 5.00%, 5/15/24	6,000,000	6,768,000
LCRA Transmission Services Corp. Project, Refunding, Series B, 5.00%, 5/15/24	10,620,000	11,979,360
North Texas Tollway Authority Revenue,
Special Projects System, Series D, 5.00%, 9/01/24	12,000,000	13,785,000
System First Tier, Refunding, Series A, 5.00%, 1/01/28	6,500,000	7,600,255
Northwest ISD,
GO, Refunding, Series A, PSF Guarantee, 5.00%, 2/15/28	4,815,000	5,647,610
GO, Refunding, Series A, PSF Guarantee, 5.00%, 2/15/29	7,015,000	8,173,247
Sabine River Authority PCR, Southwestern Electric Power Co. Project, Refunding, NATL Insured, 4.95%,
3/01/18	15,000,000	15,432,000
San Angelo ISD, GO, Refunding, Series A, PSF Guarantee, 5.00%, 2/15/28	5,220,000	6,015,371
San Antonio Electric and Gas Systems Revenue,
Refunding, 5.25%, 2/01/25	27,000,000	32,839,560
Refunding, 5.00%, 2/01/27	10,415,000	12,492,376
San Antonio Water System Revenue,
junior lien, Refunding, Series A, 5.00%, 5/15/24	1,500,000	1,789,110
junior lien, Refunding, Series A, 5.00%, 5/15/26	2,200,000	2,607,308
junior lien, Refunding, Series A, 5.00%, 5/15/28	2,000,000	2,362,040
junior lien, Refunding, Series A, 5.00%, 5/15/29	1,000,000	1,177,600
junior lien, Refunding, Series C, 5.00%, 5/15/31	8,855,000	10,376,200
Texas Transportation Commission State Highway Fund Revenue,
first tier, Refunding, Series A, 5.00%, 4/01/23	20,000,000	23,630,800
first tier, Refunding, Series A, 5.00%, 4/01/24	20,000,000	23,868,400
first tier, Refunding, Series A, 5.00%, 4/01/25	20,000,000	23,781,400

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Texas (continued)
Trinity River Authority Revenue,
Refunding, 5.00%, 2/01/26	$3,500,000	$4,185,755
Refunding, 5.00%, 2/01/28	3,000,000	3,537,960
University of Texas Permanent University Fund Revenue, Series B, 5.00%, 7/01/27	10,000,000	11,833,100
Williamson County GO,
Refunding, 5.00%, 2/15/23	6,235,000	7,261,032
Refunding, 5.00%, 2/15/25	13,780,000	15,990,450
		429,371,978
Utah 0.7%
Utah State Board of Regents Student Loan Revenue,
Refunding, Series EE-2, 5.00%, 11/01/20	9,000,000	10,145,340
Refunding, Series EE-2, 5.00%, 11/01/21	9,000,000	10,083,690
Utah State Transit Authority Sales Tax Revenue,
sub. bond, Refunding, 4.00%, 12/15/31	4,000,000	4,235,320
Subordinate, Refunding, 4.00%, 12/15/30	5,000,000	5,318,900
		29,783,250
Virginia 4.1%
Norfolk Water Revenue,
Refunding, 5.00%, 11/01/24	6,145,000	7,090,224
Refunding, 5.00%, 11/01/25	6,000,000	6,919,740
Richmond Public Utility Revenue, Refunding, Series A, 5.00%, 1/15/32	10,000,000	11,631,200
Upper Occoquan Sewage Authority Regional Sewerage System Revenue, Refunding, Series B, 4.00%,
7/01/35	9,665,000	10,196,092
Virginia Beach Development Authority Public Facility Revenue,
Refunding, Series B, 5.00%, 8/01/19	12,635,000	13,753,577
Refunding, Series B, 5.00%, 8/01/20	13,450,000	15,052,433
Virginia College Building Authority Educational Facilities Revenue,
21st Century College and Equipment Programs, Series A, 5.00%, 2/01/25	13,080,000	15,480,442
21st Century College and Equipment Programs, Series D, 5.00%, 2/01/25	7,405,000	8,896,885
Virginia State PBA Public Facilities Revenue, Refunding, Series B, 4.00%, 8/01/29	13,135,000	14,227,175
Virginia State Public School Authority Revenue,
School Financing, 1997 Resolution, Refunding, Series B, 5.00%, 8/01/23	8,535,000	10,113,463
School Financing, 1997 Resolution, Series C, 5.00%, 8/01/26	4,335,000	5,134,764
School Financing, 1997 Resolution, Series C, 5.00%, 8/01/27	4,460,000	5,256,199
Virginia State Resources Authority Clean Water Revenue,
Revolving Fund, Refunding, 5.00%, 10/01/27.	5,825,000	6,987,670
Revolving Fund, Refunding, 5.00%, 10/01/28.	11,950,000	14,253,601
Revolving Fund, Refunding, Series B, 5.00%, 10/01/26	26,155,000	31,240,578
		176,234,043
Washington 3.7%
Energy Northwest Electric Revenue,
Columbia Generating Station, Refunding, Series A, 5.00%, 7/01/22	3,250,000	3,808,480
Columbia Generating Station, Refunding, Series A, 5.00%, 7/01/23	3,500,000	4,153,100
Columbia Generating Station, Refunding, Series A, 5.00%, 7/01/24	1,250,000	1,499,675
King County School District No. 403 Renton GO,
Refunding, 5.00%, 12/01/26	3,280,000	3,931,769
Refunding, 5.00%, 12/01/27	3,500,000	4,168,185
Refunding, 5.00%, 12/01/28	4,000,000	4,736,080

56 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Washington (continued)
King County Sewer Revenue,
Refunding, Series B, 5.00%, 7/01/25	$1,200,000	$1,413,768
Refunding, Series B, 5.00%, 7/01/26	1,200,000	1,405,824
Refunding, Series B, 5.00%, 7/01/27	1,900,000	2,213,424
Refunding, Series B, 5.00%, 7/01/28	3,050,000	3,535,408
Refunding, Series B, 5.00%, 7/01/29	2,600,000	2,996,942
Seattle Drain and Wastewater Revenue,
Refunding, 5.00%, 5/01/24	5,230,000	6,233,375
Refunding, 5.00%, 5/01/25	5,500,000	6,527,015
Refunding, 5.00%, 5/01/26	2,995,000	3,534,669
Refunding, 5.00%, 5/01/27	3,150,000	3,697,123
Seattle Municipal Light and Power Revenue,
Refunding and Improvement, Series B, 5.00%, 2/01/19	6,805,000	7,318,914
Refunding and Improvement, Series B, 5.00%, 2/01/20	7,000,000	7,775,670
Seattle Solid Waste System Revenue,
Improvement, Refunding, 4.00%, 6/01/30	4,950,000	5,297,292
Improvement, Refunding, 4.00%, 6/01/31	5,150,000	5,460,287
Improvement, Refunding, 4.00%, 6/01/32	5,360,000	5,647,886
Improvement, Refunding, 4.00%, 6/01/33	5,580,000	5,847,952
Washington State GO,
Motor Vehicle Fuel Tax, Refunding, Series B, 5.00%, 7/01/25	29,370,000	35,236,364
Various Purpose, Series D, 5.00%, 2/01/25	13,955,000	16,002,338
Various Purpose, Series D, 5.00%, 2/01/31	5,480,000	6,470,181
Various Purpose, Series D, 5.00%, 2/01/32	10,000,000	11,731,600
		160,643,321
Wisconsin 0.3%
Wisconsin State Transportation Revenue, Series 1, 5.00%, 7/01/24.	10,000,000	11,602,000
U.S. Territories 0.3%
Guam 0.1%
Guam Government Limited Obligation Revenue,
Section 30, Series A, ETM, 5.50%, 12/01/18	1,540,000	1,657,841
Section 30, Series A, ETM, 5.50%, 12/01/19	1,025,000	1,143,029
		2,800,870
Puerto Rico 0.2%
Puerto Rico Electric Power Authority Power Revenue, Refunding, Series SS, NATL Insured, 5.00%,
7/01/24	10,000,000	10,017,100
Total U.S. Territories		12,817,970
Total Municipal Bonds before Short Term Investments (Cost $3,987,706,965)		4,146,052,170

Short Term Investments 3.7%
Municipal Bonds 3.7%
Florida 0.1%
[b] St. Lucie County PCR, Florida Power and Light Company Project, Refunding, Daily VRDN and Put,
0.64%, 9/01/28	3,400,000	3,400,000

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Short Term Investments (continued)
Municipal Bonds (continued)
Georgia 3.3%
[b] Appling County Development Authority PCR, Georgia Power Co. Plant Hatch Project, Refunding, Daily
VRDN and Put, 0.69%, 9/01/41	$40,000,000	$40,000,000
[b] Burke County Development Authority PCR,
Georgia Power Co. Plant Vogtle Project, Refunding, First Series, Daily VRDN and Put, 0.66%,
7/01/49	31,400,000	31,400,000
Georgia Power Co. Plant Vogtle Project, Second Series, Daily VRDN and Put, 0.69%, 10/01/32	31,000,000	31,000,000
[b] Heard County Development Authority PCR, Georgia Power Co. Plant Wansley Project, First Series, Daily
VRDN and Put, 0.69%, 9/01/29	22,000,000	22,000,000
[b] Monroe County Development Authority PCR, Georgia Power Co. Plant Scherer Project, First Series, Daily
VRDN and Put, 0.69%, 11/01/48	19,000,000	19,000,000
		143,400,000
Michigan 0.3%
[b] Green Lake Township Economic Development Corp. Revenue, Interlochen Center Project, Refunding,
Daily VRDN and Put, 0.56%, 6/01/34	1,400,000	1,400,000
[b] Regents of the University of Michigan Revenue, General, Series A, Daily VRDN and Put, 0.46%, 4/01/38 .	11,500,000	11,500,000
		12,900,000
Total Short Term Investments (Cost $159,700,000)		159,700,000
Total Investments (Cost $4,147,406,965) 99.2%		4,305,752,170
Other Assets, less Liabilities 0.8%.		35,220,701
Net Assets 100.0%		$4,340,972,871

See Abbreviations on page 132.

aSecurity purchased on a when-issued basis. See Note 1(b).
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

58 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Federal Limited-Term Tax-Free Income Fund
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.45	$10.47	$10.51	$10.56	$10.60
Income from investment operations[b]:
Net investment income[c]	0.09	0.10	0.11	0.13	0.18
Net realized and unrealized gains (losses)	(0.09)	(0.03)	(0.05)	(0.05)	(0.04)
Total from investment operations	—	0.07	0.06	0.08	0.14
Less distributions from net investment income	(0.08)	(0.09)	(0.10)	(0.13)	(0.18)
Net asset value, end of year.	$10.37	$10.45	$10.47	$10.51	$10.56

Total return[d]	0.04%	0.70%	0.60%	0.76%	1.32%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.70%	0.69%	0.70%	0.84%	0.84%
Expenses net of waiver and payments by affiliates	0.63%	0.63%	0.62%	0.60%	0.60%
Net investment income	0.83%	0.95%	1.05%	1.25%	1.67%

Supplemental data
Net assets, end of year (000’s)	$810,811	$886,784	$890,556	$977,274	$778,018
Portfolio turnover rate	18.54%	22.58%	19.64%	20.20%	10.94%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 59

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.44	$10.46	$10.50	$10.55	$10.59
Income from investment operations[b]:
Net investment income[c]	0.10	0.11	0.12	0.15	0.19
Net realized and unrealized gains (losses)	(0.07)	(0.02)	(0.04)	(0.06)	(0.04)
Total from investment operations	0.03	0.09	0.08	0.09	0.15
Less distributions from net investment income	(0.10)	(0.11)	(0.12)	(0.14)	(0.19)
Net asset value, end of year.	$10.37	$10.44	$10.46	$10.50	$10.55

Total return	0.28%	0.86%	0.75%	0.91%	1.47%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.55%	0.54%	0.55%	0.69%	0.69%
Expenses net of waiver and payments by affiliates	0.48%	0.48%	0.47%	0.45%	0.45%
Net investment income	0.98%	1.10%	1.20%	1.40%	1.82%

Supplemental data
Net assets, end of year (000’s)	$296,298	$239,537	$231,428	$183,518	$108,836
Portfolio turnover rate	18.54%	22.58%	19.64%	20.20%	10.94%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

60 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2017
Franklin Federal Limited-Term Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 77.8%
Alabama 0.8%
East Alabama Health Care Authority Health Care Facilities Revenue, Mandatory Put 9/01/18, Series A,
5.25%, 9/01/36	$1,000,000	$1,053,840
Mobile IDBR,
PCR, Alabama Power Co. Barry Plant Project, Mandatory Put 3/20/17, Series A, 1.65%, 6/01/34	5,000,000	5,001,550
PCR, Alabama Power Co. Barry Plant Project, Mandatory Put 10/02/18, 1.625%, 7/15/34	2,500,000	2,506,400
		8,561,790
Arizona 1.0%
Phoenix Civic Improvement Corp. Transit Excise Tax Revenue, Light Rail Project, Refunding, 3.00%,
7/01/17	6,465,000	6,514,845
Pinal County Revenue,
Pledged Obligations, Refunding, 5.00%, 8/01/17	1,140,000	1,160,075
Pledged Obligations, Refunding, 5.00%, 8/01/18	1,160,000	1,226,027
Tucson COP,
Refunding, AGMC Insured, 3.00%, 7/01/17	1,250,000	1,259,013
Refunding, AGMC Insured, 3.00%, 7/01/18	1,195,000	1,225,473
		11,385,433
Arkansas 0.5%
Jefferson County PCR, Entergy Arkansas Inc. Project, Refunding, 1.55%, 10/01/17	5,000,000	5,018,400
California 7.4%
California State Health Facilities Financing Authority Revenue,
St. Joseph Health System, Mandatory Put 10/15/19, Series C, 5.00%, 7/01/43	3,250,000	3,550,398
St. Joseph Health System, Mandatory Put 10/15/20, Refunding, Series D, 5.00%, 7/01/43	5,000,000	5,604,350
California Statewide CDA, PCR, Southern California Edison Co., Mandatory Put 12/01/23, Refunding,
Series D, 2.625%, 11/01/33.	3,000,000	3,077,550
California Statewide CDA Revenue,
Temporary 40, American Baptist Homes of the West, Series B, Sub Series B-3, 2.10%, 10/01/19	2,000,000	2,000,000
Temporary 55, American Baptist Homes of the West, Series B, Sub Series B-2, 2.40%, 10/01/20	1,000,000	1,000,040
Temporary 70, American Baptist Homes of the West, Series B, Sub Series B-1, 2.75%, 10/01/21	5,880,000	5,880,647
Capistrano USD, CFD No. 90-2 Special Tax, Refunding, BAM Insured, 2.00%, 9/01/17	1,335,000	1,343,290
Coachella Valley USD,
GO, Riverside and Imperial Counties, Refunding, BAM Insured, 4.00%, 8/01/17.	1,220,000	1,236,848
GO, Riverside and Imperial Counties, Refunding, BAM Insured, 4.00%, 8/01/18.	1,265,000	1,320,774
GO, Riverside and Imperial Counties, Refunding, BAM Insured, 4.00%, 8/01/19.	1,330,000	1,415,931
Fremont UHSD Santa Clara County GO,
Capital Appreciation, Election of 2008, Series B, Pre-Refunded, zero cpn., 8/01/31	3,235,000	1,542,674
Capital Appreciation, Election of 2008, Series B, Pre-Refunded, zero cpn., 8/01/32	3,930,000	1,733,169
Capital Appreciation, Election of 2008, Series B, Pre-Refunded, zero cpn., 8/01/33	1,020,000	416,170
Capital Appreciation, Election of 2008, Series B, Pre-Refunded, zero cpn., 8/01/34	1,520,000	572,158
Capital Appreciation, Election of 2008, Series B, Pre-Refunded, zero cpn., 8/01/35	3,245,000	1,127,994
Capital Appreciation, Election of 2008, Series B, Pre-Refunded, zero cpn., 8/01/36	4,705,000	1,512,658
Capital Appreciation, Election of 2008, Series B, Pre-Refunded, zero cpn., 8/01/37	11,005,000	3,274,318
Capital Appreciation, Election of 2008, Series B, Pre-Refunded, zero cpn., 8/01/38	11,665,000	3,204,142
Capital Appreciation, Election of 2008, Series B, Pre-Refunded, zero cpn., 8/01/39	12,290,000	3,113,672
Los Angeles Department of Water and Power Revenue, Power System, Refunding, Series B, 5.00%,
12/01/18	20,000,000	21,324,600
Montebello USD, GO, Election of 2016, Series A, 3.00%, 8/01/18	2,000,000	2,055,040
Riverside County Teeter Obligation Revenue, Notes, Refunding, Series A, 3.00%, 10/11/17	5,000,000	5,067,250
Riverside County Transportation Commission Sales Tax Revenue, Refunding, Series A, 5.00%, 6/01/18	1,000,000	1,051,250
Salinas UHSD, GO, Monterey County, BAN, Capital Appreciation, zero cpn., 8/01/20.	5,000,000	4,659,450
San Diego USD, GO, Capital Appreciation, Election of 2008, Series I, zero cpn., 7/01/17	1,000,000	997,580

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Tustin USD School Facilities ID No. 2002-1 GO, Capital Appreciation, Election of 2002, Series C, AGMC
Insured, zero cpn., 6/01/18	$810,000	$798,231
Western Municipal Water District Facilities Authority Adjustable Rate Water Revenue, Mandatory Put
10/01/20, Refunding, Series A, 1.50%, 10/01/39	3,250,000	3,263,683
		82,143,867
Colorado 1.3%
Colorado State HFA, MFHR, Loan Program, Pass Through, Crisman Apartments Project, Series II, FHA
Insured, 0.90%, 3/01/19	2,000,000	1,986,240
Dawson Ridge Metropolitan District No. 1 GO, Series A, ETM, zero cpn., 10/01/22	8,860,000	7,942,281
Douglas County School District No. Re-1 Douglas and Elbert Counties GO, Refunding, 5.00%, 12/15/18	2,800,000	2,997,428
Garfield County School District No. 16 GO, Refunding, 3.00%, 12/01/18	1,115,000	1,154,048
		14,079,997
Connecticut 4.5%
Connecticut State Health and Educational Facilities Authority Revenue,
Yale University Issue, Mandatory Put 2/08/18, Series A-3, 0.875%, 7/01/49.	23,070,000	23,054,082
Yale University Issue, Mandatory Put 7/01/26, Refunding, Series A-1, 1.00%, 7/01/42	6,000,000	5,947,920
Yale University Issue, Mandatory Put 7/11/18, Refunding, Series A, 1.375%, 7/01/35	14,500,000	14,547,560
Yale University Issue, Mandatory Put 7/26/17, Series A, 0.80%, 7/01/48	6,500,000	6,500,000
		50,049,562
Florida 2.3%
Citizens Property Insurance Corp. Revenue,
High-Risk Account, senior secured, Series A-1, 5.50%, 6/01/17	5,000,000	5,059,300
High-Risk Account, senior secured, Series A-1, 6.00%, 6/01/17	8,000,000	8,104,640
Florida State Board of Education Lottery Revenue, Series A, 5.00%, 7/01/19	4,550,000	4,833,056
[a] Lakeland Energy System Revenue, Refunding, Weekly FRN, 1.39%, 10/01/17	3,000,000	3,000,390
Lee County Transportation Facilities Revenue, Refunding, AGMC Insured, 5.00%, 10/01/19.	2,385,000	2,616,273
Miami-Dade County IDA Solid Waste Disposal Revenue, Waste Management Inc. of Florida Project,
Mandatory Put 11/01/19, 1.75%, 9/01/27	2,000,000	1,992,240
		25,605,899
Georgia 2.5%
The Atlanta Development Authority Revenue, Educational Facilities, Science Park LLC Project, Pre-
Refunded, 5.00%, 7/01/32	3,640,000	3,690,014
Burke County Development Authority PCR,
Georgia Power Co. Plant Vogtle Project, Mandatory Put 6/01/17, First Series, 1.75%, 12/01/49	5,000,000	5,010,050
Georgia Power Co. Plant Vogtle Project, Mandatory Put 6/01/17, Second Series, 1.75%, 12/01/49	5,000,000	5,010,050
Cobb County Development Authority Revenue, Georgia Waste Management Project, Mandatory Put
10/01/19, Series A, 1.875%, 4/01/33	2,500,000	2,501,550
Georgia State GO, Refunding, Series C, 5.00%, 7/01/21	2,350,000	2,380,949
Georgia State Municipal Gas Authority Revenue, Gas Portfolio IV Project, Refunding, Series A, 5.00%,
10/01/19	4,000,000	4,382,520
Monroe County Development Authority PCR, Gulf Power Co. Project, Mandatory Put 6/21/17, First
Series, 1.70%, 6/01/49	5,000,000	5,009,950
		27,985,083
Hawaii 0.6%
Hawaii State Highway Revenue,
Series A, 3.00%, 1/01/18.	3,380,000	3,441,786
Series A, 3.00%, 1/01/19.	3,275,000	3,395,127
		6,836,913

62 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Idaho 1.0%
Canyon County School District No. 131 GO, Refunding, 4.00%, 8/15/18	$1,480,000	$1,546,378
Idaho State GO, TAN, 2.00%, 6/30/17	10,000,000	10,040,900
		11,587,278
Illinois 3.9%
Franklin Park GO, Cook County, Alternative Revenue Source, Refunding, Series A, BAM Insured, 4.00%,
7/01/17	1,010,000	1,020,413
Homer Glen Village GO, Will and Cook Counties, Series A, 4.00%, 12/01/18	1,000,000	1,049,960
Illinois State Educational Facilities Authority Revenue, University of Chicago, Mandatory Put 2/01/19,
1.65%, 7/01/25	10,000,000	10,054,500
Illinois State Sales Tax Revenue, Build Illinois, Junior Obligation, Refunding, 5.00%, 6/15/17	5,000,000	5,059,700
Illinois State Toll Highway Authority Revenue, Senior, Refunding, Series B, 5.00%, 12/01/17.	10,000,000	10,308,700
Illinois State Unemployment Insurance Fund Building Receipts Revenue, Illinois Department of
Employment Security, Series B, 5.00%, 12/15/17	2,940,000	2,944,439
Mount Vernon GO,
Jefferson County, AGMC Insured, 3.00%, 12/15/17	1,430,000	1,452,480
Jefferson County, AGMC Insured, 3.00%, 12/15/18	1,475,000	1,519,309
Regional Transportation Authority GO, Cook DuPage Kane Lake McHenry and Will Counties, Series A,
NATL Insured, 5.00%, 7/01/21	5,410,000	5,427,095
Southwestern Development Authority Revenue, Local Government Program, Edwardsville Community
Unit School District No. 7 Project, Refunding, AGMC Insured, 5.25%, 12/01/20	4,475,000	4,604,104
		43,440,700
Indiana 0.3%
Indiana Health Facilities Financing Authority Revenue, Ascension Health Subordinate Credit Group,
Mandatory Put 8/01/17, Series A-5, 2.00%, 11/01/27	3,050,000	3,065,616
Kansas 0.5%
[a] Kansas State Department of Transportation Highway Revenue, Refunding, Series B-5, Monthly FRN,
0.923%, 9/01/19	5,700,000	5,693,160
Kentucky 0.6%
Louisville/Jefferson County Metro Government PCR, Louisville Gas and Electric Co. Project, Series A,
Mandatory Put 8/01/19, 2.20%, 2/01/35	7,000,000	7,102,200
Louisiana 0.3%
Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Refunding, 5.00%, 6/01/17	3,500,000	3,534,720
Maryland 3.2%
[a] Howard County Housing Commission Revenue, Columbia Landing Project, Mandatory Put 7/01/18,
Series A, Weekly FRN, 1.89%, 7/01/34.	6,000,000	6,002,940
Maryland State Department of Transportation Consolidated Transportation Revenue, Refunding, 5.00%,
5/01/19	7,500,000	8,141,400
Maryland State GO,
State and Local Facilities Loan of 2013, Refunding, First Series B, 4.50%, 8/01/19	8,000,000	8,659,360
State and Local Facilities Loan of 2013, Second Series A, Pre-Refunded, 5.00%, 8/01/23	11,355,000	13,081,755
		35,885,455
Massachusetts 2.4%
Massachusetts State Development Finance Agency Revenue, Boston University Issue, Refunding, Series
Z-1, 1.50%, 8/01/19	7,000,000	7,044,730
Massachusetts State Federal Highway Revenue, Grant Anticipation Notes, Accelerated Bridge Program,
Series A, 5.00%, 6/15/19	11,370,000	12,385,910
Massachusetts State Health and Educational Facilities Authority Revenue, Amherst College Issue,
Mandatory Put 12/01/17, Series H, 0.80%, 11/01/33	4,000,000	3,991,120

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts State HFAR, Multifamily Conduit-Wood Ridge Homes Project, Mandatory Put 6/01/17,
Series A, 1.05%, 12/01/17	$2,800,000	$2,799,720
		26,221,480
Michigan 1.8%
Michigan Finance Authority Revenue, Unemployment Obligation Assessment, Refunding, Series B,
5.00%, 7/01/20	10,000,000	10,879,200
Michigan State Building Authority Revenue, Facilities Program, Refunding, Series I-A, 5.00%, 10/15/17	1,500,000	1,538,565
Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital Obligated Group,
Series W, ETM, 5.25%, 8/01/17	7,000,000	7,129,010
		19,546,775
Minnesota 0.9%
Circle Pines ISD No. 12 GO, School Building, Minnesota School District Credit Enhancement Program,
Capital Appreciation, Series A, zero cpn., 2/01/19	650,000	635,063
Duluth ISD No. 709 COP,
Refunding, Series A, 3.00%, 2/01/18	1,520,000	1,545,825
Series A, Refunding, 3.00%, 2/01/19	2,125,000	2,194,594
Hennepin County GO, Refunding, Series B, 5.00%, 12/01/18	3,315,000	3,547,879
Lake Superior ISD No. 381 GO, Refunding, Series A, 3.00%, 10/01/17	1,060,000	1,074,087
Minnesota State Higher Education Facilities Authority Revenue, University of St. Thomas, Refunding,
Series 8-M, 4.00%, 4/01/17	1,115,000	1,117,798
		10,115,246
Missouri 2.4%
Missouri State Regional Convention and Sports Complex Authority Revenue, Convention and Sports
Facilities Project, Refunding, Series A, 5.00%, 8/15/17	6,160,000	6,278,211
Platte County School District Park Hill GO,
Missouri Direct Deposit Program, Refunding, 2.00%, 3/01/17	8,765,000	8,765,000
Missouri Direct Deposit Program, Refunding, 3.00%, 3/01/18	9,245,000	9,441,456
Springfield School District No. R-12 GO, Missouri Direct Deposit Program, Refunding, 3.00%, 3/01/17	1,500,000	1,500,000
		25,984,667
Nevada 6.1%
Clark County School District GO,
Building, Series B, AMBAC Insured, Pre-Refunded, 5.00%, 6/15/20	12,250,000	12,399,695
Building, Series C, Pre-Refunded, 5.00%, 6/15/23	9,920,000	10,246,170
Refunding, Series D, 5.00%, 6/15/20	20,000,000	22,336,400
Nevada State GO, Capital Improvement and Cultural Affairs, Series C, Pre-Refunded, 5.00%, 6/01/20	7,115,000	7,475,090
Truckee Meadows Water Authority Revenue, Refunding, AGMC Insured, 4.25%, 7/01/21	15,010,000	15,176,010
		67,633,365
New Hampshire 0.3%
New Hampshire State GO, Refunding, Series A, 5.00%, 7/01/18	2,610,000	2,751,253
New Jersey 2.9%
Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue, Waste
Management Inc. Project, Mandatory Put 12/01/17, Refunding, Series A, 2.125%, 12/01/29	3,000,000	3,020,940
Jersey City GO,
General Improvement and Qualified Water Improvement, Refunding, Series A, BAM Insured, 4.00%,
8/01/18	2,000,000	2,077,820
General Improvement and Qualified Water Improvement, Refunding, Series A, BAM Insured, 4.00%,
8/01/19	1,330,000	1,405,185

64 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
New Jersey (continued)
New Jersey State GO,
5.00%, 6/01/18	$5,990,000	$6,267,157
Refunding, Series Q, 5.00%, 8/15/18	15,885,000	16,733,577
Ocean County GO, Refunding, 5.00%, 8/01/19	1,125,000	1,228,252
Rutgers State University GO, The State University of New Jersey, Refunding, Series J, 5.00%, 5/01/17	1,000,000	1,007,000
		31,739,931
New Mexico 2.1%
Farmington PCR, Southern California Edison, Mandatory Put 4/01/20, Refunding, Series A, 1.875%,
4/01/29	9,000,000	9,028,170
New Mexico State Severance Tax Revenue, Series A, Pre-Refunded, 4.00%, 7/01/20	11,640,000	12,111,886
Taos County Gross Receipts Tax Revenue,
County Education Improvement, BAM Insured, 3.00%, 4/01/17	750,000	750,922
County Education Improvement, BAM Insured, 3.50%, 4/01/19	1,000,000	1,039,080
		22,930,058
New York 8.0%
Chautauqua County Capital Resource Corp. Revenue, Multi-Mode, Jamestown Center City Development
Corp. Project, Refunding, Subseries C, Mandatory Put 11/01/21, 2.00%, 11/01/31	4,750,000	4,750,000
East Meadow Union Free School District GO, Nassau County, Refunding, 4.00%, 8/15/17	1,000,000	1,015,030
Freeport GO, Public Improvement, Refunding, Series A, 5.00%, 1/15/19	1,920,000	2,057,952
MTA Service Contract Revenue, Transportation Facilities, Series O, ETM, 5.50%, 7/01/17	4,115,000	4,180,058
New York City GO, Fiscal 2014, Refunding, Series G, 5.00%, 8/01/20	7,000,000	7,853,860
New York GO, Fiscal 2017, Series B, Subseries B-1, 4.00%, 12/01/18	10,000,000	10,517,400
New York State Dormitory Authority Revenues,
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City
Issue, Refunding, Series 1, 5.00%, 1/15/19	4,000,000	4,135,920
Non-State Supported Debt, New York University, Series B, Pre-Refunded, 5.25%, 7/01/48	10,800,000	11,420,028
Non-State Supported Debt, Wyckoff Heights Medical Center, Refunding, 4.00%, 2/15/18	2,200,000	2,266,704
New York State Dormitory Authority Revenues Secondarily Insured, New York University Credit, Series A,
BHAC Insured, Pre-Refunded, 5.25%, 7/01/48	7,490,000	7,920,001
New York State Dormitory Authority State Personal Income Tax Revenue, General Purpose, Refunding,
Series A, 5.00%, 12/15/19	6,095,000	6,741,192
New York State GO, Series A, 5.00%, 3/01/18	1,130,000	1,133,751
New York Thruway Authority General Junior Indebtedness Obligations Revenue, Series A, 5.00%,
5/01/19	15,000,000	16,228,950
Suffolk County EDC Revenue, Catholic Health Services of Long Island Obligated Group Project,
Refunding, 5.00%, 7/01/17	3,000,000	3,035,130
Yonkers GO, Refunding, Series D, AGMC Insured, 5.00%, 8/01/19	4,720,000	5,133,189
		88,389,165
North Carolina 0.9%
Charlotte COP, Transit Projects, Phase III, Series B, 3.00%, 6/01/22	7,500,000	7,528,125
North Carolina Eastern Municipal Power Agency Power System Revenue, Series A, Assured Guaranty,
Pre-Refunded, 5.25%, 1/01/19	2,350,000	2,435,282
		9,963,407
Ohio 2.6%
American Municipal Power Inc. Revenue, Prairie State Energy Campus Project, Refunding, Series A,
5.00%, 2/15/20	7,000,000	7,768,670
Cincinnati GO, Various Purpose, Improvement and Refunding, Series A, 5.00%, 12/01/19	3,000,000	3,307,680
Cleveland Airport System Revenue, Refunding, Series A, AGMC Insured, 5.00%, 1/01/19	7,870,000	8,386,744
Marysville Wastewater Treatment System Revenue, Refunding, BAM Insured, 5.00%, 12/01/19	1,000,000	1,089,780
Northeast Regional Sewer District Revenue, Wastewater Improvement, Refunding, 5.00%, 11/15/17	5,750,000	5,923,132

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Ohio State Higher Educational Facility Commission Revenue,
Case Western Reserve University Project, ETM, 4.00%, 12/01/17	$1,875,000	$1,919,719
Case Western Reserve University Project, Refunding, 4.00%, 12/01/17	350,000	358,215
		28,753,940
Oklahoma 1.2%
Cleveland County Educational Facilities Authority Educational Facilities Lease Revenue, Norman Public
Schools Project, 5.00%, 7/01/17	3,040,000	3,081,770
Tulsa County ISD No.4 BIXBY GO, Combined Purpose, 2.00%, 5/01/18.	10,150,000	10,284,487
		13,366,257
Pennsylvania 4.7%
Hempfield Area School District Westmoreland County GO, Refunding, 4.00%, 10/15/17	1,615,000	1,645,507
Lancaster Area Sewer Authority Revenue,
BAM Insured, 4.00%, 4/01/17	3,565,000	3,573,592
BAM Insured, 5.00%, 4/01/18	3,500,000	3,655,855
Lycoming County Authority College Revenue, Pennsylvania College of Technology, Refunding, 3.00%,
10/01/17	1,075,000	1,088,104
Pennsylvania State GO, Refunding, Second Series, 5.00%, 1/15/20	10,000,000	10,984,200
Philadelphia Gas Works Revenue, 1998 General Ordinance, Refunding, Tenth Series, AGMC Insured,
4.00%, 7/01/17	4,795,000	4,842,231
Philadelphia GO, Refunding, Series A, AGMC Insured, 5.25%, 8/01/17	10,000,000	10,178,000
Philadelphia School District GO, Refunding, Series C, 5.00%, 9/01/17	2,750,000	2,799,170
Pittsburgh School District GO, Refunding, Series A, 4.00%, 9/01/17	4,250,000	4,318,042
Reading School District GO,
Refunding, Series A, 5.00%, 4/01/17	1,475,000	1,479,484
Refunding, Series A, 5.00%, 4/01/18	4,035,000	4,188,895
Series A, ETM, 5.00%, 4/01/17	3,025,000	3,035,164
		51,788,244
Rhode Island 0.6%
Rhode Island State and Providence Plantations GO, Consolidated Capital Development Loan, Refunding,
Series A, 5.00%, 8/01/18	6,290,000	6,644,379
South Carolina 0.5%
Hilton Head Island GO, BANS, 4.00%, 10/05/17	5,000,000	5,089,100
Texas 4.8%
Austin GO, Travis Williamson and Hays Counties, Refunding, 4.00%, 9/01/18	1,500,000	1,567,275
Austin HFC, MFHR, The Timbers Apartments Project, 0.70%, 4/01/17.	6,950,000	6,948,124
Austin Water and Wastewater System Revenue, Travis Williamson and Hays Counties, Refunding, Series
A, 5.00%, 11/15/17	500,000	514,805
Brownsville Utilities System Revenue, Refunding, 5.00%, 9/01/17	1,000,000	1,019,630
Camino Real Regional Mobility Authority Pass-Through Toll Transport Revenue, State SPUR 601, 5.25%,
8/15/18	9,485,000	9,867,909
Dallas/Fort Worth International Airport Revenue, Joint, Refunding, Series D, 5.00%, 11/01/17	2,000,000	2,055,800
Tarrant County Cultural Education Facilities Finance Corp. Revenue, CHRISTUS Health, Refunding,
Series A, Assured Guaranty, 5.75%, 7/01/18	750,000	777,383
Texas State A&M University System Permanent University Fund Revenue, Refunding, 5.00%, 7/01/19	5,845,000	6,373,037
Texas State PFAR, Unemployment Compensation Obligation Assessment, Refunding, Series B, 4.00%,
7/01/17	7,420,000	7,439,292
Texas Transportation Commission State Highway Fund Revenue,
first tier, Mandatory Put 10/01/21, Refunding, Series B, 4.00%, 4/01/26	3,000,000	3,298,440
first tier, Refunding, Series A, 5.00%, 4/01/19	5,000,000	5,409,150
University of Texas Revenue, Series J, 5.00%, 8/15/21	4,000,000	4,607,920

66 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Texas (continued)
Wylie ISD, GO, Collin County, Capital Appreciation, Refunding, PSF Guarantee, zero cpn., 8/15/17.	$3,775,000	$3,762,656
		53,641,421
Virginia 0.1%
Virginia State HDA Commonwealth Mortgage Revenue, Sub Series C-5, 2.45%, 7/01/19	1,400,000	1,424,654
Washington 1.9%
King County Housing Authority Revenue, Birch Creek Apartments Project, 4.40%, 5/01/18	2,290,000	2,365,570
King County School District No. 414 Lake Washington GO,
Refunding, 4.00%, 12/01/17	3,250,000	3,329,722
Refunding, 4.00%, 12/01/18	2,705,000	2,844,957
Refunding, 5.00%, 12/01/19	9,045,000	9,975,188
Snohomish County Everett School District No. 2 GO, Refunding, 4.00%, 12/01/17.	2,400,000	2,458,872
		20,974,309
Wisconsin 1.1%
Muskego GO, Promissory Notes, Series A, 2.25%, 9/01/18	1,500,000	1,509,150
Wisconsin State GO, Refunding, Series 4, 5.00%, 5/01/19	5,000,000	5,425,350
Wisconsin State School Districts Cash Flow Administration Program Note Participation Revenue, Series
A, 1.25%, 10/09/17	5,000,000	5,008,900
		11,943,400
Wyoming 1.8%
Sweetwater County 2013 Specific Purpose Tax Joint Powers Board Revenue,
5.00%, 12/15/17.	5,370,000	5,537,973
4.00%, 6/15/18	4,510,000	4,609,175
2.125%, 12/15/18	580,000	584,304
5.00%, 12/15/18.	9,000,000	9,267,840
		19,999,292
Total Municipal Bonds before Short Term Investments (Cost $855,794,198)		860,876,416

Short Term Investments 20.9%
Municipal Bonds 20.9%
California 3.5%
Montebello USD, GO, Election of 2016, Series A, 2.00%, 8/01/17	2,000,000	2,010,980
San Diego USD, GO, TRAN, Series A, 2.00%, 6/30/17.	10,000,000	10,037,600
University of California Regents Medical Center Pooled Revenue, Refunding, Series L, 1.75%, 5/15/17	26,395,000	26,460,723
		38,509,303
Florida 3.6%
[b] St. Lucie County PCR, Florida Power and Light Company Project, Refunding, Daily VRDN and Put,
0.64%, 9/01/28	39,700,000	39,700,000
Georgia 4.1%
[b] Appling County Development Authority PCR, Georgia Power Co. Plant Hatch Project, Daily VRDN and
Put, 0.69%, 9/01/29	5,900,000	5,900,000
[b] Burke County Development Authority PCR,
Georgia Power Co. Plant Vogtle Project, First Series, Daily VRDN and Put, 0.69%, 5/01/22	13,155,000	13,155,000
Georgia Power Co. Plant Vogtle Project, Second Series, Daily VRDN and Put, 0.69%, 10/01/32	23,000,000	23,000,000
[b] Monroe County Development Authority PCR, Georgia Power Co. Plant Scherer Project, First Series, Daily
VRDN and Put, 0.69%, 4/01/32	3,950,000	3,950,000
		46,005,000
Maryland 1.8%
[b] Montgomery County GO, Consolidated Public Improvement, BAN, Refunding, Series A, Daily VRDN and
Put, 0.55%, 6/01/26	19,895,000	19,895,000

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Short Term Investments (continued)
Municipal Bonds (continued)
Minnesota 4.2%
[b] Minneapolis and St. Paul Housing and RDA Health Care Facilities Revenue,
Children’s Hospitals and Clinics of Minnesota, Tranche I, Series A, AGMC Insured, Daily VRDN and
Put, 0.57%, 8/15/37	$25,400,000	$25,400,000
Children’s Hospitals and Clinics of Minnesota, Tranche II, Series A, AGMC Insured, Daily VRDN and
Put, 0.57%, 8/15/37	21,200,000	21,200,000
		46,600,000
Mississippi 0.4%
[b] Mississippi State Hospital Equipment and Facilities Authority Revenue, Baptist Memorial Health,
Refunding, Series B-2, Quarterly VRDN and Put, 1.40%, 9/01/22	5,000,000	5,003,550
Missouri 0.9%
Jackson County Reorganized School District No. 4 Blue Springs GO, Direct Deposit Program, Refunding,
3.00%, 3/01/17	1,520,000	1,520,000
Ladue School District GO, St. Louis County, 4.00%, 3/01/17	3,600,000	3,600,000
St. Louis General Fund Revenue, TRAN, 2.00%, 6/01/17	4,500,000	4,511,430
		9,631,430
Ohio 1.0%
[b] Allianace Hospital Revenue, Periodic Auction Reset Securities, Alliance Obligated Group, Daily VRDN
and Put, 0.57%, 12/01/32	11,295,000	11,295,000
Oregon 0.9%
Oregan State GO, Series A, 2.00%, 6/30/17	10,000,000	10,040,600
Pennsylvania 0.5%
[b] Pennsylvania State Turnpike Commission Turnpike Revenue, Refunding, Series B, Weekly VRDN and
Put, 1.79%, 12/01/19	5,000,000	5,053,550
Total Short Term Investments (Cost $231,701,278)		231,733,433
Total Investments (Cost $1,087,495,476) 98.7%		1,092,609,849
Other Assets, less Liabilities 1.3%.		14,499,073
Net Assets 100.0%		$1,107,108,922

See Abbreviations on page 132.

aThe coupon rate shown represents the rate at period end.
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

68 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin High Yield Tax-Free Income Fund
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.57	$10.68	$10.15	$10.98	$10.59
Income from investment operations[b]:
Net investment income[c]	0.46	0.45	0.46	0.47	0.46
Net realized and unrealized gains (losses)	(0.33)	(0.11)	0.54	(0.84)	0.38
Total from investment operations	0.13	0.34	1.00	(0.37)	0.84
Less distributions from net investment income	(0.45)	(0.45)	(0.47)	(0.46)	(0.45)
Net asset value, end of year.	$10.25	$10.57	$10.68	$10.15	$10.98

Total return[d]	1.21%	3.30%	9.99%	(3.20)%	7.95%

Ratios to average net assets
Expenses	0.64%	0.67%	0.65%	0.63%	0.65%
Net investment income	4.36%	4.32%	4.39%	4.64%	4.22%

Supplemental data
Net assets, end of year (000’s)	$5,030,901	$5,117,876	$5,244,428	$5,014,941	$6,559,328
Portfolio turnover rate	12.26%	11.81%	8.29%	17.08%	10.47%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 69

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin High Yield Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.76	$10.86	$10.31	$11.14	$10.75
Income from investment operations[b]:
Net investment income[c]	0.41	0.40	0.41	0.42	0.40
Net realized and unrealized gains (losses)	(0.34)	(0.11)	0.55	(0.85)	0.38
Total from investment operations	0.07	0.29	0.96	(0.43)	0.78
Less distributions from net investment income	(0.39)	(0.39)	(0.41)	(0.40)	(0.39)
Net asset value, end of year.	$10.44	$10.76	$10.86	$10.31	$11.14

Total return[d]	0.62%	2.78%	9.43%	(3.77)%	7.33%

Ratios to average net assets
Expenses	1.19%	1.22%	1.20%	1.18%	1.20%
Net investment income	3.81%	3.77%	3.84%	4.09%	3.67%

Supplemental data
Net assets, end of year (000’s)	$1,025,186	$1,062,643	$1,100,883	$1,042,823	$1,446,670
Portfolio turnover rate	12.26%	11.81%	8.29%	17.08%	10.47%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

70 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin High Yield Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.61	$10.72	$10.18	$11.02	$10.63
Income from investment operations[b]:
Net investment income[c]	0.47	0.46	0.47	0.49	0.47
Net realized and unrealized gains (losses)	(0.32)	(0.11)	0.55	(0.86)	0.38
Total from investment operations	0.15	0.35	1.02	(0.37)	0.85
Less distributions from net investment income	(0.46)	(0.46)	(0.48)	(0.47)	(0.46)
Net asset value, end of year.	$10.30	$10.61	$10.72	$10.18	$11.02

Total return	1.39%	3.39%	10.16%	(3.19)%	8.03%

Ratios to average net assets
Expenses	0.54%	0.57%	0.55%	0.53%	0.55%
Net investment income	4.46%	4.42%	4.49%	4.74%	4.32%

Supplemental data
Net assets, end of year (000’s)	$1,898,648	$2,167,363	$2,194,757	$1,737,090	$2,156,523
Portfolio turnover rate	12.26%	11.81%	8.29%	17.08%	10.47%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

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The accompanying notes are an integral part of these financial statements. | Annual Report 71

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2017
Franklin High Yield Tax-Free Income Fund
	Units	Value

Common Stocks and Other Equity Interests (Cost $717,086) 0.0%†
Consumer Discretionary 0.0%†
[a,b] 1155 Island Avenue LLC, LP	9,185,586	$717,082

	Principal
	Amount

Corporate Bonds (Cost $4,566,873) 0.0%†
Consumer Discretionary 0.0%†
[b,c] 1155 Island Avenue LLC, PIK, 10.00%, 12/11/24	$4,566,873	4,570,664
Municipal Bonds 98.5%
Alabama 2.0%
Alabama State Port Authority Docks Facilities Revenue, Refunding, 6.00%, 10/01/40	6,000,000	6,817,920
Birmingham Special Care Facilities Financing Authority Health Care Facility Revenue, Children’s
Hospital, Refunding, 4.00%, 6/01/32	10,000,000	10,182,500
Cullman County Health Care Authority GO, Refunding, Series A, 7.00%, 2/01/36	7,500,000	7,905,450
Jefferson County Sewer Revenue,
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/28.	7,350,000	3,817,516
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/29.	13,465,000	6,422,536
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/30.	19,050,000	8,339,137
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/31.	24,845,000	9,962,348
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/32.	30,825,000	11,349,457
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/33.	35,700,000	12,086,592
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/34.	28,020,000	8,706,094
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/35.	15,000,000	4,283,700
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/36.	12,425,000	3,255,474
Capital Appreciation, wts., sub. lien, Refunding, Series F, zero cpn. to 9/30/23, 7.50% thereafter,
10/01/39	75,000,000	56,907,750
Prattville IDB Environmental Improvement Revenue, International Paper Co. Projects, Series A, 9.25%,
3/01/33	5,500,000	6,292,165
Selma IDBR,
Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.80%, 5/01/34	3,000,000	3,341,580
Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.375%, 12/01/35	3,250,000	3,649,978
		163,320,197
Arizona 2.2%
Arizona Health Facilities Authority Revenue,
Banner Health, Refunding, Series A, 5.00%, 1/01/44	14,875,000	16,153,060
Catholic Healthcare West, Series B, Sub Series B-1, 5.25%, 3/01/39	10,000,000	10,755,200
Maricopa County IDA Senior Living Facilities Revenue, Christian Care Retirement Apartments Inc.
Project, Refunding, Series D, 5.00%, 1/01/40	4,840,000	5,168,975
Maricopa County PCC,
PCR, El Paso Electric Co. Palo Verde Project, Series A, 7.25%, 4/01/40	20,000,000	22,070,000
PCR, Public Service Co. of New Mexico Palo Verde Project, Refunding, Series A, 6.25%, 1/01/38 .	15,000,000	16,604,700
Phoenix Civic Improvement Corp. Airport Revenue,
junior lien, Series A, 5.00%, 7/01/40.	20,000,000	21,713,200
senior lien, Series A, 5.00%, 7/01/38	15,000,000	15,654,900
Pima County IDAR, Tucson Electric Power Co. Project, Series A, 5.25%, 10/01/40	15,405,000	16,045,694
Pinal County Electrical District No. 3 Electric System Revenue, Pre-Refunded, 5.25%, 7/01/41	10,000,000	11,624,800
Salt Verde Financial Corp. Senior Gas Revenue,
5.25%, 12/01/25	6,000,000	7,026,300
5.50%, 12/01/29	11,105,000	13,321,447

72 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Arizona (continued)
University Medical Center Corp. Hospital Revenue,
Tucson, Pre-Refunded, 6.00%, 7/01/24	$250,000	$277,890
Tucson, Pre-Refunded, 6.25%, 7/01/29	1,000,000	1,117,280
Tucson, Pre-Refunded, 6.50%, 7/01/39	1,500,000	1,684,515
Yuma County IDA Water and Sewer Exempt Facility Revenue, Far West Water and Sewer Inc. Project,
Refunding, Series A, 6.375%, 12/01/37	15,500,000	14,408,955
		173,626,916
California 17.4%
Alvord USD, GO, Riverside County, Capital Appreciation, Election of 2007, Refunding, Series B, AGMC
Insured, zero cpn., 8/01/41	30,750,000	10,256,047
Azusa Special Tax, CFD No. 2005-1, Rosedale, Improvement Area No. 1, 5.00%, 9/01/37.	3,835,000	3,871,778
Beaumont Financing Authority Local Agency Revenue, Improvement Area No. 19C, Series A, 5.35%,
9/01/36	3,680,000	3,692,070
California County Tobacco Securitization Agency Tobacco Settlement Revenue,
Asset-Backed, Alameda County Tobacco Asset Securitization Corp., 5.875%, 6/01/35	3,700,000	3,736,408
Asset-Backed, Kern County Tobacco Funding Corp., Refunding, 4.00%, 6/01/29	11,955,000	11,968,509
California Infrastructure and Economic Development Bank Revenue,
North County Center for Self-Sufficiency Corp. Project, AMBAC Insured, 5.00%, 12/01/30	10,300,000	12,038,022
North County Center for Self-Sufficiency Corp. Project, AMBAC Insured, 5.00%, 12/01/35	5,000,000	5,806,250
California State GO,
Various Purpose, 6.00%, 4/01/38.	28,725,000	31,639,438
Various Purpose, 5.25%, 11/01/40	47,000,000	52,736,820
Various Purpose, Refunding, 5.25%, 3/01/30	70,000,000	77,810,600
Various Purpose, Refunding, 5.50%, 3/01/40	60,000,000	66,536,400
Various Purpose, Refunding, 5.00%, 10/01/41.	10,000,000	11,129,800
California State Health Facilities Financing Authority Revenue,
Children’s Hospital of Orange County, Series A, 6.50%, 11/01/24	5,000,000	5,660,900
Children’s Hospital of Orange County, Series A, 6.50%, 11/01/38	8,000,000	8,963,600
California State Municipal Finance Authority Revenue,
California Baptist University, Series A, 5.50%, 11/01/45	17,400,000	17,844,396
California Baptist University, Series A, 5.00%, 11/01/46	6,800,000	6,625,104
Harbor Regional Center Project, Pre-Refunded, 8.50%, 11/01/39	5,000,000	5,954,450
California State PCFA Water Facilities Revenue, American Water Capital Corp. Project, 5.25%, 8/01/40 .	6,000,000	6,623,100
California State Public Works Board Lease Revenue,
Trustees of the California State University, J. Paul Leonard and Sutro Library, Series J, Pre-
Refunded, 6.00%, 11/01/29	7,365,000	8,321,198
Trustees of the California State University, J. Paul Leonard and Sutro Library, Series J, Pre-
Refunded, 6.00%, 11/01/34	17,560,000	19,839,815
Various Capital Projects, Series A, 5.00%, 4/01/30	17,785,000	20,183,129
California Statewide CDA Revenue,
American Baptist Homes of the West, Refunding, 6.00%, 10/01/29	3,125,000	3,414,375
American Baptist Homes of the West, Refunding, 6.25%, 10/01/39	5,000,000	5,433,800
Lancer Educational Student Housing Project, Refunding, Series A, 5.00%, 6/01/36	7,210,000	7,147,850
Loma Linda University Medical Center, Refunding, Series A, 5.25%, 12/01/44.	13,000,000	13,761,410
Loma Linda University Medical Center, Series A, 5.25%, 12/01/56	3,000,000	3,159,150
Monterey Institute International, 5.50%, 7/01/31	11,750,000	12,348,780
St. Joseph Health System, Series B, FGIC Insured, Pre-Refunded, 5.75%, 7/01/47	5,000,000	5,324,800
St. Joseph Health System, Series E, AGMC Insured, Pre-Refunded, 5.25%, 7/01/47	10,000,000	10,583,700
Centinela Valley UHSD, GO, County of Los Angeles, Capital Appreciation, Election of 2010, Refunding,
Series B, AGMC Insured, zero cpn., 8/01/37	8,400,000	3,139,500

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Compton Community College District GO,
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/30	$3,425,000	$1,829,601
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/32	4,000,000	1,838,240
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/34	4,560,000	1,797,917
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/36	5,250,000	1,781,010
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/37	3,065,000	965,291
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/38	6,000,000	1,756,560
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24, 5.40% thereafter,
1/15/30	10,000,000	8,550,700
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24, 5.50% thereafter,
1/15/31	7,295,000	6,264,289
junior lien, Refunding, Series C, 6.25%, 1/15/33	17,580,000	19,944,862
junior lien, Refunding, Series C, 6.50%, 1/15/43	28,790,000	32,998,234
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Revenue,
Asset-Backed, Capital Appreciation, First Subordinate, Series B, zero cpn., 6/01/47	75,000,000	10,309,500
Asset-Backed, Series A, 5.00%, 6/01/40.	4,000,000	4,426,280
Los Angeles Department of Airports Revenue, Los Angeles International Airport, Senior, Series D,
5.00%, 5/15/40	52,685,000	58,128,414
[b] Los Angeles MFR, Refunding, Series J-2C, 8.50%, 1/01/24	70,000	69,999
Los Angeles USD, GO, Series KRY, 5.25%, 7/01/34	36,625,000	41,129,875
M-S-R Energy Authority Gas Revenue,
Series B, 6.125%, 11/01/29.	30,505,000	38,033,024
Series B, 7.00%, 11/01/34	20,000,000	27,670,600
Series C, 6.50%, 11/01/39	20,000,000	27,184,000
Novato RDA Tax Allocation, Hamilton Field Redevelopment Project, 6.75%, 9/01/40	3,750,000	4,377,000
Palmdale Elementary School District Special Tax,
CFD No. 90-1, Capital Appreciation, Series A, AGMC Insured, zero cpn., 8/01/28	1,500,000	975,105
CFD No. 90-1, Capital Appreciation, Series A, AGMC Insured, zero cpn., 8/01/30	1,250,000	730,100
CFD No. 90-1, Capital Appreciation, Series A, AGMC Insured, zero cpn., 8/01/31	1,250,000	694,500
CFD No. 90-1, Capital Appreciation, Series A, AGMC Insured, zero cpn. to 8/01/25, 5.625%
thereafter, 8/01/34	2,500,000	1,903,175
Riverside County Transportation Commission Toll Revenue,
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/32	4,000,000	1,976,000
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/33	5,500,000	2,569,600
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/41	5,000,000	1,524,350
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/42	7,000,000	2,027,060
senior lien, Series A, 5.75%, 6/01/44	6,065,000	6,762,900
San Buenaventura Revenue,
Community Memorial Health System, 8.00%, 12/01/31	10,000,000	11,912,100
Community Memorial Health System, 7.50%, 12/01/41	15,000,000	17,296,050
San Diego USD,
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series
E, zero cpn. to 7/01/32, 5.25% thereafter, 7/01/42	44,565,000	24,235,784
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series
E, zero cpn. to 7/01/32, 5.375% thereafter, 7/01/47	33,305,000	18,344,394
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series
G, zero cpn., 7/01/34	5,000,000	2,253,250
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series
G, zero cpn., 7/01/35	10,000,000	4,227,000
San Francisco City and County COP, Multiple Capital Improvement Projects, Series A, 5.00%, 4/01/29	10,000,000	10,736,700

74 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
		Principal
		Amount	Value

Municipal Bonds (continued)
California (continued)
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/41		$35,256,000	$31,204,380
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/42		35,256,000	31,234,348
junior lien, Capital Appreciation, ETM, zero cpn., 1/01/24		52,700,000	46,222,643
junior lien, Capital Appreciation, ETM, zero cpn., 1/01/25		45,200,000	38,381,128
junior lien, Capital Appreciation, ETM, zero cpn., 1/01/26		131,900,000	107,600,063
junior lien, Capital Appreciation, ETM, zero cpn., 1/01/27		139,100,000	109,176,808
junior lien, Refunding, Series B, 5.25%, 1/15/44		20,000,000	21,242,000
junior lien, Refunding, Series B, 5.25%, 1/15/49		25,000,000	26,381,750
San Jose Special Hotel Tax Revenue, Convention Center Expansion and Renovation Project, 6.50%,
5/01/42		10,000,000	11,783,400
San Mateo UHSD, GO, Capital Appreciation, Election of 2010, Refunding, Series A, zero cpn. to
9/01/28, 6.70% thereafter, 9/01/41		20,000,000	15,577,600
San Mateo-Foster City School District GO, Capital Appreciation, Election of 2008, Series A, zero cpn. to
8/01/26, 6.625% thereafter, 8/01/42		50,000,000	41,763,000
San Ysidro School District GO,
Capital Appreciation, Refunding, AGMC Insured, zero cpn., 8/01/42		10,000,000	2,889,900
Capital Appreciation, Refunding, AGMC Insured, zero cpn., 8/01/43		12,500,000	3,419,500
Silicon Valley Tobacco Securitization Authority Tobacco Settlement Revenue, Turbo-Santa Clara, Capital
Appreciation, Series A, zero cpn., 6/01/36		15,000,000	5,158,200
South Bayside Waste Management Authority Solid Waste Enterprise Revenue, Shoreway
Environmental Center, Series A, 6.00%, 9/01/36		7,740,000	8,571,508
Southern California Public Power Authority Gas Project Revenue, Project No. 1, Series A, 5.25%,
11/01/27	.	9,855,000	11,406,670
Tustin CFD No. 06-1 Special Tax, Legacy/Columbus Villages, Series A, Pre-Refunded, 6.00%, 9/01/36 .		19,810,000	20,314,363
			1,385,101,924
Colorado 3.0%
Colorado State Health Facilities Authority Revenue,
The Evangelical Lutheran Good Samaritan Society Project, Refunding, Series A, 5.00%, 6/01/45		14,000,000	14,457,240
Hospital, Refunding, Series C, AGMC Insured, 5.25%, 3/01/40		20,000,000	21,233,000
Copperleaf Metropolitan District No. 2 GO, Refunding, 5.75%, 12/01/45		2,000,000	2,048,020
Denver City and County Special Facilities Airport Revenue, United Air Lines Project, Refunding, Series
A, 5.25%, 10/01/32		5,000,000	5,055,800
E-470 Public Highway Authority Senior Revenue,
Capital Appreciation, Series A, NATL Insured, zero cpn., 9/01/28		15,000,000	9,942,300
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/29		10,000,000	5,301,300
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/30		17,300,000	8,634,949
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/31		10,000,000	4,701,700
Current Interest, Series C, 5.375%, 9/01/26		5,000,000	5,382,550
Leyden Rock Metropolitan District No. 10 GO,
Limited Tax, Refunding, Series A, 4.375%, 12/01/33		750,000	682,898
Limited Tax, Refunding, Series A, 5.00%, 12/01/45		1,250,000	1,163,550
The Plaza Metropolitan District No. 1 Revenue, Refunding, 5.00%, 12/01/40		3,000,000	3,091,830
Public Authority for Colorado Energy Natural Gas Purchase Revenue,
6.125%, 11/15/23		2,465,000	2,935,864
6.25%, 11/15/28		12,500,000	15,290,500
6.50%, 11/15/38		90,100,000	119,878,050
Regional Transportation District COP, Series A, 5.00%, 6/01/25		13,500,000	14,913,585
Sierra Ridge Metropolitan District No. 2 GO, Douglas County, Limited Tax, Senior, Series A, 5.50%,
12/01/46	.	1,500,000	1,510,200

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Colorado (continued)
Southglenn Metropolitan District Special Revenue,
Refunding, 5.00%, 12/01/30	$1,535,000	$1,565,500
Refunding, 5.00%, 12/01/46	2,100,000	2,055,270
[b,d] Villages Castle Rock Metropolitan District No. 4 Revenue, Refunding, 8.50%, 6/01/31	3,000,000	2,280,000
		242,124,106
Connecticut 0.7%
Connecticut State Health and Educational Facilities Authority Revenue,
Chruch Home of Hartford Inc. Project, Series A, 5.00%, 9/01/46	1,250,000	1,246,175
Chruch Home of Hartford Inc. Project, Series A, 5.00%, 9/01/53	4,650,000	4,580,901
Hartford Healthcare Issue, Series F, 5.00%, 7/01/45.	20,000,000	21,447,600
Masonicare Issue, Refunding, Series F, 5.00%, 7/01/37	5,500,000	5,627,270
Masonicare Issue, Refunding, Series F, 5.00%, 7/01/43	13,000,000	13,212,420
Quinnipiac University Issue, Refunding, Series L, 5.00%, 7/01/45	10,000,000	10,901,500
		57,015,866
District of Columbia 2.7%
District of Columbia Hospital Revenue, Children’s Hospital Obligated Group Issue, Assured Guaranty,
Pre-Refunded, 5.25%, 7/15/38	11,000,000	11,637,560
District of Columbia Revenue,
American Society of Hematology Issue, 5.00%, 7/01/36	1,500,000	1,650,525
American Society of Hematology Issue, 5.00%, 7/01/42	9,515,000	10,362,025
Assn. of American Medical Colleges Issue, Series B, 5.25%, 10/01/36.	12,425,000	13,729,749
Assn. of American Medical Colleges Issue, Series B, 5.00%, 10/01/41.	5,010,000	5,448,926
The Catholic University of America Issue, Refunding, 5.00%, 10/01/34	3,750,000	3,946,013
Center for Strategic and International Studies Inc. Issue, Refunding, 6.375%, 3/01/31	5,200,000	5,667,792
Center for Strategic and International Studies Inc. Issue, Refunding, 6.625%, 3/01/41	5,500,000	6,013,260
Deed Tax, Series A, 5.00%, 6/01/40.	13,000,000	14,180,270
The Methodist Home of the District of Columbia Issue, Series A, 5.125%, 1/01/35	1,565,000	1,488,487
The Methodist Home of the District of Columbia Issue, Series A, 5.25%, 1/01/39	1,015,000	961,916
District of Columbia Tobacco Settlement FICO Revenue,
Asset-Backed, Refunding, 6.50%, 5/15/33	21,485,000	25,190,088
Capital Appreciation, Asset-Backed, Series A, zero cpn., 6/15/46	175,000,000	23,336,250
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Capital Appreciation, second
lien, Series C, Assured Guaranty, 6.50%, 10/01/41	60,145,000	76,690,288
Washington Convention and Sports Authority Dedicated Tax Revenue, senior lien, Convention Center
Hotel Project, Series A, 5.00%, 10/01/40	10,000,000	10,979,800
		211,282,949
Florida 7.0%
Brevard County Health Facilities Authority Health Facilities Revenue, Health First Inc. Project, Series B,
Pre-Refunded, 7.00%, 4/01/39	6,500,000	7,287,020
Brooks of Bonita Springs CDD Capital Improvement Revenue, 6.85%, 5/01/31	1,060,000	1,061,081
Cape Coral Health Facilities Authority Revenue, Senior Housing, Gulf Care Inc. Project, Refunding,
6.00%, 7/01/45	5,250,000	5,519,640
Cape Coral Water and Sewer Revenue, Refunding, Series A, AGMC Insured, 5.00%, 10/01/42	7,500,000	8,313,000
Championsgate CDD Capital Improvement Revenue, Series A, 6.25%, 5/01/20	950,000	951,986
Citizens Property Insurance Corp. Revenue, High-Risk Account, senior secured, Series A-1, 6.00%,
6/01/17	25,000,000	25,327,000
Collier County Educational Facilities Authority Revenue,
Ave Maria University Inc. Project, Refunding, Series A, 6.00%, 6/01/33	5,500,000	6,140,750
Ave Maria University Inc. Project, Refunding, Series A, 6.00%, 6/01/38	12,000,000	13,306,800
Hodges University Inc. Project, 6.125%, 11/01/43	10,035,000	10,939,756

76 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Florida (continued)
Escambia County Environmental Improvement Revenue, International Paper Co. Projects, Series A,
9.50%, 3/01/33	$7,975,000	$9,162,477
Florida State Board of Education Public Education GO, Capital Outlay, Refunding, Series D, 6.00%,
6/01/23	5,000,000	6,201,550
Florida State Mid-Bay Bridge Authority Revenue,
first senior lien, Refunding, Series A, 5.00%, 10/01/35	6,240,000	6,793,114
first senior lien, Refunding, Series A, 5.00%, 10/01/40	3,000,000	3,236,280
Greenway ID Special Assessment Revenue, 5.125%, 5/01/43	40,690,000	40,740,456
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18.	6,525,000	6,848,118
Indian Trace Development District Special Assessment, Isles at Weston Project, 5.50%, 5/01/33	2,360,000	2,240,277
Indigo CDD Capital Improvement Revenue,
Refunding, Series A, 7.00%, 5/01/31	725,000	725,348
[b,e] Refunding, Series C, 7.00%, 5/01/30	4,123,752	1,855,688
Lakeland Hospital Revenue,
Lakeland Regional Health Systems, 5.00%, 11/15/40	21,575,000	23,198,734
Lakeland Regional Health Systems, 5.00%, 11/15/45	10,885,000	11,666,761
Lakeland Retirement Community Revenue,
first mortgage, Carpenters Estates, Accredited Investors, Refunding, 5.875%, 1/01/19.	575,000	604,756
first mortgage, Carpenters Estates, Accredited Investors, Refunding, 6.25%, 1/01/28	1,230,000	1,285,756
first mortgage, Carpenters Estates, Accredited Investors, Refunding, 6.375%, 1/01/43.	2,250,000	2,341,508
Martin County Health Facilities Authority Hospital Revenue,
Martin Memorial Medical Center, 5.50%, 11/15/42	3,800,000	4,080,516
Martin Memorial Medical Center, 5.00%, 11/15/45	7,500,000	7,890,825
Miami World CDD Special Assessment, 5.125%, 11/01/39.	2,000,000	1,980,020
Miami World Center CDD Special Assessment, 5.25%, 11/01/49	2,500,000	2,505,900
Miami-Dade County Aviation Revenue,
Miami International Airport, Refunding, Series A, 5.00%, 10/01/38	40,000,000	43,606,800
Miami International Airport, Refunding, Series A, 5.50%, 10/01/41	20,850,000	23,495,656
Miami-Dade County Educational Facilities Authority Revenue,
University of Miami Issue, Refunding, Series A, 5.00%, 4/01/40	10,000,000	10,893,000
University of Miami Issue, Refunding, Series B, AMBAC Insured, 5.25%, 4/01/27	10,995,000	13,143,093
Miami-Dade County Expressway Authority Toll System Revenue, Series A, 5.00%, 7/01/40	44,360,000	48,398,091
Miami-Dade County Professional Sports Franchise Facilities Revenue, Capital Appreciation, Refunding,
Series A, Assured Guaranty, zero cpn., 10/01/45.	25,000,000	6,489,500
Miami-Dade County School Board COP,
Refunding, Series A, 5.00%, 5/01/31	7,985,000	8,996,540
Series B, Assured Guaranty, Pre-Refunded, 5.00%, 5/01/33	14,310,000	14,996,308
North Sumter County Utility Dependent District Utility Revenue,
sub. bond, 6.00%, 10/01/30	3,780,000	4,338,986
sub. bond, 6.25%, 10/01/43	6,865,000	7,905,940
Northern Palm Beach County ID Special Assessment,
Water Control and Improvement, Unit of Development No. 2C, 5.00%, 8/01/34	2,700,000	2,788,209
Water Control and Improvement, Unit of Development No. 2C, 5.20%, 8/01/46	6,000,000	6,140,400
Water Control and Improvement, Unit of Development No. 46, Series A, Pre-Refunded, 5.35%,
8/01/41	800,000	815,072
Orange County Health Facilities Authority Revenue, Presbyterian Retirement Communities, 5.00%,
8/01/41	5,300,000	5,618,159
Orlando-Orange County Expressway Authority Revenue, Series C, Pre-Refunded, 5.00%, 7/01/35	7,965,000	8,913,313
Palm Beach County Health Facilities Authority Revenue, Acts Retirement Life Communities Inc.
Obligated Group, Refunding, 5.00%, 11/15/32	8,180,000	8,859,185

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Florida (continued)
Pelican Marsh CDD Special Assessment Revenue,
Refunding, 4.875%, 5/01/22	$920,000	$914,351
Refunding, 5.375%, 5/01/31	1,295,000	1,300,400
Pensacola Airport Revenue, Refunding, 6.00%, 10/01/28.	7,000,000	7,357,630
[b,e] Portofino Landings CDD Special Assessment, Series A, 5.40%, 5/01/38	2,705,000	1,061,199
[b] River Place St. Lucie CDD Special Assessment Revenue,
Series A, 7.625%, 5/01/21	600,000	485,424
Series A, 7.625%, 5/01/30	1,590,000	1,211,707
Somerset CDD Revenue, Capital Improvement, 5.30%, 5/01/37	6,645,000	5,961,495
South Broward Hospital District Revenue, South Broward Hospital District Obligated Group, Pre-
Refunded, 5.00%, 5/01/36	12,500,000	13,092,000
South Miami Health Facilities Authority Hospital Revenue,
Baptist Health South Florida Obligated Group, 5.00%, 8/15/32	15,000,000	15,176,550
Baptist Health South Florida Obligated Group, Refunding, 5.00%, 8/15/42	15,500,000	15,660,115
Village CDD No. 6 Special Assessment Revenue,
Refunding, 4.00%, 5/01/29	6,060,000	6,118,903
Refunding, 4.00%, 5/01/35	3,805,000	3,694,655
Village CDD No. 8 Special Assessment Revenue, 6.375%, 5/01/38.	7,100,000	7,383,503
Village CDD No. 9 Special Assessment Revenue,
6.75%, 5/01/31	7,245,000	8,092,448
7.00%, 5/01/41	6,435,000	7,407,328
Refunding, 5.00%, 5/01/22	1,165,000	1,209,585
Refunding, 5.25%, 5/01/31	1,970,000	2,127,541
Refunding, 5.50%, 5/01/42	1,960,000	2,134,832
Village CDD No. 10 Special Assessment Revenue,
5.75%, 5/01/31	1,900,000	2,126,043
5.00%, 5/01/32	5,700,000	6,083,610
5.125%, 5/01/43	8,500,000	9,088,625
6.00%, 5/01/44	8,000,000	9,009,680
Village CDD No. 11 Special Assessment Revenue, 4.125%, 5/01/29	3,185,000	3,132,479
Westchase East CDD Capital Improvement Revenue, 7.10%, 5/01/21	535,000	535,305
		557,968,777
Georgia 3.1%
The Atlanta Development Authority Revenue, New Downtown Atlanta Stadium Project, second lien,
Series B, 5.00%, 7/01/44	4,500,000	4,875,480
Atlanta Water and Wastewater Revenue,
Refunding, Series B, AGMC Insured, 5.25%, 11/01/34	30,000,000	32,907,000
Series A, Pre-Refunded, 6.25%, 11/01/34.	30,000,000	34,006,500
[f] Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.375%, 12/01/28	1,470,000	690,900
Burke County Development Authority PCR,
Oglethorpe Power Corp. Vogtle Project, Series C, 5.70%, 1/01/43	55,000,000	56,767,150
Oglethorpe Power Corp. Vogtle Project, Series E, 7.00%, 1/01/23	25,000,000	26,179,500
Carrollton Payroll Development Authority Revenue, UWG Phase II LLC Project, AGMC Insured, 5.00%,
6/15/40	2,000,000	2,232,300
Cobb County Development Authority Student Housing Revenue,
Kennesaw State University Real Estate Foundations Projects, Junior Subordinate, Refunding,
Series C, 5.00%, 7/15/33	2,700,000	2,890,269
Kennesaw State University Real Estate Foundations Projects, Junior Subordinate, Refunding,
Series C, 5.00%, 7/15/38	3,000,000	3,150,420

78 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
		Principal
		Amount	Value

Municipal Bonds (continued)
Georgia (continued)
Forsyth County Hospital Authority Revenue,
Anticipation Certificates, Georgia Baptist Health Care System Project, ETM, 6.25%, 10/01/18		$1,505,000	$1,581,273
Anticipation Certificates, Georgia Baptist Health Care System Project, ETM, 6.375%, 10/01/28		8,000,000	10,072,480
Fulton County Residential Care Facilities Elderly Authority Retirement Facility Revenue, Lenbrook
Square Foundation Inc. Project, Refunding, 5.00%, 7/01/42		6,500,000	6,820,710
Gainesville and Hall County Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia
Health System Inc. Project, Refunding, Series A, 5.00%, 2/15/45		5,000,000	5,428,400
Gainesville RDA Educational Facilities Revenue, Riverside Military Academy Project, Refunding,
5.125%, 3/01/37		6,500,000	6,198,985
Georgia Municipal Electric Authority Revenue, Plant Vogtle Units 3 and 4 Project J, Series A, 5.50%,
7/01/60		17,000,000	19,266,100
Main Street Natural Gas Inc. Revenue,
Gas Project, Series A, 5.50%, 9/15/25		5,000,000	5,865,000
Gas Project, Series A, 5.50%, 9/15/27		4,000,000	4,711,280
Gas Project, Series A, 5.50%, 9/15/28		10,000,000	11,790,700
Richmond County Development Authority Environmental Improvement Revenue, International Paper
Co. Project, Series A, 6.25%, 11/01/33		7,000,000	7,774,690
Savannah EDA Revenue, Recovery Zone Facility, International Paper Co. Project, Series A, 6.25%,
11/01/33	.	4,865,000	5,403,410
			248,612,547
Hawaii 0.3%
Hawaii State Airport System Revenue, Series A, 5.00%, 7/01/45		10,000,000	10,723,800
Hawaii State Department of Budget and Finance Special Purpose Revenue,
Hawaii Pacific University Project, Series A, 6.875%, 7/01/43		5,595,000	5,939,820
Hawaiian Electric Co. Inc. and Subsidiary Projects, 6.50%, 7/01/39		7,500,000	8,166,825
			24,830,445
Idaho 0.4%
Idaho State Health Facilities Authority Revenue,
St. Luke’s Health System Project, Series A, 6.75%, 11/01/37		12,500,000	13,475,625
St. Luke’s Health System Project, Series A, 5.00%, 3/01/44		5,000,000	5,311,850
Idaho State Housing and Finance Assn. EDR, TDF Facilities Project, Series A, 7.00%, 2/01/36		13,305,000	14,920,493
			33,707,968
Illinois 6.1%
Bolingbrook GO, Will and DuPage Counties, Capital Appreciation, Refunding, Series A, zero cpn.,
1/01/35		19,800,000	8,111,466
Bourbonnais Industrial Project Revenue, Olivet Nazarene University Project, 5.50%, 11/01/40		3,570,000	3,787,163
Bryant PCR, Central Illinois Light Co. Project, Refunding, NATL Insured, 5.90%, 8/01/23.		5,000	5,019
Bureau County Township High School District No. 502 GO, School Building, Series A, BAM Insured,
6.625%, 10/01/43		5,250,000	6,396,757
Chicago O’Hare International Airport Revenue,
General Airport, third lien, Series A, AGMC Insured, Pre-Refunded, 5.00%, 1/01/38		16,500,000	17,064,795
Passenger Facility Charge, Series B, 5.00%, 1/01/35		12,555,000	13,424,057
Passenger Facility Charge, Series B, 5.00%, 1/01/40		20,430,000	21,774,907
Chicago Transit Authority Sales Tax Receipts Revenue,
5.25%, 12/01/36		11,000,000	11,839,190
5.00%, 12/01/44		37,995,000	40,371,587
Chicago Wastewater Transmission Revenue, Project, second lien, 5.00%, 1/01/39		11,000,000	11,664,510
Cook County GO, Refunding, Series C, 5.00%, 11/15/29		34,555,000	37,321,819

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Illinois (continued)
Illinois State Finance Authority Education Revenue,
Illinois Charter Schools Project - Noble Network of Charter Schools, Refunding, 5.00%, 9/01/25	$2,750,000	$3,067,817
Illinois Charter Schools Project - Noble Network of Charter Schools, Refunding, 5.00%, 9/01/32	3,750,000	4,015,837
Illinois State Finance Authority Revenue,
Advocate Health Care Network, Refunding, 4.00%, 8/01/38	13,000,000	12,779,130
Carle Foundation, Refunding, Series A, 5.00%, 2/15/45	6,500,000	6,919,380
Institute of Technology, 6.50%, 2/01/23	1,000,000	1,060,480
Institute of Technology, 7.125%, 2/01/34.	1,500,000	1,547,940
Mercy Health System Obligated Group, Refunding, 5.00%, 12/01/40	11,980,000	12,697,842
OSF Healthcare System, Series A, 5.00%, 11/15/45	20,750,000	22,355,635
Plymouth Place, Refunding, 5.00%, 5/15/37	2,250,000	2,278,530
Plymouth Place, Refunding, 5.25%, 5/15/45	1,100,000	1,122,682
Resurrection Health Care, Series A, AGMC Insured, Pre-Refunded, 5.25%, 5/15/29	14,445,000	15,194,840
Riverside Health System, Pre-Refunded, 6.25%, 11/15/35	3,035,000	3,433,131
Riverside Health System, Refunding, 4.00%, 11/15/35	4,000,000	3,821,880
Riverside Health System, Refunding, 6.25%, 11/15/35	1,965,000	2,179,539
Roosevelt University Project, Refunding, 6.25%, 4/01/29	2,500,000	2,647,075
Roosevelt University Project, Refunding, 6.50%, 4/01/39	15,000,000	15,647,550
Rush University Medical Center Obligated Group, Series B, Pre-Refunded, 7.25%, 11/01/38	10,000,000	11,030,400
Sherman Health Systems, Series A, Pre-Refunded, 5.50%, 8/01/37	17,240,000	17,575,318
University of Chicago Medical Center, Refunding, Series B, 4.00%, 8/15/41	10,000,000	9,938,000
Illinois State Finance Authority Student Housing Revenue,
CHF-Cook LLC, Northeastern Illinois University Project, Series A, 5.00%, 7/01/35.	5,335,000	5,209,521
CHF-Cook LLC, Northeastern Illinois University Project, Series A, 5.00%, 7/01/47.	10,000,000	9,419,900
CHF-DeKalb II LLC, Northern Illinois University Project, 6.875%, 10/01/43	15,000,000	16,714,050
CHF-Normal LLC, Illinois State University Project, 7.00%, 4/01/43	7,500,000	8,386,425
Illinois State Finance Authority Water Facility Revenue,
American Water Capital Corp. Project, 5.25%, 10/01/39	15,350,000	16,176,751
American Water Capital Corp. Project, 5.25%, 5/01/40	10,415,000	11,087,080
Illinois State GO,
5.25%, 7/01/29	15,000,000	15,537,300
5.25%, 7/01/31	5,000,000	5,143,150
5.50%, 7/01/38	5,000,000	5,150,200
Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
McCormick Place Expansion Project, Capital Appreciation, Refunding, Series B, AGMC Insured,
zero cpn., 6/15/45	18,100,000	4,416,400
McCormick Place Expansion Project, Capital Appreciation, Series A, NATL Insured, zero cpn.,
6/15/35	10,000,000	4,119,400
McCormick Place Expansion Project, Series A, 5.50%, 6/15/50.	10,475,000	10,755,311
Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place Convention
Center, ETM, 7.00%, 7/01/26	7,500,000	9,480,075
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Capital
Appreciation, Refunding, Series A, zero cpn., 12/15/52	26,000,000	3,615,560
Railsplitter Tobacco Settlement Authority Revenue,
6.25%, 6/01/24	6,000,000	6,015,600
Refunding, 6.00%, 6/01/28	24,650,000	28,188,261
Yorkville United City Special Service Area Special Tax, Nos. 2005-108 and 2005-109, 4.00%, 3/01/36	3,997,000	3,832,404
		484,321,664

80 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Indiana 1.2%
Indiana Finance Authority Midwestern Disaster Relief Revenue, Ohio Valley Electric Corp. Project,
Series A, 5.00%, 6/01/32	$10,000,000	$10,045,000
Indiana Finance Authority Revenue,
Baptist Homes of Indiana Senior Living, 5.75%, 11/15/41	5,000,000	5,435,900
Deaconess Health System Obligated Group, Refunding, Series A, 4.00%, 3/01/37	5,000,000	5,054,600
Deaconess Health System Obligated Group, Refunding, Series A, 5.00%, 3/01/39	5,000,000	5,413,900
Educational Facilities, Marian University Project, 6.375%, 9/15/41	12,500,000	13,812,250
Greencroft Obligated Group, Series A, 7.00%, 11/15/43	5,000,000	5,690,900
Private Activity, Ohio River Bridges East End Crossing Project, Series A, 5.00%, 7/01/40	12,500,000	13,127,875
Indiana Finance Authority Wastewater Utility Revenue, CWA Authority Project, first lien, Series A,
4.00%, 10/01/42	22,620,000	23,176,452
Indiana State Health and Educational Facility Financing Authority Hospital Revenue,
Community Foundation of Northwest Indiana Obligated Group, Pre-Refunded, 5.50%, 3/01/37.	4,185,000	4,185,000
Community Foundation of Northwest Indiana Obligated Group, Refunding, 5.50%, 3/01/37	3,815,000	3,815,000
Indiana State Municipal Power Agency Revenue, Power Supply System, Series B, Pre-Refunded,
6.00%, 1/01/39	4,000,000	4,360,520
Jasper County PCR, Northern Indiana Public Service Co. Project, Refunding, Series C, NATL Insured,
5.85%, 4/01/19	5,000,000	5,390,850
		99,508,247
Iowa 0.6%
Iowa Higher Education Loan Authority Revenue, Private College Facility, Upper Iowa University Project,
Pre-Refunded, 6.00%, 9/01/39	11,000,000	12,756,480
Tobacco Settlement Authority Tobacco Settlement Revenue, Capital Appreciation, Asset-Backed,
Refunding, Series B, 5.60%, 6/01/34	35,850,000	36,025,307
		48,781,787
Kansas 0.1%
Kansas State Development Finance Authority Hospital Revenue, Adventist Health System/Sunbelt
Obligated Group, Refunding, Series C, 5.75%, 11/15/38	6,250,000	6,842,063
Kentucky 1.1%
Kentucky Economic Development Finance Authority Hospital Revenue, Owensboro Medical Health
System Inc., Refunding, Series A, 6.50%, 3/01/45	18,330,000	19,878,335
Kentucky Economic Development Finance Authority Louisville Arena Project Revenue, Louisville Arena
Authority Inc., Series A, Subseries A-1, Assured Guaranty, 6.00%, 12/01/42.	5,000,000	5,206,000
Kentucky State Public Transportation Infrastructure Authority First Tier Toll Revenue,
Downtown Crossing Project, Capital Appreciation, zero cpn. to 6/30/23, 6.60% thereafter, 7/01/39 .	10,000,000	7,774,700
Downtown Crossing Project, Capital Appreciation, zero cpn. to 6/30/23, 6.75% thereafter, 7/01/43 .	5,000,000	3,902,700
Louisville/Jefferson County Metro Government Revenue,
College, Bellarmine University Project, Refunding and Improvement, Series A, 5.625%, 5/01/29	5,555,000	5,846,415
College, Bellarmine University Project, Refunding and Improvement, Series A, 6.125%, 5/01/39	5,000,000	5,239,600
Health Facilities, Jewish Hospital and St. Mary’s HealthCare Inc. Project, Pre-Refunded, 6.125%,
2/01/37	11,500,000	12,054,760
Ohio County PCR, Big Rivers Electric Corp. Project, Refunding, Series A, 6.00%, 7/15/31.	10,500,000	10,499,055
Owen County Waterworks System Revenue,
American Water Co. Project, Series A, 6.25%, 6/01/39	8,000,000	8,694,400
American Water Co. Project, Series A, 5.375%, 6/01/40	10,000,000	10,715,700
		89,811,665

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Louisiana 2.9%
Beauregard Parish Revenue, Boise Cascade Corp. Project, Refunding, 6.80%, 2/01/27	$13,990,000	$14,009,167
Louisiana Local Government Environmental Facilities and CDA Revenue,
Westlake Chemical Corp. Projects, 6.75%, 11/01/32	41,250,000	42,451,200
Westlake Chemical Corp. Projects, Series A, 6.50%, 8/01/29	9,000,000	10,204,560
Westlake Chemical Corp. Projects, Series A-2, 6.50%, 11/01/35	8,000,000	9,133,680
Louisiana Public Facilities Authority Hospital Revenue,
Franciscan Missionaries of Our Lady Health System Project, Series A, Pre-Refunded, 6.75%,
7/01/39	10,000,000	11,238,000
Lafayette General Health System Project, Refunding, Series A, 5.00%, 11/01/41	2,000,000	2,118,040
Lafayette General Health System Project, Refunding, Series A, 5.00%, 11/01/45	7,405,000	7,819,976
Louisiana Public Facilities Authority Revenue,
Ochsner Clinic Foundation Project, Pre-Refunded, 6.50%, 5/15/37	5,000,000	6,027,400
Ochsner Clinic Foundation Project, Pre-Refunded, 6.75%, 5/15/41	15,500,000	18,842,265
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/47	3,755,000	4,020,516
Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/38	7,210,000	7,257,370
Ochsner Clinic Foundation Project, Series B, 5.50%, 5/15/47	7,305,000	7,356,354
Ochsner Clinic Foundation Project, Series B, Pre-Refunded, 5.25%, 5/15/38	2,790,000	2,815,361
Ochsner Clinic Foundation Project, Series B, Pre-Refunded, 5.50%, 5/15/47	2,695,000	2,720,818
Louisiana State Public Facilities Authority Lease Revenue, Provident Group, Flagship Property,
Louisiana University Nicholson Gateway, Series A, 5.00%, 7/01/51	20,000,000	21,099,000
St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series A, 5.125%, 6/01/37	63,675,000	63,723,393
St. Tammany Public Trust Financing Authority Revenue,
Christwood Project, Refunding, 5.25%, 11/15/29	1,200,000	1,239,792
Christwood Project, Refunding, 5.25%, 11/15/37	1,650,000	1,661,286
Tobacco Settlement FICO Revenue, Tobacco Settlement, Asset-Backed, Refunding, Series A, 5.25%,
5/15/35	1,000,000	1,092,060
		234,830,238
Maine 0.3%
Maine State Health and Higher Educational Facilities Authority Revenue,
Maine General Medical Center Issue, 6.75%, 7/01/36	4,250,000	4,606,278
Maine General Medical Center Issue, 7.00%, 7/01/41	10,000,000	10,968,200
Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20.	4,800,000	4,805,952
		20,380,430
Maryland 0.4%
Baltimore Special Obligation Revenue,
Harbor Point Project, Refunding, 5.00%, 6/01/36	1,250,000	1,240,750
Harbor Point Project, Refunding, 5.125%, 6/01/43	2,500,000	2,459,050
Harford County Special Obligation Tax Allocation, Beachtree Estates Project, 7.50%, 7/01/40	7,000,000	7,343,770
Maryland State EDC, EDR, Series A, 5.75%, 6/01/35	13,070,000	14,046,852
Maryland State Health and Higher Educational Facilities Authority Revenue,
Anne Arundel Health System Issue, Series A, Pre-Refunded, 6.75%, 7/01/39	3,000,000	3,389,910
Washington County Hospital Issue, Pre-Refunded, 6.00%, 1/01/43	6,000,000	6,252,240
		34,732,572
Massachusetts 1.2%
Massachusetts Bay Transportation Authority Revenue,
Assessment, Refunding, Series A, 4.00%, 7/01/37.	15,000,000	15,397,800
General Transportation System, Series A, 7.00%, 3/01/21	775,000	873,014
General Transportation System, Series A, ETM, 7.00%, 3/01/21	400,000	400,000

82 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts State Development Finance Agency Revenue,
North Hill Communities Issue, Series A, 6.25%, 11/15/28	$2,250,000	$2,391,165
North Hill Communities Issue, Series A, 6.25%, 11/15/33	2,000,000	2,093,180
North Hill Communities Issue, Series A, 6.50%, 11/15/43	4,125,000	4,308,562
Massachusetts State Development Finance Agency Solid Waste Disposal Revenue, Mandatory Put
5/01/19, Pre-Refunded, 5.75%, 12/01/42	3,700,000	4,066,374
Massachusetts State Educational Financing Authority Education Loan Revenue, Refunding, Series K,
5.25%, 7/01/29	6,940,000	7,483,333
Massachusetts State Port Authority Special Facilities Revenue, ConRAC Project, Series A, 5.125%,
7/01/41	10,340,000	11,238,236
Massachusetts State Special Obligation Dedicated Tax Revenue, Refunding, NATL Insured, 5.50%,
1/01/34	35,000,000	44,090,200
		92,341,864
Michigan 4.7%
Detroit City School District GO, School Building and Site Improvement, Series A, AGMC Insured,
6.00%, 5/01/29	15,900,000	19,370,334
Detroit Sewage Disposal System Revenue,
second lien, Series B, NATL Insured, 5.50%, 7/01/29	5,000,000	5,955,350
second lien, Series B, NATL Insured, 5.00%, 7/01/36	15,000	15,063
Detroit Water and Sewerage Department Sewage Disposal System Revenue, senior lien, Refunding,
Series A, 5.25%, 7/01/39	12,000,000	13,257,600
Ecorse City GO, Financial Recovery, Dedicated Tax, 6.50%, 11/01/35	5,215,000	5,542,919
Michigan Finance Authority Revenue,
Henry Ford Health System, Refunding, 5.00%, 11/15/41	5,050,000	5,477,785
Higher Education, Limited Obligation, Thomas M. Cooley Law School Project, Refunding, 6.00%,
7/01/24	3,000,000	3,098,190
Higher Education, Limited Obligation, Thomas M. Cooley Law School Project, Refunding, 6.75%,
7/01/44	5,505,000	5,593,190
Local Government Loan Program, Detroit Water and Sewer Department, Refunding, Series D-2,
5.00%, 7/01/34	4,035,000	4,365,709
Local Government Loan Program, Public Lighting Authority, Local Project, Refunding, Series B,
5.00%, 7/01/39	7,600,000	8,103,044
Local Government Loan Program, Public Lighting Authority, Local Project, Refunding, Series B,
5.00%, 7/01/44	10,000,000	10,642,300
Local Government Loan Program, senior lien, Refunding, Series C-1, 5.00%, 7/01/44	10,000,000	10,563,500
Local Government Loan Program, senior lien, Refunding, Series C-3, AGMC Insured, 5.00%,
7/01/32	10,000,000	11,236,500
Local Government Loan Program, senior lien, Refunding, Series C-3, AGMC Insured, 5.00%,
7/01/33	3,000,000	3,356,340
Local Government Loan Program, senior lien, Refunding, Series D-1, AGMC Insured, 5.00%,
7/01/37	5,000,000	5,531,900
Local Government Loan Program, senior lien, Refunding, Series D-4, 5.00%, 7/01/29	11,000,000	12,177,770
Local Government Loan Program, senior lien, Refunding, Series D-4, 5.00%, 7/01/30	9,000,000	9,926,640
Local Government Loan Program, senior lien, Refunding, Series D-4, 5.00%, 7/01/34	10,000,000	10,840,600
Local Government Loan Program, senior lien, Series C-6, 5.00%, 7/01/33	10,000,000	10,880,800
Michigan Hospital Finance Authority Revenue,
MidMichigan Obligated Group, Series A, Pre-Refunded, 6.125%, 6/01/34.	4,065,000	4,520,402
Trinity Health Credit Group, Refunding, Series C, 5.00%, 12/01/34.	26,810,000	29,488,587
Trinity Health Credit Group, Refunding, Series MI, 5.00%, 12/01/39	27,525,000	29,992,341
Trinity Health Credit Group, Series C, Pre-Refunded, 5.00%, 12/01/34	2,050,000	2,391,366
Trinity Health Credit Group, Series MI, Pre-Refunded, 5.00%, 12/01/39	75,000	86,828

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Michigan State Building Authority Revenue,
Facilities Program, Refunding, Series I, 6.00%, 10/15/38	$175,000	$188,025
Facilities Program, Refunding, Series II-A, 5.375%, 10/15/41	10,000,000	11,353,400
Facilities Program, Series I, Pre-Refunded, 6.00%, 10/15/38.	5,825,000	6,289,835
Michigan Tobacco Settlement Finance Authority Revenue,
Tobacco Settlement Asset-Backed, Senior Series A, 6.00%, 6/01/34	2,500,000	2,398,700
Tobacco Settlement Asset-Backed, Senior Series A, 6.00%, 6/01/48	5,000,000	4,724,150
Royal Oak Hospital Finance Authority Hospital Revenue,
William Beaumont Hospital Obligated Group, Refunding, Series D, 5.00%, 9/01/39	54,320,000	58,567,281
William Beaumont Hospital Obligated Group, Series V, Pre-Refunded, 8.25%, 9/01/39	20,000,000	22,145,400
William Beaumont Hospital Obligated Group, Series W, Pre-Refunded, 6.00%, 8/01/39	33,120,000	36,937,080
Wayne County Airport Authority Revenue, Detroit Metropolitan Wayne County Airport, Series B, BAM
Insured, 5.00%, 12/01/39	5,500,000	6,008,310
		371,027,239
Minnesota 0.3%
Minneapolis Health Care System Revenue,
Fairview Health Services, Series A, Pre-Refunded, 6.625%, 11/15/28	11,000,000	12,034,330
Fairview Health Services, Series A, Pre-Refunded, 6.75%, 11/15/32	6,250,000	6,850,813
Minneapolis Senior Housing and Healthcare Revenue,
Ecumen - Abiitan Mill City Project, 5.25%, 11/01/45	2,800,000	2,719,024
Ecumen - Abiitan Mill City Project, 5.375%, 11/01/50	1,000,000	964,530
		22,568,697
Mississippi 1.4%
Lowndes County Solid Waste Disposal and PCR, Weyerhaeuser Co. Project, Refunding, Series B,
6.70%, 4/01/22	18,875,000	21,967,102
Mississippi State Hospital Equipment and Facilities Authority Revenue, Baptist Memorial Health Care,
Series A, 5.00%, 9/01/41	47,000,000	49,843,500
Warren County Gulf Opportunity Zone Revenue,
International Paper Co. Project, Series A, 5.50%, 9/01/31.	20,000,000	20,358,600
International Paper Co. Project, Series A, 6.50%, 9/01/32.	10,000,000	10,674,600
International Paper Co. Project, Series A, 5.80%, 5/01/34.	7,000,000	7,797,020
		110,640,822
Missouri 0.8%
Cape Girardeau County IDA Health Facilities Revenue, Southeast Health, Refunding, Series A, 6.00%,
3/01/33	5,480,000	5,699,967
[g] Kirkwood IDA Retirement Community Revenue,
Aberdeen Heights Project, Refunding, Series A, 5.25%, 5/15/42	1,000,000	1,030,840
Aberdeen Heights Project, Refunding, Series A, 5.25%, 5/15/50	3,500,000	3,593,835
Missouri State Health and Educational Facilities Authority Health Facilities Revenue, Mercy Health,
Series F, 5.00%, 11/15/45.	15,000,000	16,358,400
Missouri State Joint Municipal Electric Utility Commission Power Project Revenue, Iatan 2 Project,
Series A, Pre-Refunded, 6.00%, 1/01/39	11,000,000	12,001,880
St. Louis Airport Revenue,
Lambert-St. Louis International Airport, Series A-1, 6.25%, 7/01/29	7,000,000	7,694,960
Lambert-St. Louis International Airport, Series A-1, 6.625%, 7/01/34	3,000,000	3,323,340
St. Louis County IDA Senior Living Facilities Revenue, Friendship Village Chesterfield, 5.00%, 9/01/42	7,000,000	7,155,050
Stoddard County IDA Health Facilities Revenue, SoutheastHEALTH, Refunding, Series B, 6.00%,
3/01/37	4,220,000	4,311,110
		61,169,382

84 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Nebraska 0.1%
Douglas County Hospital Authority No. 3 Revenue, Health Facilities Methodist Health System,
Refunding, 5.00%, 11/01/45	$6,750,000	$7,311,600
Nevada 0.5%
Clark County ID Special Assessment,
Local ID No. 128, The Summerlin Centre, Series A, 5.00%, 2/01/26.	1,295,000	1,235,754
Local ID No. 128, The Summerlin Centre, Series A, 5.05%, 2/01/31.	1,010,000	912,333
Local ID No. 142, Mountain’s Edge Local Improvement, Refunding, 5.00%, 8/01/21	1,340,000	1,443,609
Local ID No. 159, Summerlin Village 16A, 5.00%, 8/01/35	1,000,000	1,024,790
Henderson GO,
Sewer, Refunding, Series A, 4.00%, 6/01/33	5,240,000	5,539,938
Sewer, Refunding, Series A, 4.00%, 6/01/34	4,230,000	4,460,662
Henderson Local ID Special Assessment,
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 5.00%, 3/01/18	775,000	770,451
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 5.00%, 3/01/19	780,000	769,766
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 5.10%, 3/01/22	1,175,000	1,135,579
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 5.125%, 3/01/25	1,240,000	1,174,702
No. T-17, Limited Obligation Improvement, Madeira Canyon, 5.00%, 9/01/25	1,240,000	1,256,802
No. T-18, Limited Obligation Improvement, Inspirada, Discount Term, Refunding, 4.00%, 9/01/32	1,750,000	1,636,407
No. T-18, Limited Obligation Improvement, Inspirada, Discount Term, Refunding, 4.00%, 9/01/35	2,500,000	2,256,625
Las Vegas Special Improvement District No. 812 Revenue,
Local Improvement, Summerlin Village 24, 5.00%, 12/01/27	1,495,000	1,537,009
Local Improvement, Summerlin Village 24, 5.00%, 12/01/30	1,730,000	1,761,157
Local Improvement, Summerlin Village 24, 5.00%, 12/01/35	1,100,000	1,096,601
Overton Power District No. 5 Special Obligation Revenue, Pre-Refunded, 8.00%, 12/01/38	7,500,000	8,392,875
		36,405,060
New Hampshire 0.1%
New Hampshire State Business Finance Authority Revenue, Elliot Hospital Obligated Group, Series A,
Pre-Refunded, 6.125%, 10/01/39	5,000,000	5,627,250
New Jersey 3.2%
Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding, Series A, 5.75%,
1/01/40	5,000,000	5,580,350
New Jersey EDA Revenue,
Montclair State University Student Housing Project, Provident Group, Montclair Properties LLC,
Series A, 5.875%, 6/01/42.	5,000,000	5,367,250
Provident Group, Rowan Properties LLC, Rowan University Student Housing Project, Series A,
5.00%, 1/01/48	5,000,000	5,190,150
School Facilities Construction, Series AAA, 5.00%, 6/15/35	3,450,000	3,470,976
School Facilities Construction, Series AAA, 5.00%, 6/15/41	4,550,000	4,563,650
New Jersey EDA Special Facility Revenue,
Continental Airlines Inc. Project, 4.875%, 9/15/19	10,805,000	11,216,887
Continental Airlines Inc. Project, 5.125%, 9/15/23	19,800,000	20,918,106
Continental Airlines Inc. Project, 5.25%, 9/15/29	41,900,000	44,667,914
New Jersey Health Care Facilities Financing Authority Revenue,
St. Joseph’s Healthcare System Obligated Group Issue, Pre-Refunded, 6.625%, 7/01/38.	27,015,000	29,025,186
University Hospital, Series A, 5.00%, 7/01/46	5,750,000	6,103,338
New Jersey State Transportation Trust Fund Authority Revenue,
Transportation Program, Series AA, 5.00%, 6/15/38	4,810,000	4,809,615
Transportation Program, Series AA, 5.25%, 6/15/41	2,500,000	2,562,225
Transportation Program, Series AA, 5.00%, 6/15/44	17,425,000	17,372,202
Transportation System, Capital Appreciation, Series A, zero cpn., 12/15/38	46,750,000	14,307,370
Transportation System, Series A, 6.00%, 12/15/38	35,705,000	37,985,835

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
		Principal
		Amount	Value

Municipal Bonds (continued)
New Jersey (continued)
New Jersey State Transportation Trust Fund Authority Revenue, (continued)
Transportation System, Series A, Pre-Refunded, 6.00%, 12/15/38		$19,295,000	$21,017,272
Transportation System, Series B, 5.25%, 6/15/36		17,500,000	17,800,300
			251,958,626
New Mexico 1.9%
Farmington PCR,
Public Service Co. of New Mexico, San Juan Project, Refunding, Series B, 5.90%, 6/01/40		58,000,000	63,631,220
Public Service Co. of New Mexico, San Juan Project, Refunding, Series C, 5.90%, 6/01/40		18,435,000	20,224,854
Public Service Co. of New Mexico, San Juan Project, Refunding, Series D, 5.90%, 6/01/40		53,520,000	58,716,257
New Mexico State Hospital Equipment Loan Council First Mortgage Revenue, Haverland Carter
Lifestyle Group, 5.00%, 7/01/42		5,000,000	5,076,700
			147,649,031
New York 3.7%
Long Island Power Authority Electric System Revenue, General, Series A, Pre-Refunded, 6.00%,
5/01/33		12,500,000	13,827,000
MAC for City of Troy Revenue,
Capital Appreciation, Series C, NATL Insured, zero cpn., 7/15/21		428,010	391,368
Capital Appreciation, Series C, NATL Insured, zero cpn., 1/15/22		649,658	583,757
MTA Revenue,
Transportation, Refunding, Series D, 5.00%, 11/15/38		8,790,000	9,770,524
Transportation, Refunding, Series D, 5.25%, 11/15/40		10,000,000	11,214,000
Transportation, Series A, 5.00%, 11/15/41		15,500,000	17,339,075
Transportation, Series E, 5.00%, 11/15/33		10,000,000	11,335,100
New York City GO,
Refunding, Series H, 6.125%, 8/01/25		5,000	5,022
Series F, 7.50%, 2/01/21		5,000	5,027
Series G, 7.50%, 2/01/22		5,000	5,027
New York City HDC, MFMR, 8 Spruce Street, Class F, 4.50%, 2/15/48		7,500,000	7,821,525
New York City IDA Civic Facility Revenue, Amboy Properties Corp. Project, Refunding, 6.75%, 6/01/20	.	3,315,000	3,299,420
New York Liberty Development Corp. 3 World Trade Center Project, Class 2, Refunding, 5.375%,
11/15/40.		10,000,000	10,882,200
New York Liberty Development Corp. Liberty Revenue, Second Priority, Bank of America Tower at One
Bryant Park Project, Class 3, Refunding, 6.375%, 7/15/49		18,500,000	20,373,310
New York Liberty Development Corp. Revenue, Goldman Sachs Headquarters Issue, 5.25%, 10/01/35	.	65,000,000	77,669,150
New York State Dormitory Authority Revenues,
Non-State Supported Debt, Orange Regional Medical Center, Pre-Refunded, 6.125%, 12/01/29		16,000,000	17,411,360
Non-State Supported Debt, Orange Regional Medical Center, Pre-Refunded, 6.25%, 12/01/37		30,000,000	32,710,800
New York Transportation Development Corp. Special Facilities Revenue, Laguardia Airport Terminal B
Redevelopment Project, Series A, 5.25%, 1/01/50		41,785,000	44,417,037
Niagara County Tobacco Asset Securitization Corp., Asset Backed, 4.00%, 5/15/29		2,750,000	2,754,675
Rockland Tobacco Asset Securitization Corp. Settlement Revenue, Asset-Backed, First Subordinate,
Series A, zero cpn., 8/15/45		61,000,000	8,614,420
TSASC Inc. Revenue, Tobacco Settlement, Refunding, Senior Series A, 5.00%, 6/01/41		4,000,000	4,347,280
			294,777,077
North Carolina 0.5%
Columbus County Industrial Facilities and PCFA Revenue,
Environmental Improvement, International Paper Co. Projects, Series A, 6.25%, 11/01/33		1,300,000	1,443,871
Recovery Zone Facility, International Paper Co. Projects, Series B, 6.25%, 11/01/33		4,000,000	4,442,680
North Carolina State Department of Transportation Private Activity Revenue, I-77 Hot Lanes Project,
5.00%, 12/31/37		3,100,000	3,319,759

86 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
North Carolina (continued)
North Carolina State Medical Care Commission Health Care Facilities Revenue,
Duke University Health System, Series A, 5.00%, 6/01/42	$15,000,000	$16,583,100
Pennybyrn at Maryfield, first mortgage, Refunding, 5.00%, 10/01/25	2,595,000	2,785,680
Pennybyrn at Maryfield, first mortgage, Refunding, 5.00%, 10/01/30	2,790,000	2,869,599
Pennybyrn at Maryfield, first mortgage, Refunding, 5.00%, 10/01/35	1,000,000	1,009,380
Vidant Health, Refunding, 5.00%, 6/01/45.	5,000,000	5,421,000
North Carolina State Medical Care Commission Retirement Facilities Revenue,
Galloway Ridge, first mortgage, Refunding, Series A, 5.25%, 1/01/41	2,720,000	2,661,901
United Church Homes and Services, first mortgage, Refunding, Series A, 5.00%, 9/01/37	2,100,000	2,154,075
		42,691,045
North Dakota 0.1%
Burleigh County Education Facilities Revenue,
University of Mary Project, 5.10%, 4/15/36	2,800,000	2,736,328
University of Mary Project, 5.20%, 4/15/46	4,430,000	4,099,035
		6,835,363
Ohio 2.4%
Allen County Hospital Facilities Revenue, Mercy Health, Refunding and Improvement, Series A, 5.00%,
11/01/43.	4,000,000	4,352,280
American Municipal Power Inc. Revenue,
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/38	1,315,000	1,355,331
Prairie State Energy Campus Project, Series A, Pre-Refunded, 5.00%, 2/15/38	20,970,000	21,801,880
Bowling Green Student Housing Revenue, CFP I LLC, State University Project, 6.00%, 6/01/45	12,500,000	13,151,625
Butler County Hospital Facilities Revenue,
UC Health, 5.50%, 11/01/40	6,680,000	7,396,497
UC Health, Pre-Refunded, 5.50%, 11/01/40	3,320,000	3,805,351
Fairfield County Hospital Revenue, Improvement, Medical Centre Project, Refunding, 5.00%, 6/15/43	10,000,000	10,325,600
Franklin County Hospital Facilities Revenue, OhioHealth Corp., 5.00%, 5/15/45	10,000,000	11,038,200
Hamilton County Healthcare Revenue,
Life Enriching Communities Project, Series A, Pre-Refunded, 6.50%, 1/01/41	4,970,000	5,915,443
Life Enriching Communities Project, Series A, Pre-Refunded, 6.625%, 1/01/46	2,500,000	2,987,200
Lake County Hospital Facilities Revenue, Lake Hospital System Inc., Refunding, 5.00%, 8/15/45	6,000,000	6,529,680
Little Miami Local School District GO,
School Improvement, Pre-Refunded, 6.875%, 12/01/34	5,100,000	6,073,539
School Improvement, Refunding, 6.875%, 12/01/34	575,000	673,652
Ohio State Air Quality Development Authority Revenue, Environmental Improvement, Buckeye
Power Inc. Project, 6.00%, 12/01/40	15,000,000	17,288,550
Ohio State Hospital Revenue, University Hospitals Health System Inc., Refunding, Series A, 5.00%,
1/15/46	6,000,000	6,509,220
Ohio State Turnpike and Infrastructure Commission Revenue, Infrastructure Projects, Capital
Appreciation, junior lien, Series A-3, zero cpn. to 2/14/23, 5.75% thereafter, 2/15/35	35,000,000	31,945,550
Ohio State Water Development Authority PCR, FirstEnergy Nuclear Generation Project, Refunding,
Mandatory Put, Refunding, Series B, 4.00%, 12/01/33	15,000,000	5,256,300
Scioto County Hospital Facilities Revenue, Southern Ohio Medical Center, Pre-Refunded, 5.75%,
2/15/38	17,000,000	17,769,760
Southeastern Port Authority Hospital Facilities Revenue,
Memorial Health System Obligated Group Project, Refunding, 5.00%, 12/01/35	1,000,000	1,008,870
Memorial Health System Obligated Group Project, Refunding, 5.00%, 12/01/43	1,000,000	975,430
Memorial Health System Obligated Group Project, Refunding, 5.50%, 12/01/43	1,300,000	1,349,660
Memorial Health System Obligated Group Project, Refunding and Improvement, 6.00%, 12/01/42 .	14,000,000	15,273,300
		192,782,918

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Oklahoma 0.1%
Oklahoma Development Finance Authority Continuing Care Retirement Revenue, Inverness Village
Community, Refunding, 5.75%, 1/01/37	$5,000,000	$5,066,150
Oregon 0.3%
Multnomah County Hospital Facilities Authority Revenue,
Mirabella South Waterfront Project, Refunding, Series A, 5.40%, 10/01/44	3,000,000	3,195,420
Mirabella South Waterfront Project, Refunding, Series A, 5.50%, 10/01/49	5,500,000	5,875,100
Oregon Health and Science University Revenue, Series A, Pre-Refunded, 5.75%, 7/01/39	5,000,000	5,541,350
Salem Hospital Facility Authority Revenue,
Capital Manor Inc., Refunding, 5.00%, 5/15/22	1,000,000	1,052,230
Capital Manor Inc., Refunding, 5.75%, 5/15/27	1,000,000	1,084,780
Capital Manor Inc., Refunding, 5.625%, 5/15/32	1,000,000	1,068,290
Capital Manor Inc., Refunding, 6.00%, 5/15/42	3,100,000	3,337,026
Capital Manor Inc., Refunding, 6.00%, 5/15/47	2,000,000	2,148,100
Yamhill County Hospital Authority,
Friendsview Retirement Community, Refunding, Series A, 5.00%, 11/15/46	1,000,000	974,260
Friendsview Retirement Community, Refunding, Series A, 5.00%, 11/15/51	3,045,000	2,937,907
		27,214,463
Pennsylvania 2.2%
Allegheny County Higher Education Building Authority University Revenue,
Carlow University Project, Refunding, 6.75%, 11/01/31	1,215,000	1,360,095
Carlow University Project, Refunding, 7.00%, 11/01/40	2,000,000	2,247,280
Chester County IDA Revenue,
Renaissance Academy Charter School Project, 5.00%, 10/01/34	1,500,000	1,596,165
Renaissance Academy Charter School Project, 5.00%, 10/01/39	1,725,000	1,816,011
Renaissance Academy Charter School Project, 5.00%, 10/01/44	1,160,000	1,211,237
Commonwealth Financing Authority Revenue, Series B, 5.00%, 6/01/42	12,000,000	13,186,680
Delaware County IDAR, Resource Recovery Facility, Refunding, Series A, 6.20%, 7/01/19	6,585,000	6,601,331
Lancaster County Hospital Authority Revenue,
Brethren Village Project, Series A, 6.375%, 7/01/30	1,000,000	1,007,840
Brethren Village Project, Series A, 6.50%, 7/01/40.	3,000,000	3,021,840
Northampton County General Purpose Authority Hospital Revenue,
St. Luke’s Hospital Project, Series A, Pre-Refunded, 5.50%, 8/15/40	15,000,000	15,973,650
St. Luke’s University Health Network Project, Refunding, Series A, 5.00%, 8/15/46	11,910,000	12,761,803
Pennsylvania State Economic Development Financing Authority Exempt Facilities Revenue, PPL
Energy Supply LLC Project, 5.00%, 12/01/38	33,850,000	33,925,147
Pennsylvania State Turnpike Commission Turnpike Revenue,
Motor License Fund Enhanced Turnpike, Capital Appreciation, Subordinate Special, Series B, Sub
Series B-2, zero cpn. to 11/30/28, 5.75% thereafter, 12/01/37	20,000,000	13,211,400
Motor License Fund Enhanced Turnpike, Capital Appreciation, Subordinate Special, Series B, Sub
Series B-2, zero cpn. to 12/01/28, 5.875% thereafter, 12/01/40	25,075,000	16,563,041
Subordinate, Convertible Capital Appreciation, Series C, AGMC Insured, 6.25%, 6/01/33.	5,000,000	6,229,900
Subordinate, Series B, Pre-Refunded, 5.75%, 6/01/39	20,000,000	22,098,200
State Public School Building Authority Revenue, Commonwealth of Pennsylvania, School Lease, The
School District of Philadelphia Project, Refunding, Series A, AGMC Insured, 5.00%, 6/01/32	20,000,000	21,989,400
		174,801,020
Rhode Island 0.5%
Rhode Island State Health and Educational Building Corp. Revenue,
Hospital Financing, Care New England Issue, Series A, Pre-Refunded, 6.00%, 9/01/33	7,320,000	9,130,309
Hospital Financing, Lifespan Obligated Group Issue, Series A, Pre-Refunded, 7.00%, 5/15/39	8,200,000	9,210,240

88 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Rhode Island (continued)
Tobacco Settlement FICO Revenue, Asset-Backed, Refunding, Series A, 5.00%, 6/01/40	$16,955,000	$17,794,442
		36,134,991
South Carolina 0.9%
South Carolina Jobs EDA Student Housing Revenue, Coastal Housing Foundation LLC Project, Series
A, Pre-Refunded, 6.50%, 4/01/42	10,000,000	11,583,500
South Carolina State Public Service Authority Revenue, Series B, Refunding, 5.125%, 12/01/43	52,890,000	57,977,489
		69,560,989
South Dakota 0.1%
Sioux Falls Health Facilities Revenue, Dow Rummel Village Project, Refunding, 5.00%, 11/01/46	11,110,000	10,957,015
Tennessee 1.4%
Johnson City Health and Educational Facilities Board Hospital Revenue,
Mountain States Health Alliance, Capital Appreciation, first mortgage, Refunding, Series A, NATL
Insured, zero cpn., 7/01/27	19,365,000	12,304,134
Mountain States Health Alliance, Capital Appreciation, first mortgage, Refunding, Series A, NATL
Insured, zero cpn., 7/01/28	19,400,000	11,679,576
Mountain States Health Alliance, Capital Appreciation, first mortgage, Refunding, Series A, NATL
Insured, zero cpn., 7/01/29	19,365,000	11,942,008
Mountain States Health Alliance, Capital Appreciation, first mortgage, Refunding, Series A, NATL
Insured, zero cpn., 7/01/30	19,370,000	11,336,680
Knox County Health Educational and Housing Facility Board Hospital Revenue,
Covenant Health, Refunding, Series A, 5.00%, 1/01/42	5,000,000	5,466,550
Covenant Health, Refunding, Series A, 5.00%, 1/01/47	5,000,000	5,440,900
Knox County Health Educational and Housing Facility Board Revenue,
University Health System Inc., Pre-Refunded, 5.25%, 4/01/36	7,150,000	7,175,382
University Health System Inc., Refunding, 5.25%, 4/01/36	16,325,000	16,382,954
Memphis-Shelby County Airport Authority Airport Revenue,
Refunding, Series B, 5.75%, 7/01/23	5,000,000	5,529,100
Refunding, Series B, 5.75%, 7/01/24	3,500,000	3,866,800
Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board
Revenue, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40.	20,000,000	21,918,400
		113,042,484
Texas 9.2%
Austin Convention Enterprises Inc. Convention Center Hotel Revenue, second tier, Refunding, Series B,
5.75%, 1/01/34	16,750,000	16,749,497
Brazos County Health Facilities Development Corp. Franciscan Services Corp. Revenue, Obligated
Group, St. Joseph Regional Health Center, Pre-Refunded, 5.50%, 1/01/38	5,250,000	5,566,522
Capital Area Cultural Education Facilities Finance Corp. Revenue, The Roman Catholic Diocese of
Austin, Series B, 6.125%, 4/01/45	10,000,000	11,035,900
Central Texas Regional Mobility Authority Revenue,
Capital Appreciation, senior lien, Refunding, zero cpn., 1/01/35.	3,000,000	1,328,880
Capital Appreciation, senior lien, Refunding, zero cpn., 1/01/37.	2,500,000	989,400
Capital Appreciation, senior lien, Refunding, zero cpn., 1/01/38.	2,405,000	902,813
Capital Appreciation, senior lien, Refunding, zero cpn., 1/01/39.	2,545,000	909,532
senior lien, Pre-Refunded, 5.75%, 1/01/25	2,350,000	2,635,878
senior lien, Pre-Refunded, 5.75%, 1/01/31	2,500,000	2,900,850
senior lien, Pre-Refunded, 6.00%, 1/01/41	7,925,000	9,269,159
senior lien, Pre-Refunded, 6.25%, 1/01/46	24,340,000	28,694,183
senior lien, Series A, 5.00%, 1/01/45	5,000,000	5,383,950
Clifton Higher Education Finance Corp. Revenue, Uplift Education, Series A, 5.00%, 12/01/45.	3,855,000	4,005,191

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Texas (continued)
Dallas/Fort Worth International Airport Revenue,
Joint Improvement, Series A, 5.00%, 11/01/42	$12,000,000	$13,300,320
Joint Improvement, Series A, 5.00%, 11/01/45	50,000,000	55,362,000
Joint Improvement, Series B, 5.00%, 11/01/44.	11,385,000	12,382,668
El Paso Downtown Development Corp. Special Revenue, Downtown Ballpark Venue Project, Series A,
7.25%, 8/15/38	15,000,000	18,823,050
Grand Parkway Transportation Corp. System Toll Revenue,
Capital Appreciation, Series B, zero cpn. to 9/30/23, 5.80% thereafter, 10/01/45	10,000,000	8,474,800
First Tier Toll, Series A, 5.125%, 10/01/43	2,850,000	3,021,912
Harris County Cultural Education Facilities Finance Corp. Revenue,
Brazos Presbyterian Homes Inc. Project, first mortgage, Refunding, 5.00%, 1/01/48	20,000,000	20,262,200
Brazos Presbyterian Homes Inc. Project, first mortgage, Series B, Pre-Refunded, 7.00%, 1/01/43	3,000,000	3,855,480
Brazos Presbyterian Homes Inc. Project, first mortgage, Series B, Pre-Refunded, 7.00%, 1/01/48	5,250,000	6,747,090
Harris County Health Facilities Development Corp. Hospital Revenue, Memorial Hermann Healthcare
System, Series B, Pre-Refunded, 7.25%, 12/01/35	13,500,000	14,932,755
Houston Airport System Revenue, United Airlines Inc. Terminal E Project, Refunding, 4.75%, 7/01/24	10,000,000	10,583,400
Kerrville Health Facilities Development Corp. Hospital Revenue,
Peterson Regional Medical Center Project, Refunding, 5.00%, 8/15/30	2,300,000	2,501,319
Peterson Regional Medical Center Project, Refunding, 5.00%, 8/15/35	2,000,000	2,127,420
Lower Colorado River Authority Transmission Contract Revenue,
LCRA Transmission Services Corp. Project, Refunding, 5.00%, 5/15/40	4,250,000	4,684,860
LCRA Transmission Services Corp. Project, Refunding, 5.00%, 5/15/45	6,350,000	6,961,886
Lufkin Health Facilities Development Corp. Revenue, Memorial Health System of East Texas,
Pre-Refunded, 6.25%, 2/15/37	5,000,000	5,498,450
Matagorda County Navigation District No. 1 PCR, Central Power and Light Co. Project, Refunding,
Series A, 6.30%, 11/01/29	10,000,000	10,830,400
Mesquite Health Facilities Development Corp. Retirement Facility Revenue,
Christian Care Centers Inc. Project, Refunding, 5.00%, 2/15/35	5,175,000	5,291,023
Christian Care Centers Inc. Project, Refunding, 5.00%, 2/15/36	1,000,000	1,015,810
Christian Care Centers Inc. Project, Refunding, 5.125%, 2/15/42.	3,750,000	3,816,750
Mission Economic Development Corp. Revenue, Natgasoline Project, senior lien, Series B, 5.75%,
10/01/31.	7,000,000	7,353,780
New Hope Cultural Education Facilities Finance Corp. First Mortgage Revenue, Morningside Ministries
Project, 6.50%, 1/01/43	4,350,000	4,890,792
New Hope Cultural Education Facilities Finance Corp. Retirement Facilities Revenue,
MRC Crestview, Refunding, 5.00%, 11/15/36	1,570,000	1,565,981
MRC Crestview, Refunding, 5.00%, 11/15/46	6,100,000	5,988,431
Wesleyan Homes Inc. Project, Refunding, 5.50%, 1/01/43	3,200,000	3,240,320
New Hope Cultural Education Facilities Finance Corp. Senior Living Revenue,
Cardinal Bay Inc., Village on the Park Carriage Inn, fourth tier, Series D, 6.00%, 7/01/26	175,000	168,105
Cardinal Bay Inc., Village on the Park Carriage Inn, fourth tier, Series D, 7.00%, 7/01/51	4,050,000	3,852,441
New Hope Cultural Education Facilities Finance Corp. Student Housing Revenue,
CHF - Collegiate Housing Stephenville III LLC, Tarleton State University Project, Series A, 5.00%,
4/01/47	6,420,000	6,613,242
CHF-Stephenville LLC, Tarleton State University Project, Series A, 6.00%, 4/01/45	3,000,000	3,262,320
NCCD-College Station Properties LLC, Texas A&M University Project, Series A, 5.00%, 7/01/47	30,000,000	31,305,600
North Texas Tollway Authority Revenue,
first tier, Series A, 6.25%, 1/01/39	2,350,000	2,548,223
first tier, Series A, Pre-Refunded, 6.25%, 1/01/39.	10,150,000	11,100,852
Special Projects System, Capital Appreciation, first tier, Refunding, Series I, 6.50%, 1/01/43	25,000,000	31,082,750
Special Projects System, Capital Appreciation, Series B, zero cpn., 9/01/37	7,500,000	2,928,375

90 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
		Principal
		Amount	Value

Municipal Bonds (continued)
Texas (continued)
North Texas Tollway Authority Revenue, (continued)
Special Projects System, Capital Appreciation, Series C, zero cpn. to 9/01/21, 6.75% thereafter,
9/01/45		$25,000,000	$27,443,750
Special Projects System, Capital Appreciation, Series C, zero cpn. to 9/01/23, 7.00% thereafter,
9/01/43		10,000,000	10,031,600
System, first tier, Refunding, Series A, 5.625%, 1/01/33		150,000	155,220
System, first tier, Refunding, Series A, 5.75%, 1/01/48		4,015,000	4,146,973
System, first tier, Refunding, Series B, 5.00%, 1/01/38		10,000,000	10,979,700
System, first tier, Refunding, Series B, 5.75%, 1/01/40		1,420,000	1,470,623
System, first tier, Series A, Pre-Refunded, 5.625%, 1/01/33		850,000	883,297
System, first tier, Series A, Pre-Refunded, 5.75%, 1/01/48		25,985,000	27,023,880
System, first tier, Series B, Pre-Refunded, 5.75%, 1/01/40		10,260,000	10,674,504
System, first tier, Series K, Subseries K-2, Assured Guaranty, Pre-Refunded, 6.00%, 1/01/38		15,000,000	16,351,950
System, second tier, Series F, Pre-Refunded, 5.75%, 1/01/38		20,000,000	20,808,000
Red River Education Financing Corp. Higher Education Revenue, Houston Baptist University Project,
Refunding, 5.50%, 10/01/46		4,250,000	4,612,015
Red River Health Facilities Development Corp. First Mortgage Revenue,
[b,e] Eden Home Project, 7.25%, 12/15/42.		11,000,000	6,957,500
Wichita Falls Retirement Foundation Project, Refunding, 5.50%, 1/01/32		1,500,000	1,584,990
Wichita Falls Retirement Foundation Project, Refunding, 5.125%, 1/01/41		2,000,000	2,031,020
San Antonio Public Facilities Corp. Lease Revenue, Refunding and Improvement, Convention Center
Refinancing and Expansion Project, 4.00%, 9/15/42		39,000,000	39,249,990
Tarrant County Cultural Education Facilities Finance Corp. Revenue,
Texas Health Resources System, Refunding, 5.00%, 11/15/40		15,225,000	16,483,042
Trinity Terrace Project, The Cumberland Rest Inc., Refunding, Series A-1, 5.00%, 10/01/44		5,125,000	5,274,547
Trinity Terrace Project, The Cumberland Rest Inc., Refunding, Series A-1, 5.00%, 10/01/49		3,625,000	3,719,105
Texas State Municipal Gas Acquisition and Supply Corp. III Gas Supply Revenue,
5.00%, 12/15/30		25,000,000	26,851,750
5.00%, 12/15/31		24,500,000	26,143,215
5.00%, 12/15/32		10,000,000	10,627,900
Texas State Transportation Commission Turnpike System Revenue,
first tier, Refunding, Series A, 5.00%, 8/15/41		5,000,000	5,436,350
second tier, Refunding, Series C, 5.00%, 8/15/37.		11,055,000	11,990,585
second tier, Refunding, Series C, 5.00%, 8/15/42.		15,965,000	17,262,156
Wood County Central Hospital District Hospital Revenue, East Texas Medical Center Quitman Project,
6.00%, 11/01/41		9,350,000	9,840,781
			734,781,003
Virginia 0.9%
Norfolk EDA Health Care Facilities Revenue, Sentara Healthcare, Refunding, Series B, 5.00%,
11/01/43	.	17,575,000	19,644,105
Prince William County IDA Residential Care Facilities Revenue, Westminster at Lake Ridge, Refunding,
5.00%, 1/01/46		2,200,000	2,218,546
Tobacco Settlement FICO Revenue, Capital Appreciation, Second Subordinate, Refunding, Series D,
zero cpn., 6/01/47		50,000,000	1,949,500
Virginia Small Business Financing Authority Revenue,
Elizabeth River Crossings OPCO LLC Project, senior lien, 6.00%, 1/01/37		6,485,000	7,160,283
Elizabeth River Crossings OPCO LLC Project, senior lien, 5.50%, 1/01/42		35,790,000	38,305,679
			69,278,113

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Washington 1.8%
FYI Properties Lease Revenue,
Washington State District Project, 5.50%, 6/01/34	$11,935,000	$13,026,098
Washington State District Project, 5.50%, 6/01/39	16,250,000	17,701,612
Greater Wenatchee Regional Events Center Public Facilities District Revenue, Refunding, Series A,
5.50%, 9/01/42	3,150,000	3,209,693
Ocean Shores Local ID No. 1 Tax Allocation, 7.25%, 2/01/31	7,040,000	8,427,795
Skagit County Public Hospital District No. 1 Revenue,
Skagit Valley Hospital, 5.75%, 12/01/35	5,355,000	5,766,264
Skagit Valley Hospital, Pre-Refunded, 5.75%, 12/01/32	2,000,000	2,074,380
[b] Washington State Economic Development Finance Authority Environmental Facilities Revenue,
Coalview Centralia LLC Project, 9.50%, 8/01/25	13,325,000	12,660,349
Washington State Health Care Facilities Authority Revenue,
Central Washington Health Services Assn., Pre-Refunded, 7.00%, 7/01/39	8,500,000	9,621,830
Fred Hutchinson Cancer Research Center, Series A, Pre-Refunded, 6.00%, 1/01/33	7,500,000	8,345,850
Providence Health and Services, Refunding, Series A, 5.00%, 10/01/42.	19,725,000	21,367,895
Virginia Mason Medical Center, Series B, ACA Insured, 6.00%, 8/15/37	30,000,000	30,450,000
Washington State Higher Education Facilities Authority Revenue, Whitworth University Project,
Pre-Refunded, 5.625%, 10/01/40	5,235,000	5,825,456
Washington State Housing Finance Commission Revenue, Nonprofit Housing, Presbyterian Retirement
Communities Northwest Project, Refunding, Series A, 5.00%, 1/01/31.	2,000,000	2,065,760
		140,542,982
West Virginia 0.6%
County Commission of Harrison County Solid Waste Disposal Revenue, Allegheny Energy Supply Co.
LLC Harrison Station Project, Refunding, Series D, 5.50%, 10/15/37	14,745,000	14,877,705
Kanawha County Commission Student Housing Revenue, The West Virginia State University
Foundation Project, 6.75%, 7/01/45	6,650,000	7,055,717
Pleasants County PCR, County Commission, Series F, 5.25%, 10/15/37	27,250,000	26,186,977
		48,120,399
Wisconsin 0.7%
Wisconsin PFA Exempt Facilities Revenue, Celanese Project, Refunding, Series C, 4.30%, 11/01/30	11,000,000	10,976,900
Wisconsin State General Fund Annual Appropriation Revenue,
Refunding, Series A, 6.00%, 5/01/33	13,590,000	14,934,323
Series A, Pre-Refunded, 6.00%, 5/01/33	1,410,000	1,557,119
Wisconsin State Health and Educational Facilities Authority Revenue,
Beaver Dam Community Hospitals Inc., Refunding, Series A, 5.25%, 8/15/34	5,000,000	5,109,500
St. Johns Communities Inc., Refunding, Series B, 5.00%, 9/15/37	650,000	675,428
St. Johns Communities Inc., Refunding, Series B, 5.00%, 9/15/45	1,500,000	1,551,195
Thedacare Inc., Refunding, 5.00%, 12/15/44	6,605,000	7,125,144
Thedacare Inc., Series A, 5.50%, 12/15/38	5,000,000	5,321,500
Wisconsin State Public Finance Authority Revenue, Adams-Columbia Electric Cooperative, Series A,
NATL Insured, 5.50%, 12/01/40	6,755,000	7,637,541
		54,888,650
Wyoming 0.3%
Campbell County Solid Waste Facilities Revenue, Basin Electric Power Cooperative, Dry Fork Station
Facilities, Series A, 5.75%, 7/15/39	5,500,000	6,025,195
West Park Hospital District Revenue, West Park Hospital Project, Series A, 7.00%, 6/01/40	5,500,000	6,133,270
Wyoming CDA Student Housing Revenue,
CHF-Wyoming LLC, University of Wyoming Project, 6.25%, 7/01/31	600,000	654,366
CHF-Wyoming LLC, University of Wyoming Project, 6.50%, 7/01/43	1,600,000	1,733,600

92 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Wyoming (continued)
Wyoming Municipal Power Agency Power Supply System Revenue,
Series A, Pre-Refunded, 5.50%, 1/01/28	$1,350,000	$1,401,773
Series A, Pre-Refunded, 5.50%, 1/01/33	2,360,000	2,450,506
Series A, Pre-Refunded, 5.50%, 1/01/38	2,810,000	2,917,763
Series A, Pre-Refunded, 5.375%, 1/01/42.	2,750,000	2,852,630
		24,169,103

U.S. Territories 7.1%
Guam 2.0%
Government of Guam GO,
Series A, 6.00%, 11/15/19	5,075,000	5,395,740
Series A, Pre-Refunded, 5.125%, 11/15/27	7,270,000	7,486,864
Series A, Pre-Refunded, 6.75%, 11/15/29.	10,000,000	11,467,000
Series A, Pre-Refunded, 5.25%, 11/15/37.	37,000,000	38,135,900
Series A, Pre-Refunded, 7.00%, 11/15/39.	15,000,000	17,299,800
Guam Government Business Privilege Tax Revenue,
Refunding, Series D, 5.00%, 11/15/39	15,000,000	15,654,750
Series A, 5.125%, 1/01/42	5,000,000	5,162,400
Guam Government Department of Education COP,
John F. Kennedy High School Project, Series A, 6.625%, 12/01/30	5,065,000	5,364,899
John F. Kennedy High School Project, Series A, 6.875%, 12/01/40	4,000,000	4,234,200
Guam Government Hotel Occupancy Tax Revenue, Refunding, Series A, 6.50%, 11/01/40	10,380,000	12,082,216
Guam Government Limited Obligation Revenue,
Section 30, Series A, Pre-Refunded, 5.625%, 12/01/29	3,850,000	4,306,264
Section 30, Series A, Pre-Refunded, 5.75%, 12/01/34	8,430,000	9,457,448
Guam Government Waterworks Authority Water and Wastewater System Revenue, 5.625%, 7/01/40	4,000,000	4,268,520
Guam International Airport Authority Revenue,
General, Refunding, Series B, AGMC Insured, 5.50%, 10/01/33	2,000,000	2,210,640
General, Refunding, Series B, AGMC Insured, 5.75%, 10/01/43	3,000,000	3,355,680
Guam Power Authority Revenue, Refunding, Series A, 5.50%, 10/01/40	10,000,000	10,570,200
		156,452,521
Northern Mariana Islands 0.1%
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Senior Series A, 6.60%,
3/15/28	5,645,000	5,658,887
Puerto Rico 4.5%
Children’s Trust Fund Tobacco Settlement Revenue,
Asset-Backed, Refunding, 5.50%, 5/15/39	11,500,000	11,552,095
Asset-Backed, Refunding, 5.625%, 5/15/43	4,000,000	4,006,720
[e] Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A, 5.75%, 7/01/41	15,000,000	9,862,500
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/42	26,990,000	17,610,975
Series A, 7.25%, 7/01/30	25,000,000	16,312,500
Series A, 6.75%, 7/01/36	29,750,000	19,411,875
Series A, 7.00%, 7/01/43	5,000,000	3,262,500
[b] Series A-4, zero cpn., 7/01/19	5,500,000	5,588,165
[b] Series B, zero cpn., 7/01/19	5,500,000	5,588,165
[b] Series E-1, zero cpn., 1/01/21	6,000,000	6,096,180
[b] Series E-2, zero cpn., 7/01/21	6,000,000	6,096,180
[b] Series E-3, zero cpn., 1/01/22	1,989,500	2,021,392
[b] Series E-4, zero cpn., 7/01/22	1,989,499	2,021,391

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority Power Revenue, (continued)
Series WW, 5.50%, 7/01/38.	$16,355,000	$10,671,637
Series XX, 5.75%, 7/01/36	23,620,000	15,412,050
Series XX, 5.25%, 7/01/40	71,780,000	46,836,450
Puerto Rico HFAR, Capital Fund Modernization Program, Puerto Rico Public Housing Projects,
Refunding, 5.125%, 12/01/27	3,000,000	3,145,170
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Revenue,
Ana G. Mendez University System Project, Refunding, 5.375%, 12/01/21	750,000	750,038
Ana G. Mendez University System Project, Refunding, 5.00%, 4/01/27.	3,500,000	3,307,500
Ana G. Mendez University System Project, Refunding, 5.125%, 4/01/32.	2,000,000	1,811,600
Ana G. Mendez University System Project, Refunding, 5.375%, 4/01/42.	2,505,000	2,190,898
Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	17,835,000	16,809,487
Hospital Auxilio Mutuo Obligated Group, Refunding, Series A, 6.00%, 7/01/33	7,050,000	7,182,963
Inter American University of Puerto Rico Project, NATL Insured, 4.50%, 10/01/29	3,750,000	3,651,037
[e] Puerto Rico PBA Guaranteed Revenue, Government Facilities, Series S, 6.00%, 7/01/41	8,000,000	4,860,000
[e] Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Refunding, Series B, 5.50%,
8/01/31	92,125,000	9,212,500
Puerto Rico Sales Tax FICO Sales Tax Revenue,
Capital Appreciation, First Subordinate, Series A, zero cpn., 8/01/33	12,150,000	1,568,808
Capital Appreciation, First Subordinate, Series A, zero cpn., 8/01/34	4,000,000	482,840
Capital Appreciation, First Subordinate, Series A, zero cpn., 8/01/34	59,465,000	6,732,033
Capital Appreciation, First Subordinate, Series A, zero cpn., 8/01/36	17,800,000	1,873,272
Capital Appreciation, First Subordinate, Series A, zero cpn. to 8/01/19, 6.25% thereafter, 8/01/33	43,500,000	13,970,895
Convertible Capital Appreciation, First Subordinate, Series A, 6.75%, 8/01/32	60,970,000	32,161,675
First Subordinate, Series A, 5.50%, 8/01/42	51,560,000	25,135,500
First Subordinate, Series A, 6.00%, 8/01/42	32,365,000	16,667,975
First Subordinate, Series A, 6.50%, 8/01/44	26,100,000	13,637,250
First Subordinate, Series C, 5.50%, 8/01/40	25,000,000	12,187,500
		359,689,716
U.S. Virgin Islands 0.5%
Virgin Islands PFAR,
Capital Projects, senior lien, Series A-1, 5.00%, 10/01/24	555,000	468,975
Matching Fund Loan Note, senior lien, Series A, 5.00%, 10/01/29	6,300,000	5,055,750
Matching Fund Loan Note, Series A, 5.00%, 10/01/32	19,930,000	15,694,875
senior lien, Refunding, Series B, 5.00%, 10/01/25	1,500,000	1,260,000
Virgin Islands Matching Fund Loan Note, Cruzan Project, Series A, 6.00%, 10/01/39.	5,000,000	3,800,000
Virgin Islands Matching Fund Loan Note, Diageo Project, Series A, 6.625%, 10/01/29	15,000,000	11,700,000
Virgin Islands Matching Fund Loan Note, senior lien, Refunding, Series B, 5.00%, 10/01/24	6,000,000	5,070,000
		43,049,600
Total U.S. Territories		564,850,724
Total Municipal Bonds (Cost $7,347,150,579)		7,833,994,421

Total Investments before Short Term Investments (Cost $7,352,434,538)		7,839,282,167

Short Term Investments 0.7%
Municipal Bonds 0.7%
Florida 0.1%
[h] St. Lucie County PCR, Florida Power and Light Company Project, Refunding, Daily VRDN and Put,
0.64%, 9/01/28	10,000,000	10,000,000

94 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Short Term Investments (continued)
Municipal Bonds (continued)
Georgia 0.6%
[h] Appling County Development Authority PCR, Georgia Power Co. Plant Hatch Project, Daily VRDN and
Put, 0.69%, 9/01/29	$9,300,000	$9,300,000
[f] Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 6.50%, 3/31/17	3,625,000	3,623,985
[h] Burke County Development Authority PCR,
Georgia Power Co. Plant Vogtle Project, Refunding, First Series, Daily VRDN and Put, 0.66%,
7/01/49	3,000,000	3,000,000
Georgia Power Co. Plant Vogtle Project, Second Series, Daily VRDN and Put, 0.69%, 10/01/32	9,200,000	9,200,000
[h] Heard County Development Authority PCR, Georgia Power Co. Plant Wansley Project, Daily VRDN and
Put, 0.72%, 9/01/26	500,000	500,000
[h] Monroe County Development Authority PCR, Georgia Power Co. Plant Scherer Project, First Series,
Daily VRDN and Put, 0.69%, 11/01/48	17,300,000	17,300,000
		42,923,985
New York 0.0%†
[h] New York City GO, Fiscal 2008, Series J, Subseries J-5, Refunding, Daily VRDN and Put, 0.57%,
8/01/28	1,000,000	1,000,000
Total Short Term Investments (Cost $53,925,000)		53,923,985
Total Investments (Cost $7,406,359,538) 99.2%.		7,893,206,152
Other Assets, less Liabilities 0.8%		61,528,810
Net Assets 100.0%		$7,954,734,962

See Abbreviations on page 132.

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At February 28, 2017, the aggregate value of these securities was $59,281,085, representing 0.7% of net assets.
cIncome may be received in additional securities and/or cash.
dThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.
eSee Note 6 regarding defaulted securities.
fAt February 28, 2017, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
gSecurity purchased on a when-issued basis. See Note 1(b).
hVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Massachusetts Tax-Free Income Fund
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.94	$11.93	$11.42	$12.16	$12.02
Income from investment operations[b]:
Net investment income[c]	0.39	0.40	0.42	0.42	0.42
Net realized and unrealized gains (losses)	(0.31)	0.01	0.51	(0.76)	0.14
Total from investment operations	0.08	0.41	0.93	(0.34)	0.56
Less distributions from:
Net investment income	(0.39)	(0.40)	(0.42)	(0.40)	(0.42)
Net asset value, end of year.	$11.63	$11.94	$11.93	$11.42	$12.16

Total return[d]	0.62%	3.50%	8.28%	(2.75)%	4.75%

Ratios to average net assets
Expenses	0.67%	0.66%	0.67%	0.66%	0.65%
Net investment income	3.23%	3.38%	3.56%	3.64%	3.49%

Supplemental data
Net assets, end of year (000’s)	$375,435	$400,201	$439,041	$419,556	$525,946
Portfolio turnover rate	7.16%	4.90%	6.51%	7.12%	20.05%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

96 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Massachusetts Tax-Free Income F und (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.07	$12.06	$11.53	$12.29	$12.14
Income from investment operations[b]:
Net investment income[c]	0.32	0.34	0.36	0.36	0.36
Net realized and unrealized gains (losses)	(0.30)	—	0.53	(0.78)	0.14
Total from investment operations	0.02	0.34	0.89	(0.42)	0.50
Less distributions from:
Net investment income	(0.32)	(0.33)	(0.36)	(0.34)	(0.35)
Net asset value, end of year.	$11.77	$12.07	$12.06	$11.53	$12.29

Total return[d]	0.13%	2.89%	7.79%	(3.41)%	4.20%

Ratios to average net assets
Expenses	1.22%	1.21%	1.22%	1.21%	1.20%
Net investment income	2.68%	2.83%	3.01%	3.09%	2.94%

Supplemental data
Net assets, end of year (000’s)	$60,441	$61,834	$62,878	$61,760	$90,144
Portfolio turnover rate	7.16%	4.90%	6.51%	7.12%	20.05%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 97

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Massachusetts Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.94	$11.93	$11.41	$12.16	$12.02
Income from investment operations[b]:
Net investment income[c]	0.40	0.41	0.43	0.43	0.44
Net realized and unrealized gains (losses)	(0.31)	0.01	0.53	(0.77)	0.14
Total from investment operations	0.09	0.42	0.96	(0.34)	0.58
Less distributions from:
Net investment income	(0.40)	(0.41)	(0.44)	(0.41)	(0.44)
Net asset value, end of year.	$11.63	$11.94	$11.93	$11.41	$12.16

Total return	0.72%	3.60%	8.48%	(2.74)%	4.85%

Ratios to average net assets
Expenses	0.57%	0.56%	0.57%	0.56%	0.55%
Net investment income	3.33%	3.48%	3.66%	3.74%	3.59%

Supplemental data
Net assets, end of year (000’s)	$34,909	$12,614	$10,274	$4,574	$9,135
Portfolio turnover rate	7.16%	4.90%	6.51%	7.12%	20.05%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

98 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2017
Franklin Massachusetts Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 99.1%
Massachusetts 99.1%
Boston GO, Refunding, Series B, 5.00%, 4/01/26	$6,160,000	$7,430,007
Boston Water and Sewer Commission Revenue, General, Refunding, Senior Series A, 4.00%, 11/01/28	4,400,000	4,806,076
Braintree GO, Refunding, 5.00%, 5/15/27	2,000,000	2,469,960
City of Quincy GO, Muni Purpose Loan, Refunding, 4.00%, 6/01/32	2,565,000	2,713,667
Dudley-Charlton Regional School District GO, Series B, NATL Insured, 5.25%, 5/01/19	3,140,000	3,399,207
Massachusetts Bay Transportation Authority Sales Tax Revenue,
Refunding, Senior Series A, 5.25%, 7/01/30	4,000,000	5,032,800
Refunding, Series B, 5.00%, 7/01/33	2,500,000	2,875,875
Series A, 5.00%, 7/01/40	5,000,000	5,661,000
Massachusetts State College Building Authority Project Revenue,
Refunding, Series B, XLCA Insured, 5.50%, 5/01/39	5,000,000	6,428,500
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 5/01/33.	10,000,000	10,473,600
Series B, 5.00%, 5/01/40	4,625,000	5,104,705
Massachusetts State Department of Transportation Metropolitan Highway System Revenue,
Commonwealth Contract Assistance Secured, Series B, 5.00%, 1/01/35	16,165,000	17,654,766
Massachusetts State Development Finance Agency Revenue,
Boston College Issue, Refunding, Series T, 5.00%, 7/01/42	3,750,000	4,272,225
Boston College Issue, Series P, NATL Insured, Pre-Refunded, 4.75%, 7/01/42	11,000,000	11,145,860
Boston University Issue, Series BB1, 4.00%, 10/01/46.	5,000,000	5,051,500
Brandeis University Issue, Series N, 5.00%, 10/01/39	5,000,000	5,255,750
The Broad Institute Issue, Series A, 5.375%, 4/01/41	15,000,000	16,947,600
Harvard University Issue, Refunding, Series A, 5.00%, 7/15/33	5,000,000	5,914,200
Lahey Clinic Obligated Group Issue, Refunding, Series F, 5.00%, 8/15/32	2,975,000	3,338,248
Massachusetts College of Pharmacy and Allied Health Sciences Issue, Series E, Assured Guaranty,
Pre-Refunded, 5.00%, 7/01/31	5,000,000	5,070,400
Massachusetts College of Pharmacy and Allied Health Sciences Issue, Series E, Assured Guaranty,
Pre-Refunded, 5.00%, 7/01/37	5,035,000	5,105,893
Northeastern University Issue, Series A, 5.00%, 3/01/44	5,000,000	5,504,100
Partners Healthcare System Issue, Refunding, Series L, 5.00%, 7/01/41	5,000,000	5,473,000
Partners Healthcare System Issue, Refunding, Series O-2, 5.00%, 7/01/30	5,000,000	5,692,350
Sterling and Francine Clark Art Institute Issue, Pre-Refunded, 5.00%, 7/01/41	12,900,000	14,831,646
WGBH Educational Foundation Issue, Refunding, Series A, Assured Guaranty, 5.00%, 1/01/36	8,455,000	8,680,326
WGBH Educational Foundation Issue, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 1/01/36	7,490,000	7,749,603
Williams College, Refunding, Series Q, 5.00%, 7/01/46	5,000,000	5,746,750
Worcester Polytechnic Institute Issue, 4.00%, 9/01/49	4,825,000	4,915,614
Worcester Polytechnic Institute Issue, NATL Insured, Pre-Refunded, 5.00%, 9/01/37	9,880,000	10,088,369
Worcester Polytechnic Institute Issue, Refunding, NATL Insured, 5.00%, 9/01/37	2,970,000	3,021,619
Massachusetts State Educational Financing Authority Education Loan Revenue,
Issue I, 6.00%, 1/01/28	4,540,000	4,798,871
Issue I, Refunding, Series A, 5.50%, 1/01/22	3,000,000	3,281,130
Massachusetts State Federal Highway Revenue, Grant Anticipation Notes, Accelerated Bridge Program,
Series A, 5.00%, 6/15/27	5,000,000	5,889,400
Massachusetts State GO,
Consolidated Loan, Series C, AMBAC Insured, Pre-Refunded, 5.00%, 8/01/37	10,000,000	10,176,100
Consolidated Loan, Series F, 4.00%, 11/01/29	6,000,000	6,413,280
Refunding, Series A, AMBAC Insured, 5.50%, 8/01/30	5,000,000	6,436,850
Massachusetts State Health and Educational Facilities Authority Revenue,
Cable Housing and Health Services Issue, Series A, NATL Insured, 5.25%, 7/01/23	765,000	765,712
Cape Cod Healthcare Obligated Group, Assured Guaranty, Pre-Refunded, 6.00%, 11/15/28	3,000,000	3,386,520
Cape Cod Healthcare Obligated Group, Assured Guaranty, Pre-Refunded, 5.125%, 11/15/35	3,150,000	3,482,766
Children’s Hospital Issue, Series M, 5.25%, 12/01/39	7,000,000	7,536,200
Emmanuel College Issue, NATL Insured, Pre-Refunded, 5.00%, 7/01/37	10,000,000	10,140,800

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Massachusetts Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts State Health and Educational Facilities Authority Revenue, (continued)
Lesley University Issue, Series A, Assured Guaranty, Pre-Refunded, 5.25%, 7/01/39	$9,350,000	$10,243,767
Partners Healthcare System Issue, Refunding, Series J-1, 5.00%, 7/01/39	4,345,000	4,638,896
Southcoast Health System Obligated Group Issue, Series D, 5.00%, 7/01/39	5,500,000	5,737,765
Sterling and Francine Clark Art Institute Issue, Series B, Pre-Refunded, 5.00%, 7/01/40	5,000,000	5,612,700
Massachusetts State HFA, MFHR, Section 8 Assisted, Series A, ETM, 7.00%, 4/01/21	430,000	501,406
Massachusetts State HFAR,
Housing, Refunding, Series A, 3.25%, 12/01/27	4,000,000	4,058,640
Housing, Refunding, Series A, 3.50%, 12/01/31	5,805,000	5,836,347
Housing, Series C, 5.125%, 12/01/39	1,700,000	1,773,508
Housing, Series C, 5.35%, 12/01/49	4,500,000	4,704,390
Housing, Series D, 5.05%, 6/01/40	3,835,000	3,966,656
Housing, Series F, 3.15%, 12/01/32	2,185,000	2,133,106
Housing, Series F, 3.45%, 12/01/37	955,000	926,665
SF Housing, Series 159, 4.05%, 12/01/32	2,055,000	2,098,237
SF Housing, Series 162, 3.15%, 12/01/32	10,905,000	10,249,719
Massachusetts State Port Authority Revenue, Series A, AGMC Insured, Pre-Refunded, 4.50%, 7/01/37	7,935,000	8,033,711
Massachusetts State School Building Authority Dedicated Sales Tax Revenue,
Senior, Refunding, Series C, 5.00%, 8/15/31	6,000,000	6,991,980
Senior, Refunding, Series C, 5.00%, 11/15/34	5,000,000	5,804,050
Senior, Series B, 5.00%, 10/15/41	10,000,000	11,194,600
Series A, AMBAC Insured, Pre-Refunded, 4.75%, 8/15/32	15,000,000	15,272,400
Massachusetts State Special Obligation Dedicated Tax Revenue,
Refunding, NATL Insured, 5.50%, 1/01/25	10,900,000	13,306,611
Refunding, NATL Insured, 5.50%, 1/01/34	16,900,000	21,289,268
Massachusetts State Transportation Fund Revenue, Accelerated Bridge Program, Series A, 4.00%,
6/01/31	5,555,000	5,838,027
Massachusetts State Water Pollution Abatement Trust Revenue,
2012, Pooled Loan Program, Series 6, 5.50%, 8/01/30	195,000	195,700
2012, Pooled Loan Program, Series 7, 5.125%, 2/01/31	260,000	260,790
State Revolving Fund, Refunding, 5.00%, 8/01/23.	3,000,000	3,578,790
Massachusetts State Water Pollution Abatement Trust Water Pollution Abatement Revenue, Massachusetts
Water Resources Authority Program, Subordinate, Refunding, Series A, 5.75%, 8/01/29.	250,000	250,955
Massachusetts Water Resources Authority Revenue, General, Refunding, Series B, AGMC Insured, 5.25%,
8/01/28	5,490,000	6,814,133
Metropolitan Boston Transit Parking Corp. Systemwide Parking Revenue,
senior lien, 5.00%, 7/01/41	7,500,000	8,365,425
senior lien, Refunding, 5.25%, 7/01/36.	5,585,000	6,336,238
University of Massachusetts Building Authority Project Revenue,
Refunding, Senior Series 1, 5.00%, 11/01/44	4,000,000	4,465,440
Senior Series 1, 5.25%, 11/01/42	5,000,000	5,924,450
Worcester GO,
Assured Guaranty, 5.00%, 11/01/37	3,000,000	3,074,790
Municipal Purpose Loan, 3.25%, 11/01/25	3,370,000	3,472,987
Municipal Purpose Loan, 3.50%, 11/01/26	3,000,000	3,112,380
Total Municipal Bonds before Short Term Investments (Cost $444,553,305)		466,227,372

100 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Massachusetts Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Short Term Investments (Cost $1,500,000) 0.3%
Municipal Bonds 0.3%
Massachusetts 0.3%
[a] Massachusetts State GO, Consolidated Loan, Refunding, Series A, Daily VRDN and Put, 0.53%, 3/01/26	$1,500,000	$1,500,000
Total Investments (Cost $446,053,305) 99.4%		467,727,372
Other Assets, less Liabilities 0.6%		3,058,264
Net Assets 100.0%.		$470,785,636

See Abbreviations on page 132.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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The accompanying notes are an integral part of these financial statements. | Annual Report 101

Financial Highlights
Franklin New Jersey Tax-Free Income Fund
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.73	$11.95	$11.76	$12.62	$12.55
Income from investment operations[b]:
Net investment income[c]	0.44	0.46	0.47	0.46	0.47
Net realized and unrealized gains (losses)	(0.27)	(0.23)	0.20	(0.87)	0.06
Total from investment operations	0.17	0.23	0.67	(0.41)	0.53
Less distributions from net investment income	(0.45)	(0.45)	(0.48)	(0.45)	(0.46)
Net asset value, end of year.	$11.45	$11.73	$11.95	$11.76	$12.62

Total return[d]	1.44%	1.99%	5.75%	(3.22)%	4.31%

Ratios to average net assets
Expenses	0.65%	0.64%	0.64%	0.63%	0.63%
Net investment income	3.79%	3.96%	3.98%	3.88%	3.69%

Supplemental data
Net assets, end of year (000’s)	$742,824	$793,062	$893,018	$974,154	$1,281,242
Portfolio turnover rate	9.20%	5.24%	4.81%	9.73%	13.02%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

102 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin New Jersey Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.87	$12.09	$11.89	$12.76	$12.68
Income from investment operations[b]:
Net investment income[c]	0.38	0.40	0.41	0.40	0.40
Net realized and unrealized gains (losses)	(0.27)	(0.24)	0.20	(0.89)	0.07
Total from investment operations	0.11	0.16	0.61	(0.49)	0.47
Less distributions from net investment income	(0.38)	(0.38)	(0.41)	(0.38)	(0.39)
Net asset value, end of year.	$11.60	$11.87	$12.09	$11.89	$12.76

Total return[d]	0.95%	1.42%	5.20%	(3.80)%	3.77%

Ratios to average net assets
Expenses	1.20%	1.19%	1.19%	1.18%	1.18%
Net investment income	3.24%	3.41%	3.43%	3.33%	3.14%

Supplemental data
Net assets, end of year (000’s)	$217,952	$216,813	$231,740	$247,538	$331,573
Portfolio turnover rate	9.20%	5.24%	4.81%	9.73%	13.02%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin New Jersey Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.74	$11.96	$11.77	$12.63	$12.55
Income from investment operations[b]:
Net investment income[c]	0.46	0.47	0.49	0.47	0.48
Net realized and unrealized gains (losses)	(0.28)	(0.23)	0.19	(0.87)	0.08
Total from investment operations	0.18	0.24	0.68	(0.40)	0.56
Less distributions from net investment income	(0.46)	(0.46)	(0.49)	(0.46)	(0.48)
Net asset value, end of year.	$11.46	$11.74	$11.96	$11.77	$12.63

Total return	1.54%	2.10%	5.86%	(3.12)%	4.50%

Ratios to average net assets
Expenses	0.55%	0.54%	0.54%	0.53%	0.53%
Net investment income	3.89%	4.06%	4.08%	3.98%	3.79%

Supplemental data
Net assets, end of year (000’s)	$107,087	$91,175	$92,059	$63,162	$81,557
Portfolio turnover rate	9.20%	5.24%	4.81%	9.73%	13.02%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

104 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2017
Franklin New Jersey Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 97.3%
Delaware 0.6%
Delaware River and Bay Authority Revenue, Series A, 5.00%, 1/01/42	$6,000,000	$6,536,460
New Jersey 78.8%
Cape May County Industrial PCFA Revenue, Atlantic City Electric Co. Project, Refunding, Series A, NATL
Insured, 6.80%, 3/01/21	5,400,000	6,224,202
Cumberland County Improvement Authority Revenue, Technical High School Project, AGMC Insured,
5.00%, 9/01/39	2,000,000	2,235,380
Gloucester County Improvement Authority Revenue, Rowan University Business and Engineering School
Projects, Series C, 5.00%, 7/01/44	3,500,000	3,802,470
Hudson County Improvement Authority Lease Revenue,
County Secured, County Services Building Project, AGMC Insured, Pre-Refunded, 5.00%, 4/01/32	3,895,000	3,908,204
County Secured, Hudson County Vocational-Technical Schools Project, 5.00%, 5/01/46	6,000,000	6,750,000
Hudson County Improvement Authority Parking Revenue, County-Guaranteed, Harrison Parking Facility
Redevelopment Project, Series C, Assured Guaranty, 5.125%, 1/01/34	2,000,000	2,141,340
Middlesex County COP, Capital Appreciation, NATL Insured, zero cpn., 6/15/24	1,000,000	815,500
Middlesex County Improvement Authority Lease Revenue, County Guaranteed, Regional Educational
Services Commission Projects, Pre-Refunded, 5.25%, 12/15/33	3,000,000	3,228,090
Morristown Parking Authority Revenue,
Guaranteed Parking, NATL Insured, 5.00%, 8/01/30	1,815,000	1,848,087
Guaranteed Parking, NATL Insured, 5.00%, 8/01/33	2,630,000	2,676,367
New Brunswick Parking Authority Revenue,
City Guaranteed, Refunding, Series A, BAM Insured, 5.00%, 9/01/39	5,000,000	5,635,850
City Guaranteed, Refunding, Series B, AGMC Insured, 4.00%, 9/01/40.	5,350,000	5,451,704
New Jersey EDA,
GO Lease Revenue, Rutgers University, College Avenue Redevelopment Project, 5.00%, 6/15/38	5,000,000	5,602,000
GO Lease Revenue, Rutgers University, College Avenue Redevelopment Project, 5.00%, 6/15/46	7,500,000	8,357,400
New Jersey EDA Revenue,
Cigarette Tax, Refunding, 5.00%, 6/15/28	3,000,000	3,106,710
Cigarette Tax, Refunding, 5.00%, 6/15/29	1,000,000	1,031,270
Cigarette Tax, Refunding, Assured Guaranty, 5.00%, 6/15/22	10,000,000	11,219,200
Montclair State University Student Housing Project, Provident Group, Montclair Properties LLC,
Series A, 5.875%, 6/01/42	17,950,000	19,268,427
Motor Vehicle Surcharges, Series A, NATL Insured, 5.00%, 7/01/27	5,000,000	5,055,950
Motor Vehicle Surcharges, Series A, NATL Insured, 5.00%, 7/01/29	12,500,000	12,639,875
Motor Vehicle Surcharges, Series A, NATL Insured, 5.00%, 7/01/34	10,000,000	10,111,900
Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28	15,000,000	15,037,950
Provident Group, Rowan Properties LLC, Rowan University Student Housing Project, Series A,
5.00%, 1/01/48	7,000,000	7,266,210
Provident Group-Kean Properties LLC, Kean University Student Housing Project, Series A, 5.00%,
7/01/32	640,000	685,638
Provident Group-Kean Properties LLC, Kean University Student Housing Project, Series A, 5.00%,
7/01/37	600,000	631,374
Provident Group-Kean Properties LLC, Kean University Student Housing Project, Series A, 5.00%,
7/01/47	1,500,000	1,566,225
School Facilities Construction, Refunding, Series K, NATL Insured, 5.25%, 12/15/21	10,000,000	11,018,600
School Facilities Construction, Refunding, Series N-1, NATL Insured, 5.50%, 9/01/27	8,660,000	9,788,138
School Facilities Construction, Refunding, Series NN, 5.00%, 3/01/30	5,000,000	5,103,750
School Facilities Construction, Series NN, 5.00%, 3/01/28	5,000,000	5,172,550
School Facilities Construction, Series U, AMBAC Insured, Pre-Refunded, 5.00%, 9/01/37	5,000,000	5,105,450
School Facilities Construction, Series U, Pre-Refunded, 5.00%, 9/01/37	1,720,000	1,756,275
School Facilities Construction, Series WW, 5.00%, 6/15/37	4,760,000	4,778,850
School Facilities Construction, Series Y, Pre-Refunded, 5.00%, 9/01/33	6,000,000	6,359,760

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin New Jersey Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
New Jersey (continued)
New Jersey EDA Revenue, (continued)
School Facilities Construction, Series Z, Assured Guaranty, 5.50%, 12/15/34	$25,000	$26,376
School Facilities Construction, Series Z, Assured Guaranty, Pre-Refunded, 5.50%, 12/15/34.	2,975,000	3,211,543
New Jersey EDA Water Facilities Revenue,
New Jersey-American Water Co. Inc. Project, Refunding, Series A, 5.70%, 10/01/39	10,000,000	10,788,600
New Jersey-American Water Co. Inc. Project, Refunding, Series B, 5.00%, 10/01/39	8,750,000	9,265,637
New Jersey Health Care Facilities Financing Authority Revenue,
Atlantic Health System Hospital Corp. Issue, Pre-Refunded, 6.00%, 7/01/41	10,600,000	12,605,944
Atlantic Health System Hospital Corp. Issue, Refunding, 4.00%, 7/01/41	10,000,000	10,023,800
Atlantic Health System Hospital Corp. Issue, Refunding, Series A, 5.00%, 7/01/27	220,000	229,132
Atlantic Health System Hospital Corp. Issue, Series A, Pre-Refunded, 5.00%, 7/01/27	7,780,000	8,187,205
AtlantiCare Regional Medical Center Issue, Pre-Refunded, 5.00%, 7/01/25	4,605,000	4,669,056
AtlantiCare Regional Medical Center Issue, Pre-Refunded, 5.00%, 7/01/37	19,490,000	19,761,106
Barnabas Health Issue, Series A, Pre-Refunded, 5.625%, 7/01/32	5,500,000	6,454,690
Barnabas Health Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/44	15,530,000	16,742,272
Hackensack University Medical Center, Refunding, Assured Guaranty, 5.25%, 1/01/31	5,000,000	5,148,950
Hackensack University Medical Center, Refunding, Assured Guaranty, 5.25%, 1/01/36	5,000,000	5,126,350
Hunterdon Medical Center Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/45	2,650,000	2,879,861
Inspira Health Obligated Group, Refunding, Series A, 5.00%, 7/01/46.	18,500,000	20,122,820
Meridian Health System Obligated Group Issue, Refunding, 5.00%, 7/01/27	2,500,000	2,803,250
Meridian Health System Obligated Group Issue, Tranche I, Assured Guaranty, 5.00%, 7/01/38	9,465,000	9,827,320
Meridian Health System Obligated Group Issue, Tranche II, Assured Guaranty, 5.00%, 7/01/38	13,265,000	13,772,784
Robert Wood Johnson University Hospital Issue, Series A, 5.00%, 7/01/43	3,650,000	4,005,948
Robert Wood Johnson University Hospital Issue, Series A, 5.50%, 7/01/43	4,000,000	4,467,200
RWJ Barnabas Health Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/43	15,000,000	16,328,100
St. Luke’s Warren Hospital Obligated Group Issue, Refunding, 5.00%, 8/15/31	2,935,000	3,204,873
St. Luke’s Warren Hospital Obligated Group Issue, Refunding, 5.00%, 8/15/34	1,500,000	1,619,895
St. Peter’s University Hospital Obligated Group Issue, Refunding, 6.00%, 7/01/26	1,000,000	1,071,710
St. Peter’s University Hospital Obligated Group Issue, Refunding, 6.25%, 7/01/35	3,400,000	3,632,730
Virtua Health Issue, Series A, Assured Guaranty, 5.50%, 7/01/38.	10,000,000	10,754,000
New Jersey Health Care Facilities Financing Authority State Contract Revenue,
Hospital Asset Transformation Program, Series A, 5.75%, 10/01/31	10,000,000	10,697,600
Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	11,555,000	11,934,351
Hospital Asset Transformation Program, Series A, Pre-Refunded, 5.25%, 10/01/38	3,445,000	3,678,674
New Jersey Housing and Mortgage Finance Agency, SFHR, Series AA, 6.50%, 10/01/38	425,000	426,713
New Jersey Institute of Technology GO,
Series A, 5.00%, 7/01/42.	7,000,000	7,742,420
Series A, 5.00%, 7/01/45.	6,000,000	6,531,900
New Jersey State COP, Equipment Lease Purchase Agreement, Series A, Pre-Refunded, 5.25%, 6/15/29.	1,000,000	1,093,070
New Jersey State Educational Facilities Authority Revenue,
The College of New Jersey Issue, Refunding, Series F, 4.00%, 7/01/35	1,850,000	1,881,672
The College of New Jersey Issue, Series D, AGMC Insured, Pre-Refunded, 5.00%, 7/01/28	5,940,000	6,259,037
The College of New Jersey Issue, Series D, AGMC Insured, Pre-Refunded, 5.00%, 7/01/35	11,000,000	11,590,810
Kean University, Refunding, Series H, AGMC Insured, 5.00%, 7/01/34	2,205,000	2,420,318
Kean University, Refunding, Series H, AGMC Insured, 5.00%, 7/01/35	5,000,000	5,469,450
Kean University Issue, Refunding, Series A, 5.50%, 9/01/36	8,500,000	9,076,725
Kean University Issue, Series D, AGMC Insured, Pre-Refunded, 5.00%, 7/01/39	1,000,000	1,014,080
Kean University Issue, Series D, NATL Insured, Pre-Refunded, 5.00%, 7/01/39	4,695,000	4,761,106
Montclair State University Issue, Refunding, Series A, 5.00%, 7/01/44	10,415,000	11,416,611
Montclair State University Issue, Refunding, Series D, 5.00%, 7/01/35	2,245,000	2,498,348
Montclair State University Issue, Refunding, Series D, 5.00%, 7/01/36	1,210,000	1,342,846
Montclair State University Issue, Series A, 5.00%, 7/01/39	5,000,000	5,497,800

106 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin New Jersey Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
New Jersey (continued)
New Jersey State Educational Facilities Authority Revenue, (continued)
Montclair State University Issue, Series J, Pre-Refunded, 5.25%, 7/01/38	$2,000,000	$2,114,000
Princeton University, Refunding, Series B, 5.00%, 7/01/44	15,000,000	17,247,000
Princeton University, Refunding, Series E, 5.00%, 7/01/33.	5,000,000	5,061,050
Princeton University, Series B, 5.00%, 7/01/39	15,000,000	16,783,500
Princeton University, Series B, 4.375%, 7/01/41	10,000,000	10,650,000
Ramapo College of New Jersey Issue, Series B, 5.00%, 7/01/37	1,000,000	1,093,120
Ramapo College of New Jersey Issue, Series B, 5.00%, 7/01/42	1,000,000	1,088,000
The Richard Stockton College of New Jersey Issue, Series A, Pre-Refunded, 5.375%, 7/01/38	5,000,000	5,293,200
Seton Hall University Issue, Refunding, Series C, 5.00%, 7/01/34	400,000	441,480
Seton Hall University Issue, Refunding, Series C, 5.00%, 7/01/37	1,300,000	1,421,082
Seton Hall University Issue, Series E, Pre-Refunded, 6.25%, 7/01/37	5,000,000	5,592,550
Stevens Institute of Technology Issue, Refunding, Series A, 5.00%, 7/01/34	4,750,000	4,795,173
Stevens Institute of Technology Issue, Refunding, Series I, 5.00%, 7/01/18	215,000	215,619
Stevens Institute of Technology Issue, Refunding, Series I, 5.00%, 7/01/28	865,000	867,448
Stevens Institute of Technology Issue, Series I, ETM, 5.00%, 7/01/18.	190,000	195,406
Stevens Institute of Technology Issue, Series I, ETM, 5.00%, 7/01/28.	710,000	781,767
The William Paterson University of New Jersey Issue, Refunding, Series C, Assured Guaranty,
5.00%, 7/01/38	395,000	408,699
The William Paterson University of New Jersey Issue, Refunding, Series E, BAM Insured, 5.00%,
7/01/33	1,250,000	1,371,963
The William Paterson University of New Jersey Issue, Refunding, Series E, BAM Insured, 5.00%,
7/01/34	1,340,000	1,464,124
The William Paterson University of New Jersey Issue, Refunding, Series E, BAM Insured, 5.00%,
7/01/35	1,520,000	1,648,379
The William Paterson University of New Jersey Issue, Series C, Assured Guaranty, Pre-Refunded,
5.00%, 7/01/38	5,105,000	5,379,190
New Jersey State Higher Education Assistance Authority Student Loan Revenue,
Refunding, Series 1, 5.875%, 12/01/33	2,140,000	2,327,100
Refunding, Series 1A, 5.00%, 12/01/25	2,575,000	2,709,595
Refunding, Series 1A, 5.00%, 12/01/26	1,240,000	1,295,812
Refunding, Series 1A, 5.125%, 12/01/27	3,075,000	3,216,819
Refunding, Series 1A, 5.25%, 12/01/28	3,070,000	3,218,281
Series 2, 5.00%, 12/01/26	1,230,000	1,313,308
Series 2, 5.00%, 12/01/27	895,000	950,409
Series 2, 5.00%, 12/01/28	910,000	964,682
Series 2, 5.00%, 12/01/30	1,500,000	1,586,340
Series 2, 5.00%, 12/01/36	1,000,000	1,050,370
Series A, 5.625%, 6/01/30	14,500,000	15,591,125
Series A, Assured Guaranty, 6.125%, 6/01/30	6,025,000	6,248,467
New Jersey State Housing and Mortgage Finance Agency MFHR, Series I, 5.75%, 11/01/38	2,490,000	2,529,740
New Jersey State Transportation Trust Fund Authority Revenue,
Transportation Program, Series AA, 5.25%, 6/15/31	11,500,000	11,903,075
Transportation System, Capital Appreciation, Series A, zero cpn., 12/15/29	5,000,000	2,639,650
Transportation System, Capital Appreciation, Series A, zero cpn., 12/15/32	10,000,000	4,420,200
Transportation System, Capital Appreciation, Series C, AGMC Insured, zero cpn., 12/15/33	10,000,000	4,548,000
Transportation System, Series A, 6.00%, 12/15/38	16,110,000	17,139,107
Transportation System, Series A, 5.50%, 6/15/41	5,000,000	5,133,650
Transportation System, Series A, AGMC Insured, 5.00%, 12/15/34	15,000,000	15,302,700
Transportation System, Series A, AMBAC Insured, 5.00%, 12/15/32	10,000,000	10,162,600
Transportation System, Series A, Pre-Refunded, 6.00%, 12/15/38	8,890,000	9,683,521
Transportation System, Series B, 5.00%, 6/15/42	7,000,000	6,999,440

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin New Jersey Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
New Jersey (continued)
New Jersey State Turnpike Authority Revenue,
Turnpike, Refunding, Series I, 5.00%, 1/01/35	$5,000,000	$5,358,850
Turnpike, Series E, 5.25%, 1/01/40	30,000,000	31,818,600
Turnpike, Series H, 5.00%, 1/01/36.	14,000,000	14,817,180
North Hudson Sewerage Authority Gross Revenue, Lease Certificates, Refunding, Series A, 5.00%,
6/01/42	17,800,000	19,560,242
Passaic County Improvement Authority Parking Facilities Revenue, 200 Hospital Plaza Corp. Project,
5.00%, 5/01/42	3,200,000	3,516,096
Rutgers State University GO,
Series F, Pre-Refunded, 5.00%, 5/01/39	20,000,000	21,705,800
Series L, 5.00%, 5/01/43	12,000,000	13,311,960
Salem County PCFA, PCR, Atlantic City Electric Co. Project, Refunding, Series A, 4.875%, 6/01/29	5,000,000	5,305,550
Sussex County Municipal Utilities Authority Wastewater Facilities Revenue,
Capital Appreciation, Series B, AGMC Insured, Pre-Refunded, zero cpn., 12/01/35	2,815,000	1,095,232
Capital Appreciation, Series B, AGMC Insured, Pre-Refunded, zero cpn., 12/01/36	2,810,000	1,029,949
Capital Appreciation, Series B, AGMC Insured, Pre-Refunded, zero cpn., 12/01/37	2,815,000	973,399
Capital Appreciation, Series B, AGMC Insured, Pre-Refunded, zero cpn., 12/01/38	2,810,000	914,739
		841,699,717
New York 10.0%
Port Authority of New York and New Jersey Revenue,
Consolidated, One Hundred Fifty-Third Series, Refunding, 5.00%, 7/15/38	8,850,000	9,268,516
Consolidated, One Hundred Forty-Eighth Series, AGMC Insured, 5.00%, 8/15/34	10,000,000	10,187,300
Consolidated, One Hundred Forty-Eighth Series, AGMC Insured, 5.00%, 8/15/37	5,000,000	5,093,650
Consolidated, One Hundred Forty-Ninth Series, 5.00%, 11/15/31.	10,000,000	10,268,900
Consolidated, One Hundred Sixty-First Series, 5.00%, 10/15/33	10,000,000	10,951,400
Consolidated, Refunding, One Hundred Seventy-First Series, 5.00%, 7/15/30	12,200,000	13,840,412
Consolidated, Refunding, One Hundred Seventy-Ninth Series, 5.00%, 12/01/38	15,000,000	17,123,550
Consolidated, Refunding, One Hundred Sixtieth Series, 5.00%, 9/15/36	15,000,000	16,359,000
Consolidated, Refunding, One Hundred Sixty-Sixth Series, 5.25%, 7/15/36	5,000,000	5,615,500
Port Authority of New York and New Jersey Special Project Revenue, JFK International Air Terminal LLC
Project, NATL Insured, 5.75%, 12/01/22	8,000,000	8,165,840
		106,874,068
Pennsylvania 4.3%
Delaware River Joint Toll Bridge Commission Bridge Revenue, Series A, NATL Insured, Pre-Refunded,
5.00%, 7/01/35	5,000,000	5,071,200
[a] Delaware River Joint Toll Bridge Commission Revenue, Bridge System, 5.00%, 7/01/42.	12,500,000	14,101,250
Delaware River Port Authority Revenue,
5.00%, 1/01/37	10,000,000	11,005,500
Series E, 5.00%, 1/01/35.	14,000,000	15,116,640
		45,294,590

U.S. Territories 3.6%
Puerto Rico 3.6%
Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.50%, 7/01/38	16,620,000	10,844,550
Series XX, 5.25%, 7/01/40	3,125,000	2,039,063

108 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin New Jersey Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Sales Tax FICO Sales Tax Revenue,
First Subordinate, Series A, 5.75%, 8/01/37	$10,000,000	$4,950,000
First Subordinate, Series A, 6.00%, 8/01/42	30,000,000	15,450,000
First Subordinate, Series C, 5.50%, 8/01/40	10,000,000	4,875,000
		38,158,613
Total Municipal Bonds before Short Term Investments (Cost $1,027,199,598)		1,038,563,448

Short Term Investments 1.6%
Municipal Bonds 1.6%
New Jersey 1.6%
[b] New Jersey Health Care Facilities Financing Authority Revenue,
Virtua Health, Series B, Daily VRDN and Put, 0.34%, 7/01/43	5,200,000	5,200,000
Virtua Health, Series C, Daily VRDN and Put, 0.34%, 7/01/43	12,400,000	12,400,000
Total Short Term Investments (Cost $17,600,000)		17,600,000
Total Investments (Cost $1,044,799,598) 98.9%		1,056,163,448
Other Assets, less Liabilities 1.1%.		11,699,645
Net Assets 100.0%		$1,067,863,093

See Abbreviations on page 132.

aSecurity purchased on a when-issued basis. See Note 1(b).
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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The accompanying notes are an integral part of these financial statements. | Annual Report 109

FRANKLIN TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities
February 28, 2017

	Franklin Federal	Franklin Federal	Franklin	Franklin
	Intermediate-Term	Limited-Term	High Yield	Massachusetts
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$4,147,406,965	$1,087,495,476	$7,406,359,538	$446,053,305
Value	$4,305,752,170	$1,092,609,849	$7,893,206,152	$467,727,372
Cash	46,651	7,292,328	217,446	70,011
Receivables:
Capital shares sold	7,786,144	2,075,029	10,464,431	336,473
Interest	45,506,945	7,262,137	96,935,278	4,612,829
Other assets	4,326	1,122	7,946	471
Total assets.	4,359,096,236	1,109,240,465	8,000,831,253	472,747,156
Liabilities:
Payables:
Investment securities purchased	4,372,777	—	4,577,915	—
Capital shares redeemed	9,670,071	1,361,316	32,565,609	1,425,466
Management fees	1,646,651	336,314	2,996,616	197,380
Distribution fees.	361,950	94,273	895,453	58,996
Transfer agent fees	617,443	92,175	851,735	34,872
Distributions to shareholders	1,243,702	186,669	3,868,877	221,275
Accrued expenses and other liabilities	210,771	60,796	340,086	23,531
Total liabilities	18,123,365	2,131,543	46,096,291	1,961,520
Net assets, at value	$4,340,972,871	$1,107,108,922	$7,954,734,962	$470,785,636
Net assets consist of:
Paid-in capital	$4,241,286,511	$1,101,624,242	$8,094,005,002	$467,385,481
Undistributed net investment income	3,313,068	1,784,700	29,577,709	513,568
Net unrealized appreciation (depreciation)	158,345,205	5,114,373	486,846,614	21,674,067
Accumulated net realized gain (loss)	(61,971,913)	(1,414,393)	(655,694,363)	(18,787,480)
Net assets, at value	$4,340,972,871	$1,107,108,922	$7,954,734,962	$470,785,636

110 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

Statements of Assets and Liabilities (continued)
February 28, 2017

	Franklin Federal	Franklin Federal	Franklin	Franklin
	Intermediate-Term	Limited-Term	High Yield	Massachusetts
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Class A:
Net assets, at value	$1,929,082,613	$810,811,376	$5,030,900,900	$375,435,085
Shares outstanding	159,339,966	78,154,995	490,648,512	32,274,542
Net asset value per share[a]	$12.11	$10.37	$10.25	$11.63
Maximum offering price per share (net asset value
per share ÷ 97.75%, 97.75%, 95.75% and 95.75%,
respectively)	$12.39	$10.61	$10.70	$12.15
Class C:
Net assets, at value	$425,648,997		$1,025,186,078	$60,441,242
Shares outstanding	35,059,330		98,176,502	5,136,568
Net asset value and maximum offering price per
share[a]	$12.14		$10.44	$11.77
Advisor Class:
Net assets, at value	$1,986,241,261	$296,297,546	$1,898,647,984	$34,909,309
Shares outstanding	163,685,460	28,576,481	184,397,384	3,000,813
Net asset value and maximum offering price per
share	$12.13	$10.37	$10.30	$11.63

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 111

FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
February 28, 2017

Franklin
New Jersey
Tax-Free
Income Fund
Assets:
Investments in securities:
Cost	$1,044,799,598
Value.	$1,056,163,448
Cash.	16,611,866
Receivables:
Capital shares sold	916,238
Interest	11,260,329
Other assets	1,067
Total assets	1,084,952,948
Liabilities:
Payables:
Investment securities purchased	13,952,500
Capital shares redeemed	1,893,360
Management fees	420,575
Distribution fees	165,671
Transfer agent fees	88,527
Distributions to shareholders	518,790
Accrued expenses and other liabilities.	50,432
Total liabilities	17,089,855
Net assets, at value	$1,067,863,093
Net assets consist of:
Paid-in capital	$1,107,113,468
Undistributed net investment income	3,231,820
Net unrealized appreciation (depreciation)	11,363,850
Accumulated net realized gain (loss)	(53,846,045)
Net assets, at value	$1,067,863,093
Class A:
Net assets, at value	$742,824,167
Shares outstanding.	64,850,081
Net asset value per share[a]	$11.45
Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.96
Class C:
Net assets, at value	$217,952,080
Shares outstanding.	18,788,579
Net asset value and maximum offering price per share[a]	$11.60
Advisor Class:
Net assets, at value	$107,086,846
Shares outstanding.	9,342,195
Net asset value and maximum offering price per share	$11.46

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

112 Annual Report | The accompanying notes are an integral part of these financial statements.

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Statements of Operations
for the year ended February 28, 2017

	Franklin Federal	Franklin Federal	Franklin	Franklin
	Intermediate-Term	Limited-Term	High Yield	Massachusetts
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$141,885,354	$16,003,135	$418,398,215	$18,616,125
Expenses:
Management fees (Note 3a)	20,522,042	5,177,815	37,645,668	2,396,319
Distribution fees: (Note 3c)
Class A	2,048,723	1,255,799	5,265,010	398,256
Class C	2,999,039	—	7,040,246	402,258
Transfer agent fees: (Note 3e)
Class A	1,652,497	405,478	2,998,688	160,643
Class C	371,503	—	616,840	24,944
Advisor Class	1,616,061	124,010	1,141,776	6,630
Custodian fees	36,907	9,075	69,319	3,968
Reports to shareholders	318,202	54,373	416,985	20,450
Registration and filing fees	250,880	97,314	347,584	33,484
Professional fees	81,916	43,652	848,781	40,659
Trustees’ fees and expenses	24,121	5,836	44,843	2,540
Other.	231,163	100,982	997,695	36,056
Total expenses	30,153,054	7,274,334	57,433,435	3,526,207
Expenses waived/paid by affiliates (Note 3f)	—	(758,292)	—	—
Net expenses	30,153,054	6,516,042	57,433,435	3,526,207
Net investment income	111,732,300	9,487,093	360,964,780	15,089,918
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(6,891,021)	(229,300)	(23,675,164)	5,351
Net change in unrealized appreciation (depreciation)
on investments	(138,812,381)	(7,716,027)	(243,817,709)	(12,365,172)
Net realized and unrealized gain (loss)	(145,703,402)	(7,945,327)	(267,492,873)	(12,359,821)
Net increase (decrease) in net assets resulting from
operations	$(33,971,102)	$1,541,766	$93,471,907	$2,730,097

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Operations (continued)
for the year ended February 28, 2017

Franklin
New Jersey
Tax-Free
Income Fund
Investment income:
Interest	$49,076,318
Expenses:
Management fees (Note 3a)	5,216,818
Distribution fees: (Note 3c)
Class A	784,158
Class C	1,443,708
Transfer agent fees: (Note 3e)
Class A	363,687
Class C	103,015
Advisor Class	45,876
Custodian fees	9,045
Reports to shareholders	49,057
Registration and filing fees	23,970
Professional fees.	121,955
Trustees’ fees and expenses.	5,909
Other	72,805
Total expenses	8,240,003
Net investment income	40,836,315
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	142,422
Net change in unrealized appreciation (depreciation) on investments	(25,834,938)
Net realized and unrealized gain (loss)	(25,692,516)
Net increase (decrease) in net assets resulting from operations	$15,143,799

114 Annual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Federal
	Intermediate-Term		Franklin Federal Limited-Term
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2017	2016 [a]	2017	2016 [a]
Increase (decrease) in net assets:
Operations:
Net investment income	$111,732,300	$113,873,312	$9,487,093	$10,758,399
Net realized gain (loss)	(6,891,021)	(2,278,217)	(229,300)	74,025
Net change in unrealized appreciation (depreciation)	(138,812,381)	16,291,244	(7,716,027)	(2,718,864)
Net increase (decrease) in net assets resulting
from operations	(33,971,102)	127,886,339	1,541,766	8,113,560
Distributions to shareholders from:
Net investment income:
Class A	(50,473,627)	(47,169,608)	(6,759,704)	(7,790,111)
Class C	(8,745,487)	(8,814,361)	—	—
Advisor Class	(51,215,641)	(56,679,510)	(2,444,446)	(2,405,664)
Total distributions to shareholders	(110,434,755)	(112,663,479)	(9,204,150)	(10,195,775)
Capital share transactions: (Note 2)
Class A	(22,092,610)	179,897,117	(70,013,052)	(2,126,114)
Class C	(29,119,106)	10,668,862	—	—
Advisor Class	29,809,308	(269,383,296)	58,463,383	8,545,517
Total capital share transactions	(21,402,408)	(78,817,317)	(11,549,669)	6,419,403
Net increase (decrease) in net assets	(165,808,265)	(63,594,457)	(19,212,053)	4,337,188
Net assets:
Beginning of year	4,506,781,136	4,570,375,593	1,126,320,975	1,121,983,787
End of year	$4,340,972,871	$4,506,781,136	$1,107,108,922	$1,126,320,975
Undistributed net investment income included in net assets:
End of year	$3,313,068	$2,104,144	$1,784,700	$1,501,982

aFor the year ended February 29.

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin High Yield		Franklin Massachusetts
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2017	2016 [a]	2017	2016 [a]
Increase (decrease) in net assets:
Operations:
Net investment income	$360,964,780	$357,292,302	$15,089,918	$16,056,354
Net realized gain (loss)	(23,675,164)	(38,316,887)	5,351	338,321
Net change in unrealized appreciation (depreciation)	(243,817,709)	(53,952,945)	(12,365,172)	(289,219)
Net increase (decrease) in net assets resulting from
operations	93,471,907	265,022,470	2,730,097	16,105,456
Distributions to shareholders from:
Net investment income:
Class A	(225,087,572)	(218,087,072)	(12,958,046)	(13,860,870)
Class C	(39,420,525)	(39,039,631)	(1,642,419)	(1,716,434)
Advisor Class	(87,452,886)	(97,239,765)	(552,641)	(385,731)
Total distributions to shareholders	(351,960,983)	(354,366,468)	(15,153,106)	(15,963,035)
Capital share transactions: (Note 2)
Class A	77,573,432	(72,531,921)	(14,369,915)	(38,904,510)
Class C	(4,569,990)	(27,618,729)	188,116	(1,096,623)
Advisor Class	(207,660,826)	(2,692,151)	22,740,465	2,315,687
Total capital share transactions	(134,657,384)	(102,842,801)	8,558,666	(37,685,446)
Net increase (decrease) in net assets	(393,146,460)	(192,186,799)	(3,864,343)	(37,543,025)
Net assets:
Beginning of year	8,347,881,422	8,540,068,221	474,649,979	512,193,004
End of year.	$7,954,734,962	$8,347,881,422	$470,785,636	$474,649,979
Undistributed net investment income included in net assets:
End of year.	$29,577,709	$20,996,656	$513,568	$584,097

aFor the year ended February 29.

116 Annual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin New Jersey
	Tax-Free Income Fund
	Year Ended February 28,
	2017	2016 [a]
Increase (decrease) in net assets:
Operations:
Net investment income	$40,836,315	$44,206,460
Net realized gain (loss)	142,422	(3,675,385)
Net change in unrealized appreciation (depreciation)	(25,834,938)	(20,923,616)
Net increase (decrease) in net assets resulting from operations	15,143,799	19,607,459
Distributions to shareholders from:
Net investment income:
Class A	(30,243,264)	(32,144,624)
Class C	(7,217,010)	(7,171,730)
Advisor Class.	(3,904,866)	(3,508,026)
Total distributions to shareholders	(41,365,140)	(42,824,380)
Capital share transactions: (Note 2)
Class A	(31,889,428)	(82,826,801)
Class C	6,466,214	(10,574,022)
Advisor Class.	18,458,443	849,196
Total capital share transactions	(6,964,771)	(92,551,627)
Net increase (decrease) in net assets	(33,186,112)	(115,768,548)
Net assets:
Beginning of year	1,101,049,205	1,216,817,753
End of year	$1,067,863,093	$1,101,049,205
Undistributed net investment income included in net assets:
End of year	$3,231,820	$3,771,142

aFor the year ended February 29.

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FRANKLIN TAX-FREE TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of twenty-two separate funds, five of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A & Advisor Class
Franklin Federal Limited-Term Tax-Free Income Fund
Class A, Class C & Advisor Class
Franklin Federal Intermediate-Term Tax-Free Income Fund
Franklin High Yield Tax-Free Income Fund
Franklin Massachusetts Tax-Free Income Fund
Franklin New Jersey Tax-Free Income Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

Certain or all Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally

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NOTES TO FINANCIAL STATEMENTS

purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 28, 2017, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At February 28, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Federal
	Intermediate-Term		Franklin Federal Limited-Term
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2017
Shares sold	38,289,747	$472,525,956	23,057,263	$239,197,631
Shares issued in reinvestment of distributions	3,784,165	46,770,260	595,373	6,190,350
Shares redeemed	(44,205,794)	(541,388,826)	(30,359,342)	(315,401,033)
Net increase (decrease)	(2,131,882)	$(22,092,610)	(6,706,706)	$(70,013,052)
Year ended February 29, 2016
Shares sold	38,456,115	$475,670,079	22,312,373	$232,724,844
Shares issued in reinvestment of distributions	3,464,194	42,833,693	667,629	6,966,464
Shares redeemed	(27,415,344)	(338,606,655)	(23,173,503)	(241,817,422)
Net increase (decrease)	14,504,965	$179,897,117	(193,501)	$(2,126,114)
Class C Shares:
Year ended February 28, 2017
Shares sold	5,554,201	$68,930,265
Shares issued in reinvestment of distributions	596,489	7,393,393
Shares redeemed	(8,553,385)	(105,442,764)
Net increase (decrease)	(2,402,695)	$(29,119,106)
Year ended February 29, 2016
Shares sold	7,227,445	$89,705,753
Shares issued in reinvestment of distributions	592,336	7,341,909
Shares redeemed	(6,976,367)	(86,378,800)
Net increase (decrease)	843,414	$10,668,862
Advisor Class Shares:
Year ended February 28, 2017
Shares sold	53,941,075	$666,134,370	13,042,037	$135,264,338
Shares issued in reinvestment of distributions	3,362,680	41,665,299	79,269	823,331
Shares redeemed	(54,907,619)	(677,990,361)	(7,480,163)	(77,624,286)
Net increase (decrease)	2,396,136	$29,809,308	5,641,143	$58,463,383
Year ended February 29, 2016
Shares sold	45,206,591	$559,554,703	6,687,709	$69,751,468
Shares issued in reinvestment of distributions	3,831,124	47,429,828	70,584	736,184
Shares redeemed	(71,108,333)	(876,367,827)	(5,938,429)	(61,942,135)
Net increase (decrease)	(22,070,618)	$(269,383,296)	819,864	$8,545,517

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	Franklin High Yield		Franklin Massachusetts
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2017
Shares sold	67,462,588	$704,913,793	4,147,699	$49,067,816
Shares issued in reinvestment of distributions	18,968,730	200,305,510	893,150	10,624,768
Shares issued on reorganization (Note 8)	10,820,997	123,762,243	—	—
Shares redeemed	(90,689,443)	(951,408,114)	(6,284,781)	(74,062,499)
Net increase (decrease)	6,562,872	$77,573,432	(1,243,932)	$(14,369,915)
Year ended February 29, 2016
Shares sold	49,670,254	$522,229,483	2,427,547	$28,726,883
Shares issued in reinvestment of distributions	18,054,585	189,390,359	957,105	11,315,207
Shares redeemed	(74,834,582)	(784,151,763)	(6,675,305)	(78,946,600)
Net increase (decrease)	(7,109,743)	$(72,531,921)	(3,290,653)	$(38,904,510)
Class C Shares:
Year ended February 28, 2017
Shares sold	11,603,148	$123,635,212	727,903	$8,769,583
Shares issued in reinvestment of distributions	3,191,076	34,300,844	117,593	1,414,781
Shares issued on reorganization (Note 8)	2,131,065	24,808,421	—	—
Shares redeemed	(17,528,712)	(187,314,467)	(831,137)	(9,996,248)
Net increase (decrease)	(603,423)	$(4,569,990)	14,359	$188,116
Year ended February 29, 2016
Shares sold	10,147,620	$108,513,504	408,355	$4,893,623
Shares issued in reinvestment of distributions	3,132,428	33,421,099	121,269	1,449,313
Shares redeemed	(15,902,086)	(169,553,332)	(623,098)	(7,439,559)
Net increase (decrease)	(2,622,038)	$(27,618,729)	(93,474)	$(1,096,623)
Advisor Class Shares:
Year ended February 28, 2017
Shares sold	73,829,408	$775,219,149	2,279,027	$26,671,706
Shares issued in reinvestment of distributions	6,812,943	72,279,592	35,321	419,032
Shares issued on reorganization (Note 8)	135,594	1,558,108	—	—
Shares redeemed	(100,560,064)	(1,056,717,675)	(370,056)	(4,350,273)
Net increase (decrease)	(19,782,119)	$(207,660,826)	1,944,292	$22,740,465
Year ended February 29, 2016
Shares sold	82,594,797	$872,243,238	358,870	$4,241,432
Shares issued in reinvestment of distributions	7,906,085	83,241,460	26,166	309,364
Shares redeemed	(91,083,749)	(958,176,849)	(189,972)	(2,235,109)
Net increase (decrease)	(582,867)	$(2,692,151)	195,064	$2,315,687

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

	Franklin New Jersey
	Tax-Free Income Fund
	Shares	Amount
Class A Shares:
Year ended February 28, 2017
Shares sold	7,545,672	$88,084,612
Shares issued in reinvestment of distributions	2,174,182	25,432,571
Shares redeemed	(12,490,241)	(145,406,611)
Net increase (decrease)	(2,770,387)	$(31,889,428)
Year ended February 29, 2016
Shares sold	4,616,224	$54,212,629
Shares issued in reinvestment of distributions	2,269,331	26,538,143
Shares redeemed	(13,981,234)	(163,577,573)
Net increase (decrease)	(7,095,679)	$(82,826,801)
Class C Shares:
Year ended February 28, 2017
Shares sold	3,030,329	$36,020,383
Shares issued in reinvestment of distributions	508,134	6,017,473
Shares redeemed	(3,014,837)	(35,571,642)
Net increase (decrease)	523,626	$6,466,214
Year ended February 29, 2016
Shares sold	1,711,144	$20,314,787
Shares issued in reinvestment of distributions	492,752	5,830,167
Shares redeemed	(3,102,965)	(36,718,976)
Net increase (decrease)	(899,069)	$(10,574,022)
Advisor Class Shares:
Year ended February 28, 2017
Shares sold	4,274,428	$49,644,523
Shares issued in reinvestment of distributions	278,161	3,255,153
Shares redeemed	(2,979,644)	(34,441,233)
Net increase (decrease)	1,572,945	$18,458,443
Year ended February 29, 2016
Shares sold	1,895,710	$22,209,670
Shares issued in reinvestment of distributions	246,341	2,882,109
Shares redeemed	(2,070,455)	(24,242,583)
Net increase (decrease)	71,596	$849,196

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3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Funds, except Franklin Federal Limited-Term Tax-Free Income Fund, pay an investment management fee to Advisers based on the month-end net assets of each of the Funds and Franklin Federal Limited-Term Tax-Free Income Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended February 28, 2017, each Fund’s effective investment management fee rate based on daily average net assets was as follows:

Franklin Federal	Franklin Federal	Franklin
Intermediate-Term	Limited-Term	High Yield
Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund

0.454%	0.473%	0.450%

	Franklin	Franklin
Massachusetts		New Jersey
	Tax-Free	Tax-Free
Income Fund	Income Fund

	0.502%	0.472%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

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3.	Transactions with Affiliates (continued)
c.	Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Federal	Franklin Federal	Franklin
	Intermediate-Term	Limited-Term	High Yield
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Reimbursement Plans:
Class A	0.10%	0.15%	0.10%
Compensation Plans:
Class C	0.65%	—	0.65%

		Franklin	Franklin
		Massachusetts	New Jersey
		Tax-Free	Tax-Free
		Income Fund	Income Fund

Reimbursement Plans:
Class A		0.10%	0.10%
Compensation Plans:
Class C		0.65%	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin Federal	Franklin Federal	Franklin
	Intermediate-Term	Limited-Term	High Yield
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Sales charges retained net of commissions paid
to unaffiliated brokers/dealers	$359,481	$96,311	$1,355,623
CDSC retained	$62,532	$27,678	$86,224

	Franklin	Franklin
	Massachusetts	New Jersey
	Tax-Free	Tax-Free
	Income Fund	Income Fund

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$63,058	$161,248
CDSC retained	$6,437	$17,599

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e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended February 28, 2017, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Federal	Franklin Federal	Franklin
	Intermediate-Term	Limited-Term	High Yield
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Transfer agent fees	$850,235	$137,923	$1,400,472

	Franklin	Franklin
	Massachusetts	New Jersey
	Tax-Free	Tax-Free
	Income Fund	Income Fund

Transfer agent fees	$75,472	$189,936

f. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by Franklin Federal Limited-Term Tax-Free Income Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.48%, based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until June 30, 2017. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

g. Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. Purchases and sales for the year ended February 28, 2017, were as follows:

	Franklin Federal	Franklin Federal	Franklin	Franklin
	Intermediate-Term	Limited-Term	High Yield	Massachusetts
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Purchases	$150,685,000	$76,200,000	$105,945,505	$400,000
Sales.	$95,835,000	$67,515,000	$190,718,130	$1,100,000

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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4. Income Taxes (continued)

At February 28, 2017, the capital loss carryforwards were as follows:

	Franklin
	Federal	Franklin	Franklin
	Intermediate-	Federal	High Yield
	Term Tax-	Limited-Term	Tax-Free
	Free Income	Tax-Free	Income
	Fund	Income Fund	Fund
Capital loss carryforwards subject to expiration:
2018	$223,211	$567	$56,142,304
2019	1,793,931	—	1,436,742
Capital loss carryforwards not subject to expiration:
Short term	39,686,539	—	166,565,444
Long term	20,268,231	1,413,826	415,718,735
Total capital loss carryforwards	$61,971,912	$1,414,393	$639,863,225	[a]

	Franklin	Franklin
	Massachusetts	New Jersey
	Tax-Free	Tax-Free
	Income Fund	Income Fund
Capital loss carryforwards not subject to expiration:
Short term	$8,102,716	$10,977,686
Long term	10,684,763	42,164,405
Total capital loss carryforwards	$18,787,479	$53,142,091

aIncludes $100,550,887 from the merged Franklin Double Tax-Free Income Fund, which may be carried over to offset future capital gains, subject to certain limitations.

During the year ended February 28, 2017, the Funds utilized capital loss carryforwards as follows:

Franklin	Franklin
Massachusetts	New Jersey
Tax-Free	Tax-Free
Income Fund	Income Fund

$ 12,692	$ 152,919

On February 28, 2017, the following funds had expired capital loss carryforwards, which were reclassified to paid-in capital.

Franklin	Franklin
Federal	High Yield
Intermediate-	Tax-Free
Term Tax-Free	Income
Income Fund	Fund

$6,237,620	$15,478,643

The tax character of distributions paid during the years ended February 28, 2017 and February 29, 2016 was as follows:

	Franklin Federal
	Intermediate-Term		Franklin Federal Limited-Term		Franklin High Yield
	Tax-Free Income Fund		Tax-Free Income Fund		Tax-Free Income Fund
	2017	2016	2017	2016	2017	2016
Distributions paid from tax
exempt income	$110,434,755	$112,663,479	$9,204,150	$10,195,775	$351,960,983	$354,366,468

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	Franklin Massachusetts		Franklin New Jersey
	Tax-Free Income Fund		Tax-Free Income Fund
	2017	2016	2017	2016
Distributions paid from tax
exempt income	$15,153,106	$15,963,035	$41,365,140	$42,824,380

At February 28, 2017, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt and ordinary income for income tax purposes were as follows:

	Franklin Federal	Franklin Federal	Franklin
	Intermediate-Term	Limited-Term	High Yield
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Cost of investments	$4,147,216,396	$1,087,272,287	$7,416,465,710

Unrealized appreciation	$179,031,715	$5,873,645	$823,284,125
Unrealized depreciation	(20,495,941)	(536,083)	(346,543,683)
Net unrealized appreciation (depreciation)	$158,535,774	$5,337,562	$476,740,442

Undistributed tax exempt income	$4,366,199	$1,748,189	$40,487,952
Undistributed ordinary income.	—	—	887,107
Distributable earnings	$4,366,199	$1,748,189	$41,375,059

	Franklin	Franklin
	Massachusetts	New Jersey
	Tax-Free	Tax-Free
	Income Fund	Income Fund

Cost of investments	$445,978,099	$1,045,589,230

Unrealized appreciation.	$23,480,301	$46,590,190
Unrealized depreciation.	(1,731,028)	(36,015,972)
Net unrealized appreciation (depreciation)	$21,749,273	$10,574,218
Distributable earnings - undistributed tax exempt
income	$659,635	$3,836,293

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, bond discounts and wash sales.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2017, were as follows:

	Franklin Federal	Franklin Federal	Franklin
	Intermediate-Term	Limited-Term	High Yield
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Purchases	$666,405,902	$176,482,462	$1,005,259,414
Sales.	$379,306,254	$357,178,007	$1,208,319,133

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5. Investment Transactions (continued)

	Franklin	Franklin
	Massachusetts	New Jersey
	Tax-Free	Tax-Free
	Income Fund	Income Fund
Purchases	$46,527,762	$98,078,229
Sales	$33,688,857	$105,179,125

6. Credit Risk and Defaulted Securities

At February 28, 2017, Franklin High Yield Tax-Free Income Fund had 17.9% of its portfolio invested in high yield securities or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At February 28, 2017, the aggregate value of these securities was $33,809,387, representing 0.4% of the Fund’s net assets. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

7. Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8. Reorganization

On April 29, 2016, Franklin High Yield Tax-Free Income Fund (surviving fund), pursuant to a plan of reorganization approved on April 4, 2016 by shareholders of Franklin Double Tax-Free Income Fund (Acquired Fund), acquired 100% of the Acquired Fund’s net assets, primarily made up of investment securities, which included $10,333,429 of unrealized depreciation, through a tax-free exchange of 13,087,656 shares of the Fund (valued at $150,128,772). Immediately after the completion of the reorganization, the combined net assets of the Fund were $8,443,530,216.

The primary purpose for the reorganization was to combine the Acquired Fund with a fund that has a larger asset size, lower annual fund operating expenses, better total return investment performance, and a more stable and diversified investment portfolio. The estimated cost of the reorganization was $134,500 of which the Fund and the Acquired Fund each paid 25% and Advisers paid 50%. The allocated portion of the Fund’s reorganization expenses are included with other expenses in the Statement of Operations.

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Assuming the reorganization had been completed on March 1, 2016, the Fund’s pro forma results of operations would have been as follows:

Net Increase
		Net Realized and	(Decrease) in Net
		Unrealized Gain	Assets from
Period	Net Investment Income	(Loss)	Operations

For the period March 1, 2016, through February 28, 2017	$ 362,142,443	$(268,279,722)	$93,862,721

Subsequent to the reorganization, the Fund has been managed as a single entity. Accordingly, it is impracticable to identify the amounts of investment income and net investment income attributable to the Acquired Fund’s assets after the completion of the reorganization.

9. Credit Facility

Certain or all Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended February 28, 2017, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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10.	Fair Value Measurements (continued)
A	summary of inputs used as of February 28, 2017, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Federal Intermediate-Term Tax-Free
Income Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$4,146,052,170	$—	$4,146,052,170
Short Term Investments	—	159,700,000	—	159,700,000
Total Investments in Securities	$—	$4,305,752,170	$—	$4,305,752,170

Franklin Federal Limited-Term Tax-Free Income
Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$860,876,416	$—	$860,876,416
Short Term Investments	—	231,733,433	—	231,733,433
Total Investments in Securities	$—	$1,092,609,849	$—	$1,092,609,849

Franklin High Yield Tax-Free Income Fund
Assets:
Investments in Securities:
Common Stocks and Other Equity Interests	$—	$—	$717,082	$717,082
Corporate Bonds	—	4,570,664	—	4,570,664
Municipal Bonds	—	7,833,994,421	—	7,833,994,421
Short Term Investments	—	53,923,985	—	53,923,985
Total Investments in Securities	$—	$7,892,489,070	$717,082	$7,893,206,152

Franklin Massachusetts Tax-Free Income Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$466,227,372	$—	$466,227,372
Short Term Investments	—	1,500,000	—	1,500,000
Total Investments in Securities	$—	$467,727,372	$—	$467,727,372

Franklin New Jersey Tax-Free Income Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$1,038,563,448	$—	$1,038,563,448
Short Term Investments	—	17,600,000	—	17,600,000
Total Investments in Securities	$—	$1,056,163,448	$—	$1,056,163,448

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

11. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds’ financial statements and related disclosures.

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12. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Abbreviations

Selected Portfolio

ACA	American Capital Access Holdings Inc.	IDAR	Industrial Development Authority Revenue
AGMC	Assured Guaranty Municipal Corp.	IDB	Industrial Development Bond/Board
AMBAC	American Municipal Bond Assurance Corp.	IDBR	Industrial Development Board Revenue
BAM	Build America Mutual Assurance Co.	ISD	Independent School District
BAN	Bond Anticipation Note	MAC	Municipal Assistance Corp.
BHAC	Berkshire Hathaway Assurance Corp.	MFHR	Multi-Family Housing Revenue
CDA	Community Development Authority/Agency	MFMR	Multi-Family Mortgage Revenue
CDD	Community Development District	MFR	Multi-Family Revenue
CFD	Community Facilities District	MTA	Metropolitan Transit Authority
COP	Certificate of Participation	NATL	National Public Financial Guarantee Corp.
EDA	Economic Development Authority	PBA	Public Building Authority
EDC	Economic Development Corp.	PCC	Pollution Control Corp.
EDR	Economic Development Revenue	PCFA	Pollution Control Financing Authority
ETM	Escrow to Maturity	PCR	Pollution Control Revenue
FGIC	Financial Guaranty Insurance Co.	PFA	Public Financing Authority
FHA	Federal Housing Authority/Agency	PFAR	Public Financing Authority Revenue
FICO	Financing Corp.	PIK	Payment-In-Kind
FRN	Floating Rate Note	PSF	Permanent School Fund
GARB	General Airport Revenue Bonds	RDA	Redevelopment Agency/Authority
GO	General Obligation	SF	Single Family
HDA	Housing Development Authority/Agency	SFHR	Single Family Housing Revenue
HDC	Housing Development Corp.	TAN	Tax Anticipation Note
HFA	Housing Finance Authority/Agency	TRAN	Tax and Revenue Anticipation Note
HFAR	Housing Finance Authority Revenue	UHSD	Unified/Union High School District
HFC	Housing Finance Corp.	USD	Unified/Union School District
ID	Improvement District	XLCA	XL Capital Assurance
IDA	Industrial Development Authority/Agency

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Tax-Free Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Federal Limited-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin Massachusetts Tax-Free Income Fund, and Franklin New Jersey Tax-Free Income Fund, (the “Funds”) as of February 28, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 18, 2017

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2017. A portion of the Funds’ exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2018, shareholders will be notified of amounts for use in preparing their 2017 income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1984	142	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging
Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment
Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	142	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), Santander
				Consumer USA Holdings, Inc.
				(consumer finance) (2016-present),
				RTI International Metals, Inc.
				(manufacture and distribution of
				titanium) (1999-2015) and H.J. Heinz
				Company (processed foods and allied
				products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	142	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2007	142	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-Present;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, (2003-2004); Visiting Professor, University of Georgia
School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	116	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since
2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	158	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Since 2013	142	None
One Franklin Parkway	the Board and
San Mateo, CA 94403-1906	Trustee
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since 2016	Not Applicable	Not Applicable
One Franklin Parkway	- AML
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Christopher J. Molumphy	President and	Since 2010	Not Applicable	Not Applicable
(1962)	Chief Executive
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in
Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective November 1, 2016, Frank Olson ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of
Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

At an in-person meeting held on February 28, 2017 (Meeting), the Board of Trustees (Board) of Franklin Tax-Free Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2016. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company

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data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Federal Intermediate-Term Tax-Free Income Fund – The Performance Universe for this Fund included the Fund and all retail and institutional intermediate municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one- and five-year periods was below the median of its Performance Universe, but for the three- and 10-year periods was above the median of its Performance Universe. Given the Fund’s income-oriented objective, the Board concluded that the Fund’s performance was satisfactory.

Franklin Federal Limited-Term Tax-Free Income Fund – The Performance Universe for this Fund included the Fund and all retail and institutional short municipal debt funds. The Board noted that the Fund’s annualized income return for the one-year period was equal to the median of its Performance Universe, and for the three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five-, and 10-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin High Yield Tax-Free Income Fund – The Performance Universe for this Fund included the Fund and all retail and institutional high yield municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-and 10-year periods was above the median of its Performance Universe, and for the five-year period was equal to the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the three- and five-year periods was below the median of its Performance Universe, but for the one- and 10-year periods was above the median of its Performance Universe. Given the Fund’s income-oriented objective, the Board concluded that the Fund’s performance was satisfactory.

Franklin Massachusetts Tax-Free Income Fund – The Performance Universe for this Fund included the Fund and all retail and institutional Massachusetts municipal debt funds. The Board noted that the Fund’s annualized income return and annualized total return for the one-, three-, five- and 10-year periods were above the medians of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin New Jersey Tax-Free Income Fund – The Performance Universe for this Fund included the Fund and all retail and institutional New Jersey municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-year period was above the median of its Performance Universe, for the three- and five-year periods was below the median of its Performance Universe, and for the 10-year period was equal to the median of its Performance Universe. Given the Fund’s income-oriented objective, the Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including management fees; transfer agent expenses; underlying fund expenses, if any; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate (Management Rate) of each Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

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Franklin Federal Intermediate-Term Tax-Free Income Fund – The Expense Group for this Fund included the Fund and ten other intermediate municipal debt funds. The Board noted that the Management Rate for the Franklin Federal Intermediate-Term Tax-Free Income Fund was above the median of its Expense Group, but its actual total expense ratio was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable.

Franklin Federal Limited-Term Tax-Free Income Fund – The Expense Group for this Fund included the Fund and nine other short municipal debt funds. The Board noted that the Management Rate for the Franklin Federal Limited-Term Tax-Free Income Fund was above the median of its Expense Group, but its actual total expense ratio was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable.

Franklin High Yield Tax-Free Income Fund – The Expense Group for this Fund included the Fund and eight other high yield municipal debt funds. The Board noted that the Management Rate and actual total expense ratio for the Franklin High Yield Tax-Free Income Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable.

Franklin Massachusetts Tax-Free Income Fund – The Expense Group for this Fund included the Fund and seven other Massachusetts municipal debt funds. The Board noted that the Management Rate for the Franklin Massachusetts Tax-Free Income Fund was above the median rate of its Expense Group, but its actual total expense ratio was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable.

Franklin New Jersey Tax-Free Income Fund – The Expense Group for this Fund included the Fund and five other New Jersey municipal debt funds. The Board noted that the Management Rate and actual total expense ratio for the Franklin New Jersey Tax-Free Income Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees

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as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that, to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $814,565 for the fiscal year ended February 28, 2017 and $869,327 for the fiscal year ended February 29, 2016.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

2

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended February 28, 2017 and $11,563 for the fiscal year ended February 29, 2016.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $255,000 for the fiscal year ended February 28, 2017 and $672,151 for the fiscal year ended February 29, 2016. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessments, and review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii)

3

through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $255,000 for the fiscal year ended February 28, 2017 and $683,714 for the fiscal year ended February 29, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.                N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.         N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                         N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

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Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By _/s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

        Finance and Administration

Date April 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  _/s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

  Finance and Administration

Date April 26, 2017

By  __/s/Gaston Gardey_

      Gaston Gardey

      Chief Financial Officer and

  Chief Accounting Officer

Date April 26, 2017

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